                                                                   EXHIBIT 10.23

              THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                      among

                      BOSTON PROPERTIES LIMITED PARTNERSHIP

                                       and

           OTHER BORROWERS WHICH MAY BECOME PARTIES TO THIS AGREEMENT

                                       and

                               FLEET NATIONAL BANK
                              BANK OF AMERICA, N.A.
                COMMERZBANK AG NEW YORK AND GRAND CAYMAN BRANCHES
                               JPMORGAN CHASE BANK
                      WELLS FARGO BANK NATIONAL ASSOCIATION
                         PNC BANK, NATIONAL ASSOCIATION
                              THE BANK OF NEW YORK
                          CITICORP NORTH AMERICA, INC.
               BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH
                      DEUTSCHE BANK TRUST COMPANY AMERICAS
                                  KEYBANK, N.A.
              DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES
                                  CITIZENS BANK

                                       and

        OTHER BANKS WHICH MAY BECOME PARTIES TO THIS AGREEMENT, AS BANKS

                                       and

                              FLEET NATIONAL BANK,
                        AS MANAGING ADMINISTRATIVE AGENT

                             BANK OF AMERICA, N.A.,
                              AS SYNDICATION AGENT

                                       and

                COMMERZBANK AG NEW YORK AND GRAND CAYMAN BRANCHES
                               JPMORGAN CHASE BANK
                                       and
                     WELLS FARGO BANK NATIONAL ASSOCIATION,
                           AS CO-DOCUMENTATION AGENTS

                                      with

           FLEET SECURITIES, INC. AND BANC OF AMERICA SECURITIES LLC,
              ACTING AS JOINT LEAD ARRANGERS AND JOINT BOOKRUNNERS

                          Dated as of January 17, 2003

                                TABLE OF CONTENTS

Section                                                                              Page
-------                                                                              ----
Section 1.    DEFINITIONS AND RULES OF INTERPRETATION                                   2

   Section 1.1.     Definitions                                                         2

   Section 1.2.     Rules of Interpretation                                            31

Section 2.    THE REVOLVING CREDIT FACILITY                                            31

   Section 2.1.     Commitment to Lend                                                 31

   Section 2.2.     The Revolving Credit Notes                                         33

   Section 2.3.     Interest on Revolving Credit Loans; Fees                           33

   Section 2.4.     Requests for Revolving Credit Loans                                34

   Section 2.5.     Conversion Options                                                 36

   Section 2.6.     Funds for Revolving Credit Loans                                   37

   Section 2.7.     Reduction of Commitment                                            38

   Section 2.8.     Swingline Loans                                                    38

   Section 2.9.     Bid Rate Advances                                                  41

   Section 2.10.    Increases in Total Commitment                                      45

   Section 2.11.    Extension of Revolving Credit Maturity Date                        46

Section 3.    LETTERS OF CREDIT                                                        46

   Section 3.1.     Letter of Credit Commitments                                       46

   Section 3.1.1.   Commitment to Issue Letters of Credit                              46

   Section 3.1.2.   Letter of Credit Applications                                      46

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
   Section 3.1.3.   Terms of Letters of Credit                                         47

   Section 3.1.4.   Obligations of Banks with respect to Letters of Credit             47

   Section 3.1.5.   Fronting Bank                                                      47

   Section 3.2.     Reimbursement Obligation of the Borrower                           47

   Section 3.3.     Letter of Credit Payments; Funding of a Loan                       48

   Section 3.4.     Obligations Absolute                                               49

   Section 3.5.     Reliance by Issuer                                                 49

   Section 3.6.     Letter of Credit Fee                                               50

Section 4.    REPAYMENT OF THE REVOLVING CREDIT LOANS                                  50

   Section 4.1.     Maturity                                                           50

   Section 4.2.     Optional Repayments of Revolving Credit Loans                      50

   Section 4.3.     Mandatory Repayment of Loans                                       51

Section 5.    CERTAIN GENERAL PROVISIONS                                               51

   Section 5.1.     Funds for Payments                                                 51

   Section 5.2.     Computations                                                       52

   Section 5.3.     Inability to Determine Eurodollar Rate                             52

   Section 5.4.     Illegality                                                         52

   Section 5.5.     Additional Costs, Etc.                                             53

   Section 5.6.     Capital Adequacy                                                   54

   Section 5.7.     Certificate; Limitations                                           55

   Section 5.8.     Indemnity                                                          55

   Section 5.9.     Interest on Overdue Amounts                                        55

Section 6.    RECOURSE OBLIGATIONS                                                     56

Section 7.    REPRESENTATIONS AND WARRANTIES                                           56

   Section 7.1.     Authority, Etc.                                                    56

   Section 7.2.     Governmental Approvals                                             58

   Section 7.3.     Title to Properties; Leases                                        58

   Section 7.4.     Financial Statements                                               59

   Section 7.5.     No Material Changes, Etc.                                          59

   Section 7.6.     Franchises, Patents, Copyrights, Etc.                              59

   Section 7.7.     Litigation                                                         60

   Section 7.8.     No Materially Adverse Contracts, Etc.                              60

   Section 7.9.     Compliance With Other Instruments, Laws, Etc.                      60

   Section 7.10.    Tax Status                                                         60

   Section 7.11     No Event of Default                                                61

   Section 7.12.    Investment Company Acts                                            61

   Section 7.13.    Absence of UCC Financing Statements, Etc.                          61

   Section 7.14.    Absence of Liens                                                   61

   Section 7.15.    Certain Transactions                                               61

   Section 7.16.    Employee Benefit Plans; Multiemployer Plans; Guaranteed
Pension Plans                                                                          61

   Section 7.17.    Regulations U and X                                                61

   Section 7.18.    Environmental Compliance                                           61

   Section 7.19.    Subsidiaries                                                       63

   Section 7.20.    Loan Documents                                                     63

   Section 7.21.    REIT Status                                                        64

Section 8.    AFFIRMATIVE COVENANTS OF THE BORROWER AND BPI                            64

   Section 8.1.     Punctual Payment                                                   64

   Section 8.2.     Maintenance of Office                                              64

   Section 8.3.     Records and Accounts                                               64

   Section 8.4.     Financial Statements, Certificates and Information                 64

   Section 8.5.     Notices                                                            67

   Section 8.6.     Existence of Borrower;  Maintenance of Properties                  69

   Section 8.7.     Existence of BPI; Maintenance of REIT Status of BPI;
Maintenance of Properties                                                              70

   Section 8.8.     Insurance                                                          70

   Section 8.9.     Taxes                                                              71

   Section 8.10.    Inspection of Properties and Books                                 71

   Section 8.11.    Compliance with Laws, Contracts, Licenses, and Permits             73

   Section 8.12.    Use of Proceeds                                                    73

   Section 8.13.    Addition of Borrowing Base Property                                74

   Section 8.14.    Additional Borrowers; Solvency of Borrowers; Removal of
                    Borrowers                                                          74

   Section 8.15.    Further Assurances                                                 75

   Section 8.16.    Interest Rate Protection                                           75

   Section 8.17.    Environmental Indemnification                                      75

   Section 8.18.    Response Actions                                                   76

   Section 8.19.    Environmental Assessments                                          76

   Section 8.20.    Employee Benefit Plans                                             77

   Section 8.21.    No Amendments to Certain Documents                                 77

Section 9.    CERTAIN NEGATIVE COVENANTS OF THE BORROWER AND BPI                       78

   Section 9.1.     Restrictions on Liabilities                                        78

   Section 9.2.     Restrictions on Liens, Etc.                                        79

   Section 9.3.     Restrictions on Investments                                        81

   Section 9.4.     Merger, Consolidation and Disposition of Assets; Assets of BPI     83

   Section 9.5.     Compliance with Environmental Laws                                 84

   Section 9.6.     Distributions                                                      84

   Section 9.7.     Hotel Properties                                                   84

Section 10.   FINANCIAL COVENANTS; COVENANTS REGARDING BORROWING BASE PROPERTIES       85

   Section 10.1.    Consolidated Total Indebtedness                                    85

   Section 10.2.    Secured Consolidated Total Indebtedness                            85

   Section 10.3.    Debt Service Coverage                                              85

   Section 10.4.    Reserved                                                           85

   Section 10.5.    Net Worth                                                          86

   Section 10.6.    Borrowing Base Properties                                          86

   Section 10.7.    Borrowing Base Debt Service Coverage Ratio                         87

Section 11.   [RESERVED.]                                                              87

Section 12.   CONDITIONS TO THE FIRST ADVANCE                                          87

   Section 12.1.    Loan Documents                                                     87

   Section 12.2.    Certified Copies of Organization Documents                         87

   Section 12.3.    By-laws; Resolutions                                               88

   Section 12.4.    Incumbency Certificate: Authorized Signers                         88

   Section 12.5.    Title Policies                                                     88

   Section 12.6.    Certificates of Insurance                                          88

   Section 12.7.    Hazardous Substance Assessments                                    88

   Section 12.8.    Opinion of Counsel Concerning Organization and Loan Documents      88

Section 12.9. [RESERVED.]                                                              89

   Section 12.10.   Structural Condition Assurances                                    89

   Section 12.11.   Financial Analysis of Borrowing Base Properties                    89

   Section 12.12.   Inspection of Borrowing Base Properties                            89

   Section 12.13.   Certifications from Government Officials                           89

   Section 12.14.   [Reserved.]                                                        89

   Section 12.15.   Proceedings and Documents                                          89

   Section 12.16.   Fees                                                               90

   Section 12.17.   Closing Certificate; Compliance Certificate                        90

   Section 12.18.   Partnership Documents                                              90

   Section 12.19.   Release Documents                                                  90

Section 13.   CONDITIONS TO ALL BORROWINGS                                             90

   Section 13.1.    Representations True; No Event of Default; Compliance Certificate  90

   Section 13.2.    No Legal Impediment                                                91

   Section 13.3.    Governmental Regulation                                            91

Section 14.   EVENTS OF DEFAULT; ACCELERATION; ETC.                                    91

   Section 14.1.    Events of Default and Acceleration                                 91

   Section 14.2.    Termination of Commitments                                         96

   Section 14.3.    Remedies                                                           96

Section 15.   SETOFF                                                                   97

Section 16.   THE AGENT                                                                97

   Section 16.1.    Authorization                                                      97

   Section 16.2.    Employees and Agents                                               97

   Section 16.3.    No Liability                                                       97

   Section 16.4.    No Representations                                                 98

   Section 16.5.    Payments                                                           98

   Section 16.6.    Holders of Revolving Credit Notes                                  99

   Section 16.7.    Indemnity                                                          99

   Section 16.8.    Agent as Bank                                                      99

   Section 16.9.    Notification of Defaults and Events of Default                     99

   Section 16.10.   Duties in the Case of Enforcement                                  99

   Section 16.11.   Successor Agent                                                   100

   Section 16.12.   Notices                                                           101

Section 17.   EXPENSES                                                                101

Section 18.   INDEMNIFICATION                                                         102

Section 19.   SURVIVAL OF COVENANTS, ETC.                                             102

Section 20.   ASSIGNMENT; PARTICIPATIONS; ETC.                                        103

   Section 20.1.    Conditions to Assignment by Banks.                                103

   Section 20.2.    Certain Representations and Warranties; Limitations; Covenants    104

   Section 20.3.    Register                                                          105

   Section 20.4.    New Notes                                                         105

   Section 20.5.    Participations                                                    105

   Section 20.6.    Pledge by Lender                                                  106

   Section 20.7.    No Assignment by Borrower                                         106

   Section 20.8.    Disclosure                                                        106

   Section 20.9.    Syndication                                                       106

Section 21.   NOTICES, ETC.                                                           106

Section 22.   BPLP AS AGENT FOR THE BORROWER                                          107

Section 23.   GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE                      107

Section 24.   HEADINGS                                                                108

Section 25.   COUNTERPARTS                                                            108

Section 26.   ENTIRE AGREEMENT, ETC.                                                  108

Section 27.   WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS                          108

Section 28.   CONSENTS, AMENDMENTS, WAIVERS, ETC.                                     109

Section 29.   SEVERABILITY                                                            110

Section 30.   INTEREST RATE LIMITATION                                                111

        EXHIBITS TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

A       Form of Revolving Credit Note
A-1     Form of Swingline Note
B       Form of Loan Request
C       Form of Compliance Certificate
D       Forms of Competitive Bid Documents
E       Form of Closing Certificate
F       Form of Assignment and Assumption Agreement
G       Form of Joinder Agreement

       SCHEDULES TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

Schedule 1          Borrower
Schedule 2          Banks
Schedule 3          Borrowing Base Properties
Schedule 4          CBD Properties
Schedule 7.1(b)     Preferred Creditor Equity
Schedule 7.7        Litigation
Schedule 7.16       Employee Benefit Plans
Schedule 7.19       Subsidiaries
Schedule 8.5(b)     Environmental Events
Schedule 9.1(e)     BPI Liabilities
Schedule 9.3        Investments

                           THIRD AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT

    This THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT is made as of the 17th day of January, 2003, by and among BOSTON PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership ("BPLP") and the Wholly-owned Subsidiaries (defined below) which are listed on SCHEDULE 1 hereto (as such Schedule 1 may be amended from time to time) (BPLP and any such Wholly-owned Subsidiary being hereinafter referred to collectively as the "Borrower" unless referred to in their individual capacities), having their principal place of business at 800 Boylston Street, Boston, Massachusetts 02199; FLEET NATIONAL BANK ("Fleet"), having its principal place of business at One Federal Street, Boston, Massachusetts 02109 and the other lending institutions listed on SCHEDULE 2 hereto or which may become parties hereto pursuant to Section 20 (individually, a "Bank" and collectively, the "Banks"); FLEET, as managing administrative agent for itself and each other Bank; BANK OF AMERICA, N.A., as Syndication Agent, and COMMERZBANK AG NEW YORK AND GRAND CAYMAN BRANCHES, JPMORGAN CHASE BANK and WELLS FARGO BANK NATIONAL ASSOCIATION, as Co-Documentation Agents; and FLEET SECURITIES, INC. and BANC OF AMERICA SECURITIES LLC, as Joint Lead Arrangers and Joint Bookrunners.

                                    RECITALS

    A. The Borrower, certain of its Subsidiaries and BankBoston, N.A. entered into that certain Revolving Credit Agreement dated as of June 23, 1997 (as amended, the "Initial Credit Agreement") and acted as agent thereunder.

    B. The Initial Credit Agreement (i) was amended and restated in its entirety as of March 31, 1998 pursuant to the Amended and Restated Revolving Credit Agreement among the Borrower, certain of its Subsidiaries, BankBoston, N.A., individually and as managing administrative agent, and certain other financial institutions, including Fleet, and (ii) was further amended and restated in its entirety again as of March 31, 2000 pursuant to the Second Amended and Restated Revolving Credit Agreement among the Borrower, certain of its Subsidiaries, Fleet (as successor to BankBoston, N.A.), individually and as managing administrative agent, and certain other financial institutions (such Second Amended and Restated Revolving Credit Agreement, as amended, the "Existing Credit Agreement").

    C. Effective March 1, 2000, Fleet National Bank was merged into BankBoston, N.A. and simultaneously therewith, BankBoston, N.A. changed its name to Fleet National Bank.

    D. The Borrower, Fleet and the other lenders and agents under the Existing Credit Agreement desire to amend the Existing Credit Agreement in certain respects as set forth herein (including, without limitation, to reflect the withdrawal of certain of the Banks thereunder).

    E. The Borrower is primarily engaged in the business of owning, purchasing, developing, constructing, renovating and operating office and industrial buildings and hotels in the United States.

    F. Boston Properties, Inc., a Delaware corporation ("BPI"), is the sole general partner of BPLP, holds in excess of 65% of the partnership interests in BPLP as of the date of this Agreement, and is qualified to elect REIT status for income tax purposes.

    G. The Borrower has requested the Banks, and the Banks have agreed, to amend and restate the existing unsecured revolving credit facility for use by the Borrower pursuant to the terms and conditions hereof.

    NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree that the Existing Credit Agreement shall be amended and restated effective as of January 17, 2003, to read as follows:

    Section 1.     DEFINITIONS AND RULES OF INTERPRETATION.

    Section 1.1. Definitions. The following terms shall have the meanings set forth in this Section 1 or elsewhere in the provisions of this Agreement referred to below:

    111 HUNTINGTON AVENUE. The property located at 111 Huntington Avenue, Boston, Massachusetts. The Agent hereby acknowledges that, as of the date hereof, 111 Huntington Avenue is a CBD Property.

    399 PARK AVENUE. The property located at 399 Park Avenue, New York, New York. The Agent hereby acknowledges that, as of the date hereof, 399 Park Avenue is a CBD Property.

    ABSOLUTE RATE AUCTION. With respect to a request by the Borrower for a Bid Rate Advance, a solicitation in which the Borrower specifies in the Bid Rate Advance Borrowing Notice that the rates of interest to be offered by the Banks shall be absolute rates per annum.

    ACCOUNTANTS. In each case, independent certified public accountants reasonably acceptable to the Majority Banks. The Banks hereby acknowledge that the Accountants may include PriceWaterhouse Coopers LLP and any other so-called "big-four" accounting firm.

    ACCOUNTS PAYABLE. See definition of "Consolidated Total Indebtedness".

    ACCOUNTS RECEIVABLE. Collectively, without double-counting, each of the accounts receivable of the Borrower and its Subsidiaries which (i) arose in the ordinary course of business of the Borrower or such Subsidiary, (ii) would be classified under GAAP as a current asset on the balance sheet of the Borrower or such Subsidiary and is not more than 60 days past due under the original terms, and (iii) to the knowledge of the Borrower or such Subsidiary, is the valid and binding obligation of the account debtor.

    ADVANCE RATE. See definition of "Eligible Amount".

    AFFILIATE. With reference to any Person, (i) any director or executive officer of that Person, (ii) any other Person controlling, controlled by or under direct or indirect common control of that Person, (iii) any other Person directly or indirectly holding 10% or more of any class of the capital stock or other equity interests (including options, warrants, convertible securities and similar rights) of that Person and (iv) any other Person 10% or more of any class of whose capital stock or other equity interests (including options, warrants, convertible securities and similar rights) is held directly or indirectly by that Person.

    AGENT. Fleet acting as managing administrative agent for the Banks, or any successor agent, as permitted by Section 16.

    AGENT'S HEAD OFFICE. The Agent's office located at One Federal Street, Boston, Massachusetts 02109, or at such other location as the Agent may designate from time to time, or the office of any successor Agent permitted under Section 16, PROVIDED such office (which need not be such successor Agent's head office) is located in Boston, Massachusetts.

    AGREEMENT. This Third Amended and Restated Revolving Credit Agreement, including the SCHEDULES and Exhibits hereto, as the same may be from time to time amended and in effect.

    AGREEMENT OF LIMITED PARTNERSHIP OF BPLP. The Amended and Restated Agreement of Limited Partnership of BPLP, dated June 23, 1997, as amended, among BPI and the limited partners named therein, as amended through the date hereof and as the same may be further amended from time to time as permitted by Section 8.21.

    ANNUALIZED BORROWING BASE PROPERTIES CAPITAL EXPENDITURES. (i) With respect to any Real Estate Assets which are Borrowing Base Properties, other than hotel properties, for any rolling four (4) calendar quarters, determined as of the last day of a calendar quarter, an amount equal to $.25 MULTIPLIED BY the total number of square feet of the Real Estate Assets, which are Borrowing Base Properties, other than hotel properties on the last day of such calendar quarter; (ii) with respect to the Marriott Cambridge Center

Hotel in Cambridge, Massachusetts for so long as it is a Borrowing Base Property, for any rolling four (4) calendar quarters, determined as of the last day of a calendar quarter, an amount equal to six percent (6%) of gross revenues as determined in accordance with GAAP for such four (4) calendar quarters; (iii) with respect to the Marriott Long Wharf Hotel in Boston, Massachusetts, for so long as it is a Borrowing Base Property, for any rolling four (4) calendar quarters, determined as of the last day of a calendar quarter, an amount equal to five percent (5%) of gross revenues as determined in accordance with GAAP for such four (4) calendar quarters; (iv) with respect to the Cambridge Residence Inn in Cambridge, Massachusetts, for so long as it is a Borrowing Base Property, for any rolling four (4) calendar quarters, determined as of the last day of a calendar quarter, an amount equal to five percent (5%) of gross revenues as determined in accordance with GAAP for such four (4) calendar quarters; and (v) with respect to the hotel properties which are Borrowing Base Properties, other than the Marriott Long Wharf Hotel, the Marriott Cambridge Center Hotel and the Cambridge Residence Inn, for any rolling four (4) calendar quarters, determined as of the last day of a calendar quarter, an amount equal to the applicable percentage of gross revenues as determined in accordance with GAAP for such four
(4) calendar quarters, which is to be maintained on the books of the Borrower or in a separate reserve account for the replacement or repair of such hotel's furniture, fixtures and equipment pursuant to (and in no event less than as required by) the applicable hotel management agreement or franchise agreement (which such agreement shall be in form and substance customary for a national hotel franchise).

    ANNUALIZED CAPITAL EXPENDITURES. (i) With respect to any Real Estate Assets other than hotel properties, for any rolling four (4) calendar quarters, determined as of the last day of a calendar quarter, an amount equal to $.25 MULTIPLIED BY the total number of square feet of the Real Estate Assets other than hotel properties, on the last day of such calendar quarter; (ii) with respect to the Marriott Cambridge Center Hotel in Cambridge, Massachusetts, for any rolling four (4) calendar quarters, determined as of the last day of a calendar quarter, an amount equal to six percent (6%) of gross revenues as determined in accordance with GAAP for such four (4) calendar quarters; (iii) with respect to the Marriott Long Wharf Hotel in Boston, Massachusetts, for any rolling four (4) calendar quarters, determined as of the last day of a calendar quarter, an amount equal to five percent (5%) of gross revenues as determined in accordance with GAAP for such four (4) calendar quarters; (iv) with respect to the Cambridge Residence Inn in Cambridge, Massachusetts, for any rolling four
(4) calendar quarters, determined as of the last day of a calendar quarter, an amount equal to five percent (5%) of gross revenues as determined in accordance with GAAP for such four (4) calendar quarters; and (v) with respect to the hotel properties other than the Marriott Long Wharf Hotel, the Marriott Cambridge Center Hotel and the Cambridge Residence Inn, for any rolling four (4) calendar quarters, determined as of the last day of a calendar quarter, an amount equal to the applicable percentage of gross revenues as determined in accordance with GAAP for such four (4) calendar quarters, which percentage shall be the percentage for each such hotel as is to be maintained on the books of the Borrower or in a separate reserve account for the replacement or repair of such hotel's furniture, fixtures and equipment pursuant to (and in no event less than as required by) the applicable hotel management agreement or franchise agreement (which such agreement shall be in form and substance customary for a national hotel franchise).

    APPLICABLE L/C PERCENTAGE. With respect to any Letter of Credit, a per annum percentage equal to the Applicable Eurodollar Margin in effect on the date on which such Letter of Credit was issued.

    APPLICABLE EURODOLLAR MARGIN. With respect to Eurodollar Rate Loans, the spread, expressed in basis points, over the Eurodollar Rate and used in calculating the interest rate applicable to Eurodollar Rate Loans which spread shall vary from time to time in relationship to variances in the Debt Ratings as set forth below. The applicable Debt Ratings and Eurodollar Spreads (bps) for Eurodollar Rate Loans are as set forth in the following table:


          S&P                 Moody's             Eurodollar spread (bps)
          ---                 -------             -----------------------
          A- or above         A3 or above         55.0

          BBB+                Baa1                65.0

          BBB                 Baa2                70.0

          BBB-                Baa3                90.0

          Below BBB- or       Below Baa3 or
          unrated             unrated            125.0

In the event the Debt Ratings from the two agencies referred to above are not equivalent, the Eurodollar Spread (bps) will be determined (i) based on the higher of the two Debt Ratings if the lower Debt Rating is no more than one level lower than the higher Debt Rating, and (ii) based on the average of the two Debt Ratings if the lower Debt Rating is more than one level lower than the higher Debt Rating. Adjustments in the Eurodollar Spread (bps) for a Eurodollar Rate Loan based upon a change in a Debt Rating level shall be effective on the first day following the change in such Debt Rating.

The Borrower shall notify the Agent in writing of any change in the Debt Rating as and when such change occurs.

    APPLICABLE PRIME RATE MARGIN. Zero.

    APPROVED CONDOMINIUM PROPERTY. A Real Estate Asset which is a condominium unit and in which a member of the BP Group owns 100% of the interests (including 100% of the unit owner's voting rights) in the unit, PROVIDED that the Agent has reviewed and approved the condominium documents governing such condominium (and such documents are not amended thereafter) with such approval not to be unreasonably withheld (it being acknowledged that unless the Agent has raised an objection with 14 days after it has received copies of the applicable condominium documents, the Agent shall be deemed to have approved such documents). The Agent hereby acknowledges that, as of the date hereof, 111 Huntington Avenue, 399 Park Avenue and the Citigroup Center Property are Approved Condominium Properties. Notwithstanding the foregoing, an Approved Condominium Property which is not 100% owned by the Borrower (including 100% of the unit owner's voting rights) may not be or become a Borrowing Base Property without the prior written consent of the Majority Banks.

    ARRANGER. Fleet Securities, Inc.

    ASSUMED TEST DEBT SERVICE. For any fiscal quarter, an amount equal to the aggregate amount determined to be the payments which would be required during such quarter to amortize the average amount of Unsecured Consolidated Total Indebtedness outstanding during such quarter with respect to the Borrowing Base Properties, using a twenty-five (25) year mortgage style amortization schedule, and using an annual interest rate equal to the sum of two percent (2%) PLUS the imputed seven (7) year United States Treasury notes annual yield as of the last day of such fiscal quarter based upon published quotes for Treasury notes having seven (7) years to maturity.

    ASSIGNMENT AND ASSUMPTION. See Section 20.1.

    BANKS. Collectively, Fleet and the other lending institutions listed on
SCHEDULE 2 hereto and any other banks which may provide additional commitments and become parties to this Agreement, and any other Person who becomes an assignee of any rights of a Bank pursuant to Section 20 or a Person who acquires all or substantially all of the stock or assets of a Bank.

    BID RATE ADVANCE. A borrowing consisting of simultaneous Bid Rate Loans to the Borrower from each of the Banks whose offer to make a Bid Rate Loan as part of such borrowing has been accepted by the Borrower under the applicable auction bidding procedure described in Section 2.9.

    BID RATE ADVANCE BORROWING NOTICE. See Section 2.9(b)(i).

    BID RATE LOAN. A loan by a Bank to the Borrower as part of a Bid Rate Advance resulting from the applicable auction bidding procedure described in
Section 2.9.

    BID RATE MAXIMUM AMOUNT. At any particular time of reference, an amount equal to fifty percent (50%) of the Total Commitment then in effect.

    BID RATE NOTES. The promissory notes substantially in the form of Exhibit D-1 hereto which evidence the Bid Rate Loans.

    BORROWER. See the preamble hereto.

    BORROWING BASE. As determined from time to time, the Borrowing Base Properties.

    BORROWING BASE AVAILABILITY. As at any date of determination an amount equal to the Eligible Amount on such date MINUS the Maximum Drawing Amount on such date.

    BORROWING BASE CONDITIONS. See definition of "Borrowing Base Property".

    BORROWING BASE DEBT SERVICE COVERAGE RATIO. As of any date of determination, the ratio of (i) Borrowing Base Net Operating Income as determined on such date DIVIDED BY 4, to (ii) the Assumed Test Debt Service applicable to the quarter upon which the Borrowing Base Net Operating income was based.

    BORROWING BASE NET OPERATING INCOME. As of any date of determination, the Net Operating Income calculated with respect to the Real Estate Assets which are Borrowing Base Properties during the quarter upon which such Net Operating Income is based, PROVIDED that such Net Operating Income shall be adjusted on a PRO FORMA basis to account for Real Estate Assets that were acquired by the Borrower and added to the Borrowing Base during such quarter by projecting the results generated by any such Real Estate Asset for the portion of the applicable quarter during which the Borrower owned (or ground-leased) such Real Estate Asset over the entire applicable quarter.

    BORROWING BASE PROPERTY. As of any date of determination, an Unencumbered Asset owned by the Borrower that: (i) is a Permitted Property, (ii) is not the subject of a Disqualifying Structural Event, (iii) is not the subject of a Disqualifying Environmental Event, (iv) is not a Real Estate Asset Under Development, (v) is wholly-owned or ground-leased by the Borrower or is an Approved Condominium Property which is a Permitted Property, (vi) is not subject to a Non-Material Breach, and (vii) has been designated by the Borrower in writing to the Agent as a Real Estate Asset that is a Borrowing Base Property, PROVIDED that on such date of determination, the Unencumbered Assets that are Borrowing Base Properties, taken as a whole, shall have been 85% leased in the aggregate as of the date of such determination, and PROVIDED, FURTHER, that each request to include an Unencumbered Asset as a Borrowing Base Property shall be accompanied by a compliance certificate in the form of EXHIBIT C-5 attached hereto (the foregoing clauses (i) through (vii) and the succeeding PROVISOS being herein referred to collectively as the "Borrowing Base Conditions"). The Borrowing Base Properties that constitute the Borrowing Base on the Closing Date are set forth on SCHEDULE 3.

    BORROWING BASE VALUE. As of any date of determination, an amount equal to
(x) the amount of Unrestricted Cash and Cash Equivalents of the Borrower on such date PLUS (y) (i) the Borrowing Base Net Operating Income from the Borrowing Base Properties as determined on such date, MINUS (ii) the amount by which the Annualized Borrowing Base

Capital Expenditures applicable to the quarter upon which such Borrowing Base Net Operating Income was based exceeds the amount deducted for Capital Expenditures in determining such Borrowing Base Net Operating Income, with the number resulting from such subtraction being DIVIDED BY the Capitalization Rate; PROVIDED that (1) such Borrowing Base Net Operating Income shall be adjusted on a PRO FORMA basis to account for Real Estate Assets that were acquired by the Borrower and added to the Borrowing Base during such quarter by projecting the results generated by any such Real Estate Asset for the portion of the applicable quarter during which the Borrower owned (or ground-leased) such Real Estate Asset over the entire applicable quarter, (2) with respect to a Real Estate Asset that was a Real Estate Asset Under Development and for which the Borrower has received a certificate of occupancy or such Real Estate Asset may otherwise be lawfully occupied for its intended use and, to the extent that such Real Estate Asset otherwise qualifies as a Borrowing Base Property, the Borrower may calculate the Borrowing Base Value of such Real Estate Asset either in the manner set forth above or at the cost basis value (or, with respect to 399 Park Avenue, other fixed value as provided in this Agreement) for a period of twelve months after the issuance of the certificate of occupancy or such Real Estate Asset may otherwise be lawfully occupied for its intended use, and (3) with respect to a Real Estate Asset (not a Real Estate Asset Under Development) acquired by the Borrower after the date hereof, to the extent that such Real Estate Asset otherwise qualifies as a Borrowing Base Property, the Borrower may calculate the Borrowing Base Value of such Real Estate Asset either in the manner set forth above or at the cost basis value (or, with respect to 399 Park Avenue, other fixed value as provided in this Agreement) for a period of twelve months after the date of acquisition by the Borrower, and PROVIDED, FURTHER, that at no time may the Borrowing Base Value attributable to hotel properties constitute more than 33 1/3% of the total Borrowing Base Value. For purposes of determining Borrowing Base Value, from the Closing Date through June 29, 2003, 399 Park Avenue shall be included in the Borrowing Base at the fixed value equal to $1,000,000,000 rather than at the value that would be attributable to it in accordance with the calculation required above by this definition of Borrowing Base Value, PROVIDED that (i) 399 Park Avenue must at all times meet the requirements of a Borrowing Base Property and (ii) for the quarterly reporting period ending on June 30, 2003 and for all periods thereafter, the Borrowing Base Value attributable to 399 Park Avenue shall be determined in accordance with the calculation required by the first sentence of this definition of Borrowing Base Value.

    BP GROUP. Collectively, (i) BPLP, (ii) BPI, (iii) the respective Subsidiaries of BPLP and BPI and (iv) the Partially-Owned Entities.

    BPI. Boston Properties, Inc., a Delaware corporation and the sole general partner of the Borrower.

    BUILDINGS. Individually and collectively, the buildings, structures and improvements now or hereafter located on the Real Estate Assets.

    BUSINESS DAY. Any day on which banking institutions in Boston, Massachusetts, are open for the transaction of banking business and, in the case of Eurodollar Rate Loans, also a day which is a Eurodollar Business Day.

    CAPITAL EXPENDITURES. Any expenditure for any item that would be treated or defined as a capital expenditure under GAAP or the Code.

    CAPITALIZATION RATE. The Capitalization Rate shall be (i) 9.0% for Real Estate Assets other than the CBD Properties, and (ii) 8.5% for Real Estate Assets which are CBD Properties.

    CAPITALIZED LEASES. Leases under which the Borrower or any of its Subsidiaries or any Partially-Owned Entity is the lessee or obligor, the discounted future rental obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with GAAP.

    CBD PROPERTIES. Each of the Real Estate Assets listed on SCHEDULE 4 and each other Real Estate Asset which is designated by the Agent and the Borrower as a CBD Property from time to time.

    CERCLA. See Section 7.18.

    CITIGROUP CENTER PROPERTY. The property located at 153 East 53rd Street, New York, New York and commonly referred to as the "Citigroup Center". The Agent hereby acknowledges that, as of the date hereof, the Citigroup Center Property is a CBD Property.

    CLOSING DATE. January 17, 2003.

    CODE. The Internal Revenue Code of 1986, as amended and in effect from time to time.

    COMPLETED LOAN REQUEST. A loan request accompanied by all information required to be supplied under the applicable provisions of Section 2.4.

    COMMITMENT. With respect to each Bank, the amount set forth from time to time on SCHEDULE 2 hereto as the amount of such Bank's Commitment to make Revolving Credit Loans to, and to participate in the issuance, extension and renewal of Letters of Credit for the account of, the Borrower as such SCHEDULE 2 may be amended from time to time in accordance with the terms of this Agreement.

    COMMITMENT PERCENTAGE. With respect to each Bank, the percentage set forth on SCHEDULE 2 hereto as such Bank's percentage of the Total Commitment, as such

SCHEDULE 2 may be amended from time to time in accordance with the terms of this Agreement.

    CONSOLIDATED OR CONSOLIDATED. With reference to any term defined herein, shall mean that term as applied to the accounts of the Borrower and its Subsidiaries, or BPI and its Subsidiaries (as the case may be), consolidated in accordance with GAAP in accordance with the terms of this Agreement.

    CONSOLIDATED EBITDA. In relation to the Borrower and its Subsidiaries for any fiscal quarter, an amount equal to, without double-counting, the net income or loss of the Borrower and its Subsidiaries determined in accordance with GAAP (before minority interests and excluding the adjustment for so-called "straight-line rent accounting") for such quarter, PLUS (x) the following to the extent deducted in computing such Consolidated net income for such quarter: (i) Consolidated Total Interest Expense for such quarter, (ii) real estate depreciation, amortization and extraordinary items for such quarter, and (iii) other non-cash charges for such quarter; and MINUS (y) (i) all gains (or PLUS all losses) attributable to the sale or other disposition of assets or debt restructurings in such quarter, in each case (i.e., (x) and (y)(i) hereof) adjusted to include the Borrower's or any Subsidiary's PRO RATA share of EBITDA from any Partially-Owned Entity in such quarter, based on its percentage ownership interest in such Partially-Owned Entity (or such other amount to which the Borrower or such Subsidiary is entitled or for which the Borrower or such Subsidiary is obligated based on an arm's length agreement), and (ii) for the purposes of calculating Consolidated Total Adjusted Asset Value only, all interest income of the Borrower and its Subsidiaries received in connection with any Mortgages. In determining Consolidated EBITDA for the purposes of calculating Fair Market Value of Real Estate Assets and Consolidated Total Adjusted Asset Value only, any and all income of the Borrower and its Subsidiaries received from any Real Estate Asset that is included in such calculations at its cost basis value (or, as to 399 Park Avenue, other fixed value as provided in this Agreement) shall be excluded.

    CONSOLIDATED FIXED CHARGES. For any fiscal quarter, an amount equal to (i) Consolidated Total Interest Expense for such quarter PLUS (ii) the aggregate amount of scheduled principal payments of Indebtedness (excluding optional prepayments, balloon payments at maturity and any mid-term balloon payments of principal with respect to Indebtedness otherwise requiring equal periodic amortization payments of principal and interest over the term of such Indebtedness (and any balloon payments at maturity with respect to such Indebtedness)) required to be made during such quarter by the Borrower and its Subsidiaries on a Consolidated basis PLUS (iii) the aggregate amount of capitalized interest required in accordance with GAAP to be paid or accrued during such quarter by the Borrower and its Subsidiaries PLUS (iv) Annualized Capital Expenditures applicable to such quarter DIVIDED BY 4 PLUS (v) the dividends and distributions, if any, paid or required to be paid during such quarter on the Preferred Equity (Section 10.3(B)) or the Preferred Creditor Equity (Section 10.3(A)), as applicable, of the Borrower, BPI or any of their respective Subsidiaries.

    CONSOLIDATED NET WORTH. As of any date of determination, an amount equal to the Consolidated net worth of the Borrower and its Subsidiaries, as determined in accordance with GAAP.

    CONSOLIDATED TOTAL ADJUSTED ASSET VALUE. As of any date of determination, an amount equal to the sum of (i) the Fair Market Value of Real Estate Assets as of such date, PLUS (ii) 100% of the value of Unrestricted Cash and Cash Equivalents on such date, PLUS (iii) 100% of the Development Costs incurred and paid to date by the Borrower with respect to any Real Estate Assets which are Real Estate Assets Under Development on such date, provided that, for purposes of this clause (iii), the aggregate amount of Development Costs included in the calculation of Consolidated Total Adjusted Asset Value shall not exceed an amount equal to 20% of the sum of the Fair Market Value of Real Estate Assets on such date PLUS the value of Unrestricted Cash and Cash Equivalents on such date (the "Eligible Real Estate Development Costs"), PLUS (iv) with respect to each Mortgage, the lesser of (y) the aggregate amount of principal under such Mortgage that will be due and payable to the Borrower or its Subsidiaries (to the extent of Borrower's direct or indirect interest therein) and (z) the purchase price paid by the Borrower or one of its Subsidiaries to acquire such Mortgage, PLUS (v) Accounts Receivable as of such date, PLUS (vi) 100% of the value (determined on the so-called mark-to-market basis) of the Marketable Securities owned by the Borrower or its Subsidiaries on such date, PROVIDED that
(1) the aggregate value attributed to such Marketable Securities which are not of the type described in clauses (a), (b) or (c) of Section 9.3 may not exceed 2% of the Consolidated Total Adjusted Asset Value at any time, and (2) such Marketable Securities must not be subject to any lock-up or other transfer restrictions, plus (vii) the book value of land owned by the Borrower, as evidenced by the Borrower's balance sheet delivered to the Agent. Notwithstanding the foregoing, at any time at which the value determined pursuant to clause (iv) of the preceding sentence equals or exceeds 10% of the total Fair Market Value of Real Estate Assets at such time, then upon the occurrence of an event of default under any Mortgage, the portion of the value of such defaulted Mortgage which is in excess of 10% of the total Fair Market Value of Real Estate Assets at such time ("Excess Value") shall be reduced to seventy-five percent (75%) of the Excess Value as determined in this subparagraph (iv) until the earlier to occur of (a) the event of default under the Mortgage is cured in a commercially reasonable manner and (b) one hundred eighty (180) days after the occurrence of the event of default; thereafter, if the event of default under the defaulted Mortgage has not been cured in a commercially reasonable manner, the portion of the value of the defaulted Mortgage which is in excess of 10% of the total Fair Market Value of Real Estate Assets at such time shall be reduced to fifty percent (50%) of the Excess Value as determined as set forth above until the earlier to occur of (a) the event of default under the Mortgage is cured in a commercially reasonable manner and (b) eighteen (18) months after the occurrence of the event of default; thereafter, if the event of default under the defaulted Mortgage has not been cured in a commercially reasonable manner, the portion of the value of the defaulted Mortgage which is in excess of 10% of the total Fair Market Value of Real Estate Assets at such time shall be reduced to zero.

    CONSOLIDATED TOTAL INDEBTEDNESS. As of any date of determination, Consolidated Total Indebtedness means for the Borrower and its Subsidiaries, the sum of (without double-counting) but subject to the limitations set forth below,
(i) all Accounts Payable on such date, (ii) all Indebtedness outstanding on such date, and (iii) all Letters of Credit outstanding on such date, in each case whether Recourse, Without Recourse or contingent, PROVIDED, however, that amounts not drawn under the Revolving Credit Loans or any other Indebtedness on such date shall not be included in calculating Consolidated Total Indebtedness, and PROVIDED, FURTHER, that (without double-counting), (x) each of the following shall be included in Consolidated Total Indebtedness: (a) all amounts of guarantees, indemnities for borrowed money, stop-loss agreements and the like provided by the Borrower or any of its Subsidiaries, in each case in connection with and guarantying repayment of amounts outstanding under any other Indebtedness; (b) all amounts for which a letter of credit has been issued for the account of the Borrower or any of its Subsidiaries; (c) all amounts of bonds posted by the Borrower or any of its Subsidiaries guaranteeing performance or payment obligations; and (d) all liabilities of the Borrower or any of its Subsidiaries as partners, members or the like for liabilities (whether such liabilities are Recourse, Without Recourse or contingent obligations of the applicable partnership or other Person) of partnerships or other Persons in which any of them have an equity interest, which liabilities are for borrowed money or any of the matters listed in clauses (a), (b) or (c), and (y) each of the following shall be excluded from Consolidated Total Indebtedness: (a) defeased Indebtedness of the Borrower and its Subsidiaries; and (b) Indebtedness of the Borrower and its Subsidiaries secured by Unrestricted Cash and Cash Equivalents (it being agreed that, for this purpose, a lien on such Unrestricted Cash or Cash Equivalents in favor of the Person holding such Indebtedness shall not be deemed a "Lien" for purposes of the definition of Unrestricted Cash and Cash Equivalents). Notwithstanding the foregoing (without double counting), with respect to any Partially-Owned Entity, (x) to the extent that the Borrower or any Subsidiary or such Partially-Owned Entity is providing a completion guaranty in connection with a construction loan entered into by a Partially-Owned Entity, Consolidated Total Indebtedness shall only include the Borrower's or such Subsidiary's PRO RATA liability under the Indebtedness relating to such completion guaranty (or, if greater, but without double-counting, the Borrower's or such Subsidiary's liability under such completion guaranty (it being agreed that to the extent that the liability of the Borrower or its Subsidiaries under such completion guaranty would not constitute a liability (contingent or otherwise) under GAAP, such liability will not be included in Consolidated Total Indebtedness)) and (y) in connection with the liabilities described in clauses
(a) and (d) above, the Borrower shall be required to include in Consolidated Total Indebtedness the portion of the liabilities of such Partially-Owned Entity which are attributable to the Borrower's or such Subsidiary's percentage equity interest in such Partially-Owned Entity or such other amount (if greater) of such liabilities for which the Borrower or its Subsidiaries are, or have agreed to be, liable by way of guaranty, indemnity for borrowed money, stop-loss agreement or the like (excluding liability under completion guaranties, which shall be included as and to the extent set forth in clause (x) of this sentence)), it being agreed that Indebtedness of a Partially-Owned Entity shall not be excluded from Consolidated Total Indebtedness by virtue of the liability of such Partially-Owned Entity being Without Recourse. For purposes hereof, the value of Accounts Payable shall be determined in accordance with GAAP, and the amount of borrowed money shall equal the sum of (1) the amount of borrowed money as determined in accordance with GAAP PLUS (2) the amount of those contingent liabilities for borrowed money set forth in subsections (a) through (d) above, but shall exclude any adjustment for so-called "straight-line interest accounting" or the "constant yield to maturity method" required under GAAP.

    CONSOLIDATED TOTAL INTEREST EXPENSE. For any fiscal quarter, the aggregate amount of interest required in accordance with GAAP to be paid or accrued (but excluding interest funded from the proceeds of any construction loan), without double-counting, by the Borrower and its Subsidiaries during such quarter on:
(i) all Indebtedness of the Borrower and its Subsidiaries (including the Loans and including original issue discount and amortization of prepaid interest, if any), (ii) all amounts available for borrowing, or for drawing under letters of credit, if any, issued for the account of the Borrower or any of its Subsidiaries, but only if such interest was or is required to be reflected as an item of expense, and (iii) all commitment fees, agency fees, facility fees, balance deficiency fees and similar fees and expenses in connection with the borrowing of money.

    CONVERSION REQUEST. A notice given by the Borrower to the Agent of its election to convert or continue a Loan in accordance with Section 2.5.

    DEBT RATING. The credit rating assigned by either or both of S&P and/or Moody's to (i) BPLP's senior, long-term unsecured debt, or (ii) BPLP's private debt, PROVIDED that the Agent shall have the right to require a review and confirmation of any such private debt rating, but shall not require such review and confirmation more than twice a year unless a Default or Event of Default has occurred and is continuing.

    DEFAULT. When used with reference to this Agreement or any other Loan Document, an event or condition specified in Section 14.1 that, but for the requirement that time elapse or notice be given, or both, would constitute an Event of Default.

    DELINQUENT BANK. See Section 16.5 (c).

    DEVELOPMENT COSTS. Construction, development and/or acquisition costs relating to a Real Estate Asset Under Development, PROVIDED that for Real Estate Assets Under Development owned by any Partially-Owned Entity, the Development Costs of such Real Estate Asset Under Development shall only be the Borrower's pro-rata share of the Development Costs of such Real Estate Asset Under Development (based on the greater of (x) the Borrower's percentage equity interest in such Partially-Owned Entity or (y) the Borrower's obligation to provide funds to such Partially-Owned Entity).

    DISQUALIFYING ENVIRONMENTAL EVENT. Any Release or threatened Release of Hazardous Substances, any violation of Environmental Laws or any other similar environmental event with respect to any Borrowing Base Property that will, in the Borrower's and the Agent's reasonable opinion cost in excess of (x) with respect to CBD Properties, $10,000,000 and (y) with respect to all other Borrowing Base Properties, $1,000,000 to remediate or, which, with respect to the Borrowing Base Properties, will, in the Borrower's and Agent's reasonable opinion cost in excess of $35,000,000 in the aggregate to remediate, PROVIDED that (i) with respect to any particular Borrowing Base Property, if, in the Agent's reasonable opinion, such environmental events will cost in excess of the $1,000,000 or $10,000,000 cost basket, as applicable, but such environmental events do not have a material adverse impact on the use and occupancy of such Borrowing Base Property, (A) such Borrowing Base Property will be permitted to remain in the Borrowing Base unless and until the Agent determines, in its reasonable opinion, that such environmental events do have a material adverse impact on such use and occupancy, and (B) the Borrowing Base Value attributable to such Borrowing Base Property shall be reduced by an amount equal to the aggregate of all costs in excess of the applicable cost basket, net of such costs covered by an indemnification in favor of the Borrower, in form and substance satisfactory to the Agent from a third party who, in the reasonable opinion of the Agent, is a credit-worthy entity, and (ii) in the event the Borrower and the Agent determine that environmental events will cost in excess of $35,000,000 in the aggregate to remediate for all Borrowing Base Properties, the Borrowing Base Value shall be reduced by an amount equal to the aggregate of all costs in excess of such $35,000,000 to the extent such costs in excess of $35,000,000 are not covered by an indemnification in favor of the Borrower, in form and substance satisfactory to the Agent from a third party who, in the reasonable opinion of the Agent, is a credit-worthy entity.

    DISQUALIFYING STRUCTURAL EVENT. Any structural issue, which, with respect to any Borrowing Base Property other than rehab properties, will, in the Borrower's and the Agent's reasonable opinion cost in excess of (x) with respect to CBD Properties, $10,000,000 and (y) all other Borrowing Base Properties, $1,000,000 to fix or, which, with respect to the Borrowing Base Properties other than rehab properties, will, in the Borrower's and Agent's reasonable opinion cost in excess of $35,000,000 in the aggregate to fix, PROVIDED that (i) with respect to any particular Borrowing Base Property, if, in the Agent's reasonable opinion, such structural issues will cost in excess of the $1,000,000 or $10,000,000 cost basket, as applicable, but such structural issues do not have a material adverse impact on the use and occupancy of such Borrowing Base Property, (A) such Borrowing Base Property will be permitted to remain in the Borrowing Base unless and until the Agent determines, in its reasonable opinion, that such structural issues do have a material adverse impact on such use and occupancy, and (B) the Borrowing Base Value attributable to such Borrowing Base Property shall be reduced by an amount equal to the aggregate of all costs in excess of the applicable cost basket, and (ii) in the event the Borrower and the Agent determine that such structural issues will cost in excess of $35,000,000 in the aggregate to fix for all Borrowing Base Properties, the Borrowing Base Value shall be reduced by an amount equal to the aggregate of all costs in excess of such $35,000,000.

    DISTRIBUTION. With respect to:

               (i) the Borrower, any distribution of cash or other cash equivalent, directly or indirectly, to the partners of the Borrower; or any other distribution on or in respect of any partnership interests of the Borrower; and

               (ii) BPI, the declaration or payment of any dividend on or in respect of any shares of any class of capital stock of BPI, other than dividends payable solely in shares of common stock by BPI; the purchase, redemption, or other retirement of any shares of any class of capital stock of BPI, directly or indirectly through a Subsidiary of BPI or otherwise; the return of capital by BPI to its shareholders as such; or any other distribution on or in respect of any shares of any class of capital stock of BPI.

    DOLLARS OR $. Lawful currency of the United States of America.

    DRAWDOWN DATE. The date on which any Revolving Credit Loan is made or is to be made, and the date on which any Revolving Credit Loan is converted or continued in accordance with Section 2.5.

    ELIGIBLE AMOUNT. As of the date that any Loan is to be made hereunder, an amount equal to the lesser of (i) the maximum amount that would permit Unsecured Consolidated Total Indebtedness (exclusive of Accounts Payable, but including amounts outstanding under any Loans and Letters of Credit after giving effect to Loan Requests) to be less than 60% of the aggregate Borrowing Base Value on such date (the "Advance Rate"), provided that at any time when Consolidated Total Indebtedness equals or exceeds 60% of Consolidated Total Adjusted Asset Value, as evidenced by the most recent financial statements delivered by the Borrower pursuant to Section Section 8.4(a) and (b), the Advance Rate shall equal 55%, and (ii) the maximum amount that would permit the Borrowing Base Debt Service Coverage Ratio (after giving effect to such Loan) to be no less than 1.4 to 1.0.

    ELIGIBLE ASSIGNEE. Any of (a) a commercial bank (or similar financial institution) organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (b) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least $100,000,000, calculated in accordance with GAAP; and (c) a commercial bank (or similar financial institution) organized under the laws of any other country (including the central bank of such country) which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, PROVIDED that such bank (or similar financial institution) is acting through a branch or agency located in the United States of America.

    ELIGIBLE REAL ESTATE DEVELOPMENT COSTS. See definition of "Consolidated Total Adjusted Asset Value".

    EMBARCADERO CENTER PROPERTY. Collectively, the properties located in the financial district of San Francisco, California, and consisting of One Embarcadero Center, Two Embarcadero Center, Three Embarcadero Center, Four Embarcadero Center, Embarcadero Center West and the Federal Reserve Building.

    EMPLOYEE BENEFIT PLAN. Any employee benefit plan within the meaning of
Section 3(3) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

    ENVIRONMENTAL LAWS. See Section 7.18(a).

    ENVIRONMENTAL REPORTS. See Section 7.18

    ERISA. The Employee Retirement Income Security Act of 1974, as amended and in effect from time to time.

    ERISA AFFILIATE. Any Person which is treated as a single employer with the Borrower under Section 414 of the Code.

    ERISA REPORTABLE EVENT. A reportable event with respect to a Guaranteed Pension Plan within the meaning of Section 4043 of ERISA and the regulations promulgated thereunder as to which the requirement of notice has not been waived.

    EUROCURRENCY RESERVE RATE. For any day with respect to a Eurodollar Rate Loan, the maximum rate (expressed as a decimal) at which any Bank subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in said Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

    EURODOLLAR BREAKAGE COSTS. With respect to any Eurodollar Rate Loan to be prepaid prior to the end of the applicable Interest Period or not borrowed, converted or continued ("drawn" and, with correlative meaning, "draw") after elected, a prepayment "breakage" fee in an amount determined by the Agent in the following manner:

               (i) First, the Agent shall determine the amount by which (a) the total amount of interest which would have otherwise accrued hereunder on each installment of principal prepaid or not so drawn, during the period beginning on the date of such prepayment or failure to draw and ending on the last day of the applicable Eurodollar Rate Loan Interest Period (the "Reemployment Period"), exceeds (b) the total amount of interest which would accrue, during the Reemployment Period, on any readily marketable bond or other obligation of the United States of America designated by the Agent in its sole discretion at or about the time of such payment, such bond or other obligation of the United States of America to be in an amount equal (as nearly as may be) to the amount of principal so paid or not drawn after elected and to have maturity at the end of the Reemployment Period, and the interest to accrue thereon to take account of amortization of any discount from par or accretion of premium above par at which the same is selling at the time of designation. Each such amount is hereinafter referred to as an "Installment Amount".

               (ii) Second, each Installment Amount shall be treated as payable on the last day of the Eurodollar Rate Loan Interest Period which would have been applicable had such principal installment not been prepaid or not drawn.

               (iii) Third, the amount to be paid on each such date shall be the present value of the Installment Amount determined by discounting the amount thereof from the date on which such Installment Amount is to be treated as payable, at the same yield to maturity as that payable upon the bond or other obligation of the United States of America designated as aforesaid by the Agent.

    EURODOLLAR BUSINESS DAY. Any day on which commercial banks are open for international business (including dealings in Dollar deposits) in London or such other eurodollar interbank market as may be selected by the Agent in its sole discretion acting in good faith.

    EURODOLLAR RATE. For any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the quotient (rounded upwards to the nearest 1/16 of one percent) of (a) the rate at which the Bank serving as the Agent is offered Dollar deposits two Eurodollar Business Days prior to the beginning of such Interest Period in an interbank eurodollar market where the eurodollar and foreign currency and exchange operations of the Bank serving as the Agent are customarily conducted for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Eurodollar Rate Loan to which such Interest Period applies, divided by (b) a number equal to 1.00 MINUS the Eurocurrency Reserve Rate.

    EURODOLLAR RATE LOAN(S). Loans bearing interest calculated by reference to the Eurodollar Rate.

    EVENT OF DEFAULT. See Section 14.1.

    EXCESS VALUE. See definition of "Consolidated Total Adjusted Asset Value".

    EXTENSION. See Section 2.11.

    FACILITY FEE. See Section 2.3(d).

    FAIR MARKET VALUE OF REAL ESTATE ASSETS. As of any date of determination, the sum of (A) with respect to Real Estate Assets other than hotel properties, an amount equal to (i)(x) Consolidated EBITDA for the most recent one (1) complete fiscal quarter, MINUS (y) $.0625 MULTIPLIED BY the aggregate square footage of all Real Estate Assets other than hotel properties at such date; MULTIPLIED BY (ii) 4; with the product being DIVIDED BY (iii) the applicable Capitalization Rate, PLUS (B) with respect to Real Estate Assets which are hotel properties, an amount equal to (i)(x) Consolidated EBITDA for the most recent four (4) consecutive complete fiscal quarters, MINUS (y) the respective Annualized Capital Expenditure for each of the hotel properties; DIVIDED BY (ii) the applicable Capitalization Rate. Notwithstanding the foregoing, (a) (i) solely for the period commencing on the Closing Date and ending on June 29, 2003, the Fair Market Value of Real Estate Assets attributable to 399 Park Avenue shall be an amount equal to $1,000,000,000 and (ii) for the quarterly reporting period ending on June 30, 2003 and for all periods thereafter, the Fair Market Value of Real Estate Assets attributable to 399 Park Avenue shall be determined in accordance with the calculation required by the first sentence of this definition, (b) with respect to a Real Estate Asset that was a Real Estate Asset Under Development and for which the Borrower has received a certificate of occupancy or such Real Estate Asset may otherwise be lawfully occupied for its intended use, the Borrower may calculate the Fair Market Value of Real Estate Assets of such Real Estate Asset either in the manner set forth in this definition above or at the cost basis value (or, with respect to 399 Park Avenue, other fixed value as provided in this Agreement) for a period of twelve months after the issuance of the certificate of occupancy or such Real Estate Asset may otherwise be lawfully occupied for its intended use, and (c) with respect to a Real Estate Asset (not a Real Estate Asset Under Development) acquired by the Borrower after the date hereof, the Borrower may calculate the Fair Market Value of Real Estate Assets of such Real Estate Asset either in the manner set forth in this definition above or at the cost basis value (or, with respect to 399 Park Avenue, other fixed value as provided in this Agreement) for a period of twelve months after the date of acquisition by the Borrower.

    FEDERAL FUNDS RATE. See definition of "Prime Rate".

    FINANCIAL STATEMENT DATE. September 30, 2002.

    FRONTING BANK. Fleet or such other Bank as the Borrower may identify in accordance with Section 3.1.5.

    "FUNDS FROM OPERATIONS". As defined in accordance with resolutions adopted by the Board of Governors of the National Association of Real Estate Investment Trusts as in effect on the Closing Date.

    GAAP. Generally accepted accounting principles, consistently applied.

    GUARANTEED PENSION PLAN. Any employee pension benefit plan within the meaning of Section 3(2) of ERISA maintained or contributed to by the Borrower or BPI, as the case may be, or any ERISA Affiliate of any of them the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

    HAZARDOUS SUBSTANCES. See Section 7.18(b).

    INCREASE. See Section 2.10.

    INCREASE CONDITIONS. The satisfaction of each of the following:

          (a) no Default or Event of Default shall have occurred and be continuing (both before and after giving effect to the Increase) and all representations and warranties contained in the Loan Documents shall be true and correct as of the effective date of the Increase (except (i) to the extent of changes resulting from transactions contemplated or not prohibited by this Agreement or the other Loan Documents (including, without limitation, the fact that a Real Estate Asset may cease to be a Borrowing Base Property pursuant to the terms of this Agreement) and changes occurring in the ordinary course of business, (ii) to the extent that such representations and warranties relate expressly to an earlier date and (iii) to the extent otherwise represented by the Borrower with respect to the representation set forth in Section 7.10);

          (b) the Increase shall be extended on the same terms and conditions applicable to the other Loans; and

          (c) to the extent any portion of the Increase is committed to by a third party financial institution or institutions not already a Bank hereunder, such financial institution shall be approved by the Agent (such approval not to be unreasonably withheld or delayed) and each such financial institution shall have signed a counterpart signature page becoming a party to this Agreement and a "Bank" hereunder.

    INDEBTEDNESS. All of the following obligations without duplication: (a) the Obligations to the extent outstanding from time to time; (b) all debt and similar monetary obligations for borrowed money, whether direct or indirect; (c) all other liabilities for borrowed money secured by any Lien existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; (d) reimbursement obligations for letters of credit; and (e) all guarantees, endorsements and other contingent obligations for or in connection with borrowed money whether direct or indirect in respect of indebtedness or obligations of others.

    INDEXED RATE AUCTION. With respect to a request by the Borrower for a Bid Rate Advance, a solicitation in which the Borrower specifies in the Bid Rate Advance Borrowing Notice that the rates of interest to be offered by the Banks shall be rates per annum greater or less than the Eurodollar Rate plus the Applicable Eurodollar Margin.

    INITIAL FINANCIAL STATEMENTS. See Section 7.4.

    INTEREST PAYMENT DATE. As to any Prime Rate Loan, the last day of any calendar month in which such Loan is outstanding. As to any Eurodollar Rate Loan, the last day of the applicable Interest Period and when such Loan is due, and if such Interest Period is longer than three months, at intervals of three months after the first day thereof. As to any Swingline Loan, the day such Swingline Loan is due.

    INTEREST PERIOD. With respect to each Revolving Credit Loan, but without duplication of any other Interest Period, (a) initially, the period commencing on the Drawdown Date of such Loan and ending on the last day of one of the following periods (as selected by the Borrower in a Completed Loan Request): (i) for any Prime Rate Loan, the calendar month in which such Prime Rate Loan is made (whether by borrowing or by conversion from a Eurodollar Rate Loan), and
(ii) for any Eurodollar Rate Loan, 1, 2, 3, 4 or 6 months; and (b) thereafter, each period commencing at the end of the last day of the immediately preceding Interest Period applicable to such Revolving Credit Loan and ending on the last day of the applicable period set forth in (a)(i) and (ii) above (as selected by the Borrower in a Conversion Request); PROVIDED that all of the foregoing provisions relating to Interest Periods are subject to the following:

               (A) if any Interest Period with respect to a Prime Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

               (B) if any Interest Period with respect to a Eurodollar Rate Loan would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

               (C) if the Borrower shall fail to give notice of conversion as provided in Section 2.5, the Borrower shall be deemed to have requested a conversion of the affected Eurodollar Rate Loan to a Prime Rate Loan on the last day of the then current Interest Period with respect thereto;

               (D) any Interest Period relating to any Eurodollar Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to subparagraph (E) below, end on the last Business Day of a calendar month; and

               (E) any Interest Period that would otherwise extend beyond the Maturity Date shall end on the Maturity Date.

    INVESTMENTS. All expenditures made and all liabilities incurred (contingently or otherwise, but without double-counting): (i) for the acquisition of stock, partnership or other equity interests or for the acquisition of Indebtedness of, or for loans, advances, capital contributions or transfers of property to, any Person; (ii) in connection with Real Estate Assets Under Development; and (iii) for the acquisition of any other obligations of any Person. In determining the aggregate amount of Investments outstanding at any particular time: (a) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid; (b) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (c) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (a) may be deducted when paid; and (d) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

    JOINDER DOCUMENTS. The one or more Joinder Agreements among the Agent, the Banks and any Wholly-owned Subsidiary which is to become a Borrower at any time after the Closing Date, the form of which is attached hereto as EXHIBIT G, together with all other documents, instruments and certificates required by any such Joinder Agreement to be delivered by such Wholly-owned Subsidiary to the Agent and the Banks on the date such Wholly-owned Subsidiary becomes a Borrower hereunder.

    LEASES. Leases, licenses and agreements, whether written or oral, relating to the use or occupation of space in or on the Buildings or on the Real Estate Assets by Persons other than the Borrower, its Subsidiaries or any Partially-Owned Entity.

    LETTER OF CREDIT. See Section 3.1.1.

    LETTER OF CREDIT APPLICATION. See Section 3.1.1.

    LETTER OF CREDIT FEE. See Section 3.6.

    LETTER OF CREDIT PARTICIPATION. See Section 3.1.4.

    LIABILITIES. All obligations, contingent and otherwise, that in accordance with GAAP should be classified upon the obligor's balance sheet as liabilities, or to which reference should be made by footnotes thereto, including in any event and whether or not so classified: (a) all debt and similar monetary obligations, whether direct or indirect, including, without limitation, all Indebtedness; (b) all liabilities secured by any mortgage, pledge, security interest, lien, charge, or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; and (c) all guarantees for borrowed money, endorsements and other contingent obligations, whether direct or indirect, in respect of indebtedness or obligations of others, including any obligation to supply funds (including partnership obligations and capital requirements) to or in any manner to invest in, directly or indirectly, the debtor, to purchase indebtedness, or to assure the owner of indebtedness against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, and the obligations to reimburse the issuer in respect of any letters of credit.

    LIEN. See Section 9.2.

    LOAN DOCUMENTS. Collectively, this Agreement, the Letter of Credit Applications, the Letters of Credit, the Notes, the Joinder Documents and any and all other agreements, instruments, documents or certificates now or hereafter evidencing or otherwise relating to the Loans and executed and delivered by or on behalf of the Borrower or its Subsidiaries or BPI or its Subsidiaries in connection with or in any way relating to the Loans or the transactions contemplated by this Agreement, and all schedules, exhibits and annexes hereto or thereto, as any of the same may from time to time be amended and in effect.

    LOANS. The Revolving Credit Loans, the Swingline Loans and the Bid Rate
Loans.

    MAJORITY BANKS. As of any date, the Banks whose aggregate Commitments constitute at least fifty-one percent (51%) of the Total Commitment (or, if the Commitments have been terminated, the Banks whose aggregate Commitments, immediately prior to such termination, constituted at least fifty-one percent (51%) of the Total Commitment).

    MARKETABLE SECURITIES. As of any date, the securities owned by the Borrower or any of its Subsidiaries which are publicly traded on a nationally-recognized exchange or in the over-the-counter markets.

    MATURITY DATE. January 17, 2006, or such earlier date (or later date pursuant to Section 2.11) on which the Revolving Credit Loans shall become due and payable pursuant to the terms hereof. The Maturity Date may be extended to January 17, 2007 in accordance with the terms of Section 2.11.

    MAXIMUM DRAWING AMOUNT. The maximum aggregate amount that the beneficiaries may at any time draw under outstanding Letters of Credit, as such maximum aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

    MINIMUM COMMITMENT. With reference to the Bank serving as the Agent, a Commitment equal to the greater of (i) $50,000,000 or (ii) an amount which is greater than or equal to the Commitment of any other Bank.

    MOODY'S. Moody's Investors Service, Inc., and its successors.

    MORTGAGES. Mortgage debt instruments, in which the Borrower holds a direct or indirect interest, for real estate that is developed.

    MULTIEMPLOYER PLAN. Any multiemployer plan within the meaning of Section 3(37) of ERISA maintained or contributed to by the Borrower or any Guarantor as the case may be or any ERISA Affiliate.

    NET OPERATING INCOME. As at any date of determination, an amount equal to
(i) the aggregate rental and other income from the operation of all Real Estate Assets during the most recent complete fiscal quarter, MULTIPLIED BY 4; MINUS
(ii) all expenses and other proper charges incurred in connection with the operation of such Real Estate Assets (including, without limitation, real estate taxes, management fees, bad debt expenses and rent under ground leases) during the most recently completed fiscal quarter MULTIPLIED BY 4; but, in any case, before payment of or provision for debt service charges for such fiscal quarter, income taxes for such fiscal quarter, capital expenses for such fiscal quarter, and depreciation, amortization, and other non-cash expenses for such fiscal quarter, all as determined in accordance with GAAP (except that any rent leveling adjustments shall be excluded from rental income).

    NON-MATERIAL BREACH. See Section 14.

    NOTE RECORD. A Record with respect to any Note.

    NOTES. The Revolving Credit Notes, the Swingline Note and the Bid Rate
Notes.

    OBLIGATIONS. All indebtedness, obligations and liabilities of the Borrower and its Subsidiaries to any of the Banks and the Agent, individually or collectively (but without double-counting), under this Agreement and each of the other Loan Documents and in respect of any of the Loans and the Notes and Reimbursement Obligations incurred and the Letter of Credit Applications and the Letters of Credit and other instruments at any time evidencing any thereof, whether existing on the date of this Agreement or arising or incurred hereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise.

    ORGANIZATIONAL DOCUMENTS. Collectively, (i) the Agreement of Limited Partnership of BPLP, (ii) the Certificate of Limited Partnership of BPLP, (iii) the Certificate of Incorporation of BPI, (iv) the by-laws of BPI, and (v) all of the partnership agreements, corporate charters and by-laws, limited liability company operating agreements, joint venture agreements or similar agreements, charter documents and certificates or other agreements relating to the formation, organization or governance of any Borrower (including, without limitation, any Wholly-owned Subsidiary who becomes a Borrower from time to time hereunder), in each case as any of the foregoing may be amended in accordance with Section 8.21.

    PARTIALLY-OWNED ENTITY(IES). Any of the partnerships, associations, corporations, limited liability companies, trusts, joint ventures or other business entities in which the Borrower, directly, or indirectly through its full or partial ownership of another entity, own an equity interest, but which is not required in accordance with GAAP to be consolidated with the Borrower for financial reporting purposes.

    PBGC. The Pension Benefit Guaranty Corporation created by Section 4002 of ERISA and any successor entity or entities having similar responsibilities.

    PERMITS. All governmental permits, licenses, and approvals necessary for the lawful operation and maintenance of the Real Estate Assets.

    PERMITTED LIENS. Liens permitted by Section 9.2.

    PERMITTED PROPERTY. A property which is an office property, an industrial property or a hotel property (including any of such properties being rehabilitated or expanded), including properties having uses ancillary to any of the foregoing, including, without limitation, multifamily, retail and parking facilities which are ancillary to any such office, industrial or hotel property, and including, in any event, the Prudential Center in Boston, Massachusetts and the Embarcadero Center Property.

    PERSON. Any individual, corporation, partnership, trust, limited liability company, unincorporated association, business, or other legal entity, and any government (or any governmental agency or political subdivision thereof).

    PREFERRED CREDITOR EQUITY. Any Preferred Equity issued by the Borrower, BPI or any of their respective Subsidiaries which has any of the following characteristics: (i) pursuant to the documents or agreements under which such Preferred Equity was issued or is governed, the equity terms include any covenant that the issuer must meet which, if breached, results in a default permitting acceleration or other acceleration rights; or (ii) pursuant to the documents or agreements under which such Preferred Equity was issued or is governed, there are any required dividends or other mandatory payments on the equity that, if not paid, create acceleration rights in favor of the holder. The Agent acknowledges that (i) none of the Preferred Equity which exists as of the date of this Agreement constitutes Preferred Creditor Equity and (ii) no subsequently issued Preferred Equity which is issued on substantially the same terms (including that it contains no terms of the nature described in clauses
(i) and (ii) above), and which is substantially similar in form and substance, to the Preferred Equity which exists as of the date of this Agreement shall constitute Preferred Creditor Equity.

    PREFERRED EQUITY. Any preferred stock, preferred partnership interests, preferred member interests or other preferred equity interests issued by the Borrower, BPI or any of their respective Subsidiaries (including, in any event, the Preferred Creditor Equity).

    PRIME RATE. The higher of (i) the annual rate of interest announced from time to time by Fleet at its head office in Boston, Massachusetts as its "Prime Rate" and (ii) one half of one percent (1/2%) PLUS the overnight federal funds effective rate as published by the Board of Governors of the Federal Reserve System, as in effect from time to time (the "Federal Funds Rate"). Any change in the Prime Rate during an Interest Period shall result in a corresponding change on the same day in the rate of interest accruing from and after such day on the unpaid balance of principal of the Prime Rate Loans, if any, applicable to such Interest Period, effective on the day of such change in the Prime Rate.

    PRIME RATE LOANS. Those Loans bearing interest calculated by reference to the Prime Rate.

    PROSPECTUS. Collectively, the prospectus relating to the common stock of BPI and included in the Registration Statement, and each preliminary prospectus relating thereto.

    PROTECTED INTEREST RATE AGREEMENT. An agreement which evidences the interest protection arrangements required by Section 8.16, and all extensions, renewals, modifications, amendments, substitutions and replacements thereof

    RCRA. See Section 7.18.

    REAL ESTATE ASSETS. The fixed and tangible properties consisting of land, buildings and/or other improvements owned or ground-leased by the Borrower or by any other member of the BP Group (other than BPI, except for the property located at 100 East Pratt Street, Baltimore, Maryland) at the relevant time of reference thereto, including, without limitation, the Borrowing Base Properties at such time of reference, but excluding all leaseholds other than (i) University Place, Cambridge, Massachusetts and (ii) other leaseholds which are subject to ground leases having an unexpired term of not less than (a) thirty
(30) years from the date hereof or (b) twenty-seven (27) years from the date hereof if in connection with a so-called reverse like-kind exchange (in either such event, which ground lease unexpired term will include only renewal options exercisable solely at the ground lessee's option and, if exercisable prior to the Maturity Date, so exercised). Notwithstanding the foregoing, (i) Real Estate Assets shall also include each Approved Condominium Property, (ii) University Place SHALL NOT be includable as a Borrowing Base Property if and so long as it remains subject to a ground lease having an unexpired term of less than thirty (30) years from the date hereof and (iii) 399 Park Avenue SHALL be includable as a Borrowing Base Property if and so long as it remains subject to a ground lease having an unexpired term of not less than twenty seven (27) years from the date hereof.

    REAL ESTATE ASSETS UNDER DEVELOPMENT. Any Real Estate Assets for which the Borrower, any of the Borrower's Subsidiaries or any Partially-Owned Entity is actively pursuing construction of one or more Buildings or other improvements and for which construction is proceeding to completion without undue delay from Permit denial, construction delays or otherwise, all pursuant to such Person's ordinary course of business, PROVIDED that any such Real Estate Asset (or, if applicable, any Building comprising a portion of any such Real Estate Asset) will no longer be considered a Real Estate Asset Under Development when a certificate of occupancy has issued for such Real Estate Asset (or Building) or such Real Estate Asset (or Building) may otherwise be lawfully occupied for its intended use. Notwithstanding the foregoing, tenant improvements (where available) to previously constructed and/or leased Real Estate Assets shall not be considered Real Estate Assets Under Development.

    RECORD. The grid attached to any Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Bank with respect to any Loan.

    RECOURSE. With reference to any obligation or liability, any liability or obligation that is not Without Recourse to the obligor thereunder, directly or indirectly. For purposes hereof, a Person shall not be deemed to be "indirectly" liable for the liabilities or obligations of an obligor solely by reason of the fact that such Person has an ownership interest in such obligor, PROVIDED that such Person is not otherwise legally liable, directly or indirectly, for such obligor's liabilities or obligations (e.g., by reason of a guaranty or contribution obligation, by operation of law or by reason of such Person being a general partner of such obligor).

    REFINANCING MORTGAGE. See Section 8.12.

    REGISTRATION STATEMENT. The registration statement on Form S-11 (File No. 333-25279) with respect to the common stock of BPI, which became effective in June, 1997.

    REIMBURSEMENT OBLIGATION. The Borrower's obligation to reimburse the Banks and the Agent on account of any drawing under any Letter of Credit as provided in Section 3.2. Notwithstanding the foregoing, unless the Borrower shall notify the Agent of its intent to repay the Reimbursement Obligation on the date of the related drawing under any Letter of Credit as provided in Section 3.2 and such Reimbursement Obligation is in fact paid by the Borrower on such date, such Reimbursement Obligation shall simultaneously with such drawing be converted to and become a Prime Rate Loan as set forth in Section 3.3.

    REIT. A "real estate investment trust", as such term is defined in Section 856 of the Code.

    RELEASE. See Section 7.18(c)(iii).

    REQUIRED BANKS. As of any date, the Banks whose aggregate Commitments constitute at least sixty-six and two-thirds percent (66-2/3%) of the Total Commitment (or, if the Commitments have been terminated, the Banks whose aggregate Commitments, immediately prior to such termination, constituted at least sixty-six and two-thirds percent (66-2/3%) of the Total Commitment).

    REVOLVING CREDIT LOAN(S). Each and every revolving credit loan made or to be made or deemed made by the Banks to the Borrower pursuant to Section 2 or
Section 3.3, and excluding, in any event all Swingline Loans and all Bid Rate Loans.

    REVOLVING CREDIT NOTES. Collectively, the separate promissory notes of the Borrower in favor of each Bank in substantially the form of EXHIBIT A hereto, in an aggregate principal amount equal to $605,000,000 or such greater amount to which the Total Commitment is increased pursuant to Section 2.10, dated as of the date hereof or as of such later date as any Person becomes a Bank under this Agreement, and completed with appropriate insertions, as each of such notes may be amended and/or restated from time to time.

    S&P. Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., and its successors.

    SARA. See Section 7.18.

    SEC. The Securities and Exchange Commission, or any successor thereto.

    SEC FILINGS. Collectively, (i) the Registration Statement, (ii) the Prospectus, (iii) each so-called follow-on prospectus filed by BPI with the SEC from time to time, (v) each Form 10-K and Form 8-K filed by BPI with the SEC from time to time and (vi) each of the other public forms and reports filed by BPI with the SEC from time to time.

    SECURED CONSOLIDATED TOTAL INDEBTEDNESS. As of any date of determination, the aggregate principal amount of Consolidated Total Indebtedness of the Borrower and its Subsidiaries outstanding at such date secured by a Lien evidenced by a mortgage, deed of trust or other similar security instrument on properties or other assets of the Borrower or its Subsidiaries, without regard to Recourse.

    SUBSIDIARY. Any corporation, association, partnership, limited liability company, trust, joint venture or other business entity which is required to be consolidated with the Borrower or BPI in accordance with GAAP.

    SWINGLINE COMMITMENT. The obligation of the Swingline Lender to make Swingline Loans to the Borrower in a maximum principal amount not exceeding at any time $60,000,000.

    SWINGLINE LENDER. Fleet, in its capacity as swingline lender hereunder, or any Eligible Assignee of Fleet who executes an Assignment and Assumption assuming Fleet's obligations as Swingline Lender.

    SWINGLINE LOANS. Collectively, the loans in the maximum aggregate principal amount of the Swingline Commitment made or to be made by the Swingline Lender to the Borrower pursuant to Section 2.8 and subject to the limitations contained herein and with each such Swingline Loan bearing interest at a per annum rate equal to the Prime Rate.

    SWINGLINE LOAN AMOUNT. See Section 2.8(b).

    SWINGLINE NOTE. The promissory note substantially in the form of Exhibit A-1 hereto which evidences the Swingline Loans.

    SWINGLINE TERMINATION DATE. The date which is no later than the 15th day preceding the Maturity Date.

    TOTAL COMMITMENT. As of any date, the sum of the then current Commitments of the Banks. As of the Closing Date, the Total Commitment (including the Swingline Commitment) is $605,000,000. After the Closing Date, the aggregate amount of the Total Commitment (including the Swingline Commitment) may be increased to an amount not exceeding $805,000,000, PROVIDED that such Increase is in accordance with the provisions of Section 2.10.

    TYPE. As to any Revolving Credit Loan, its nature as a Prime Rate Loan or a Eurodollar Rate Loan.

    UNANIMOUS BANK APPROVAL. The written consent of each Bank that is a party to this Agreement at the time of reference.

    UNENCUMBERED ASSET. Any Real Estate Asset that on any date of determination is not subject to any Liens (excluding (i) any such Lien imposed by the organizational documents of the owner of such asset relating solely to a restriction on the timing of any sale or refinancing of such Real Estate Asset which does not materially and adversely affect the value of such Real Estate Asset and with respect to which the Agent has been specifically notified, and (ii) any Permitted Liens).

    UNIFORM CUSTOMS. With respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, or any successor version thereof adopted by the Agent in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

    UNSECURED CONSOLIDATED TOTAL INDEBTEDNESS. As of any date of determination, the aggregate principal amount of Consolidated Total Indebtedness of the Borrower and its Subsidiaries outstanding at such date (including, without limitation, all the Obligations under this Agreement as of such date), that is not secured by a Lien evidenced by a mortgage, deed of trust or other similar security interest.

    UNRESTRICTED CASH AND CASH EQUIVALENTS. As of any date of determination, the sum of (a) the aggregate amount of unrestricted cash then actually held by the Borrower or any of its Subsidiaries (excluding without limitation, until forfeited or otherwise entitled to be retained by the Borrower or any of its Subsidiaries, tenant security and other restricted deposits) and (b) the aggregate amount of unrestricted cash equivalents (valued at fair market value) then held by the Borrower or any of its Subsidiaries. As used in this definition, (i) "unrestricted" means the specified asset is not subject to any Liens in favor of any Person, PROVIDED that, in any event, cash held in a designated hotel account which is required to be used by the Borrower or any Subsidiary in connection with such hotel shall be deemed to be unrestricted cash, and (ii) "cash equivalents" means that such asset has a liquid, par value in cash and is convertible to cash on demand. Notwithstanding anything contained herein to the contrary, the term Unrestricted Cash and Cash Equivalents shall not include the Commitments of the Banks to make Loans or to make any other extension of credit under this Agreement.

    WHOLLY-OWNED SUBSIDIARY. Any Subsidiary which the Borrower shall at all times own directly or indirectly (through a Subsidiary or Subsidiaries) at least a majority (by number of votes or controlling interests) of the outstanding voting interests and ninety-nine percent (99%) of the economic interests. For purposes of this definition, (i) with respect to any Subsidiary of the Borrower which is a Massachusetts nominee trust, references to such Subsidiary shall be deemed to be references to the beneficiary or beneficiaries of such nominee trust, and (ii) BPLP shall not be permitted to be released from its Obligations as a Borrower hereunder, notwithstanding any provision of Section 8.14.

    "WITHOUT RECOURSE" or "WITHOUT RECOURSE". With reference to any obligation or liability, any obligation or liability for which the obligor thereunder is not liable or obligated other than as to its interest in a designated Real Estate Asset or other specifically identified asset only, subject to such limited exceptions to the non-recourse nature of such obligation or liability, such as, but not limited to, fraud, misappropriation, misapplication and environmental indemnities, as are usual and customary in like transactions involving institutional lenders at the time of the incurrence of such obligation or liability.

    Section 1.2.   RULES OF INTERPRETATION.

                        (i) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms or the terms of this Agreement.

                        (ii) The singular includes the plural and the plural includes the singular.

                        (iii) A reference to any law includes any amendment or modification to such law.

                        (iv) A reference to any Person includes its permitted successors and permitted assigns.

                        (v) Accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

                        (vi) The words "include", "includes" and "including" are not limiting.

                        (vii) All terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in Massachusetts, have the meanings assigned to them therein.

                        (viii) Reference to a particular "Section " refers to
                   that section of this Agreement unless otherwise indicated.

                        (ix) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Agreement as a whole and not to any particular section or subdivision of this Agreement.

    Section 2.     THE REVOLVING CREDIT FACILITY.

    Section 2.1 COMMITMENT TO LEND. Subject to the provisions of Section 2.4 and the other terms and conditions set forth in this Agreement, each of the Banks severally agrees to lend to the Borrower, and the Borrower may borrow, repay, and reborrow from each Bank from time to time between the Closing Date and the Maturity Date upon notice by the

Borrower to the Agent (with copies to the Agent for each Bank) given in accordance with Section 2.4, such sums as are requested by the Borrower up to a maximum aggregate principal amount outstanding (after giving effect to all amounts requested) at any one time equal to such Bank's Commitment MINUS, without double counting, an amount equal to such Bank's Commitment Percentage MULTIPLIED BY the sum of (x) the outstanding principal amount of all Swingline Loans and Bid Rate Loans PLUS (y) all Reimbursement Obligations to the extent not yet deemed Revolving Credit Loans pursuant to Section 3.3 and the Maximum Drawing Amount; PROVIDED that the sum of the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested), PLUS the Maximum Drawing Amount and, without double-counting the portion, if any, of any Letter of Credit which is drawn and included in the Revolving Credit Loans or the Maximum Drawing Amount, all outstanding Reimbursement Obligations, PLUS all outstanding Swingline Loans, PLUS all outstanding Bid Rate Loans, shall not at any time exceed the lesser of (i) the Total Commitment and (ii) the Borrowing Base Availability at such time, and PROVIDED, FURTHER, that at the time the Borrower requests a Revolving Credit Loan and after giving effect to the making thereof: (i) in the case of any borrowing, all of the conditions in Section 13 (and in the case of any initial borrowing or other extension of credit on the Closing Date, also the conditions in Section 12) have been met at the time of such request, and (ii) there has not occurred and is not continuing (or will not occur by reason thereof) any Default or Event of Default; it being acknowledged and agreed that the Borrower shall be permitted to request and borrow Loans if a Non-Material Breach (rather than a Default or Event of Default) exists, PROVIDED that in the event that such Non-Material Breach relates to a Real Estate Asset forming part of the Borrowing Base at such time, such Real Estate Asset shall be excluded from the calculation of Borrowing Base Availability for all purposes in the compliance certificate accompanying any Completed Loan Request.

    The Revolving Credit Loans shall be made PRO RATA in accordance with each Bank's Commitment Percentage. Each request for a Revolving Credit Loan made pursuant to Section 2.4 shall constitute a representation and warranty by the Borrower that the conditions set forth in Section 12 have been satisfied (except to the extent any such condition has been waived and/or deferred in writing by the Agent and the required number of Banks) as of the Closing Date and that the conditions set forth in Section 13 have been satisfied (except to the extent any such condition has been waived and/or deferred in writing by the Agent and the required number of Banks) on the date of such request and will be satisfied (except to the extent any such condition has been waived and/or deferred in writing by the Agent and the required number of Banks) on the proposed Drawdown Date of the requested Loan or issuance of Letter of Credit, as the case may be, PROVIDED that the making of such representation and warranty by the Borrower shall not limit the right of any Bank not to lend if such conditions have not been met. No Revolving Credit Loan or other extension of credit shall be required to be made by any Bank unless (in connection with the initial Revolving Credit Loan or Letter of Credit or other extension of credit) all of the conditions contained in Section 12 have been satisfied (except to the extent any such condition has been waived and/or deferred in writing by the Agent and the required number of Banks) as of the Closing Date and unless all of the conditions set forth in Section 13 have been met at the time of any request for a Revolving Credit Loan or other extension of credit (except to the extent any such condition has been waived and/or deferred in writing by the Agent and the required number of Banks).

    Section 2.2. THE REVOLVING CREDIT NOTES. The Revolving Credit Loans shall be evidenced by the Revolving Credit Notes. A Revolving Credit Note shall be payable to the order of each Bank in an aggregate principal amount equal to such Bank's Commitment. The Borrower irrevocably authorizes each Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal on such Bank's Revolving Credit Notes, an appropriate notation on such Bank's applicable Note Record reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on such applicable Note Record shall be PRIMA FACIE evidence of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Note Record shall not limit or otherwise affect the rights and obligations of the Borrower hereunder or under any Revolving Credit Note to make payments of principal of or interest on any Revolving Credit Note when due.

    Section 2.3.   INTEREST ON REVOLVING CREDIT LOANS; FEES.

                   (a) Each Prime Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto (unless earlier paid in accordance with Section 4.2) at a rate equal to the Prime Rate PLUS the Applicable Prime Rate Margin.

                   (b) Each Eurodollar Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto (unless earlier paid in accordance with Section 4.2) at a rate equal to the Eurodollar Rate determined for such Interest Period PLUS the Applicable Eurodollar Margin.

                   (c) The Borrower unconditionally promises to pay interest on each Revolving Credit Loan in arrears on each Interest Payment Date with respect thereto.

                   (d) The Borrower agrees to pay to the Agent, for the accounts of the Banks in accordance with their respective Commitment Percentages, a facility fee (the "Facility Fee") calculated at the rate, expressed in basis points on the Total Commitment, which shall vary from time to time in relationship to variances in the Debt Ratings as set forth in the following table:

    S&P                  Moody's                Facility Fee (bps)
    --------------       ------------           ------------------
    A-or above           A3 or above            15

    BBB+                 Baa1                   15

    BBB                  Baa2                   20

    BBB-                 Baa3                   20

    Below BBB- or        Below Baa3 or
    unrated              unrated                25

If the Debt Ratings from the two agencies referred to above are not equivalent, the Facility Fee will be determined (i) based on the higher of the two Debt Ratings if the lower Debt Rating is no more than one level lower than the higher Debt Rating, and (ii) based on the average of the two Debt Ratings if the lower Debt Rating is more than one level lower than the higher Debt Rating. Adjustments in the Facility Fee based upon a change in a Debt Rating level shall be effective on the first day following the change in such Debt Rating.

The Borrower shall notify the Agent in writing of any change in the Debt Rating as and when such change occurs.

The Facility Fee shall be payable quarterly in arrears on the first Business Day of each calendar quarter for the immediately preceding calendar quarter commencing on the first such date following the Closing Date through the Maturity Date, with a final payment on the Maturity Date.

    Section 2.4.   REQUESTS FOR REVOLVING CREDIT LOANS.

    The following provisions shall apply to each request by the Borrower for a Revolving Credit Loan:

                            (i) The Borrower shall submit a Completed Loan Request to the Agent, together with a duplicate copy of such Completed Loan Request for each Bank which is then a party to this Agreement at the time such loan request is made. Such Completed Loan Requests shall be delivered in separate envelopes to the Agent and be addressed to the Agent and each Bank, respectively, and each such envelope shall be conspicuously marked with the following legend: "LOAN REQUEST -- TIME SENSITIVE -- MUST RESPOND WITHIN [2/4] DAYS" and with the appropriate period filled in. Except as otherwise provided herein, each Completed Loan Request shall be in a minimum amount of $1,000,000 or an integral multiple of $100,000 in excess thereof. Each Completed Loan Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Revolving Credit Loans requested from the Banks on the proposed Drawdown Date, unless such Completed Loan Request is withdrawn (x) in the case of a request for a Eurodollar Rate Loan, at least four (4) Business Days prior to the proposed Drawdown Date for such Loan, and (y) in the case of a request for a Prime Rate Loan, at least two (2) Business Days prior to the proposed Drawdown Date for such Loan.

                            (ii) Each Completed Loan Request shall be delivered by the Borrower to the Agent by 10:00 a.m. on any Business Day, and at least two (2) Business Days prior to the proposed Drawdown Date of any Prime Rate Loan, and at least four (4) Business Days prior to the proposed Drawdown Date of any Eurodollar Rate Loan.

                            (iii) Each Completed Loan Request shall include a
                   completed writing in the form of EXHIBIT B hereto specifying:
                   (1) the principal amount of the Revolving Credit Loan requested, (2) the proposed Drawdown Date of such Revolving Credit Loan, (3) the Interest Period applicable to such Revolving Credit Loan, and (4) the Type of such Revolving Credit Loan being requested.

                            (iv)  No Bank shall be obligated to fund any
                   Revolving Credit Loan or issue any Letter of Credit unless:

                                  (a) a Completed Loan Request has been timely
                        received by the Agent as provided in subsection (i) above; and

                                  (b) both before and after giving effect to the
                        Revolving Credit Loan to be made or Letter of Credit to be issued pursuant to the Completed Loan Request, all of the conditions contained in Section 12 shall have been satisfied (to the extent such conditions have not been waived and/or deferred in writing by the Agent and the required number of Banks prior to the initial advance) as of the Closing Date, with respect to the initial advance only, and all of the conditions set forth in
                        Section 13 shall have been met, including, without limitation, the condition under Section 13.1 that there be no Default or Event of Default under this Agreement; and

                                  (c) the Agent shall have received (with copies
                        to the Agent for each Bank) a certificate in the form of EXHIBIT C-1 hereto signed by the chief financial officer, treasurer or controller of the Borrower setting forth computations evidencing compliance with the covenants contained in Section 10 on a PRO FORMA basis after giving effect to such requested Revolving Credit Loan (including, without limitation, a certification that, to the best of the Borrower's knowledge, if the Borrowing Base Value and the Borrowing Base Debt Service Coverage Ratio were to be calculated on the Drawdown Date of any Revolving Credit Loan for the period through the Drawdown Date rather than through the last day of the most recently completed fiscal quarter, there would be sufficient Borrowing Base Availability for the requested Revolving Credit Loan), and certifying that, both before and after giving effect to such requested Revolving Credit Loan or Letter of Credit, no Default or Event of Default exists or will exist under this Agreement or any other Loan Document, and that after taking into account such requested Revolving Credit Loan or Letter of Credit, no Default or Event of Default will exist as of the Drawdown Date.

                            (v) The Agent will use best efforts to cause the
                   Completed Loan Request to be delivered to each Bank on the same day it is received by the Agent and will, absent circumstances outside of its control, cause the Completed Loan Request to be delivered to each Bank on the Business Day following the day a Completed Loan Request is received by the Agent.

    Section 2.5.   CONVERSION OPTIONS.

                   (a) The Borrower may elect from time to time to convert any outstanding Revolving Credit Loan to a Revolving Credit Loan of another Type, PROVIDED that (i) with respect to any such conversion of a Eurodollar Rate Loan to a Prime Rate Loan, such conversion shall take place automatically at the end of the applicable Interest Period unless the Borrower provides notice to the Agent of its request to continue such Loan as a Eurodollar Rate Loan as provided in Section 2.5(b) and Section 2.5(a)(ii); (ii) subject to the further proviso at the end of this Section 2.5(a) and subject to Section 2.5(b) and Section 2.5(d), with respect to any conversion of a Prime Rate Loan to a Eurodollar Rate Loan (or a continuation of a Eurodollar Rate Loan, as provided in Section 2.5(b)), the Borrower shall give the Agent (with copies to the Agent for each Bank) at least four (4) Eurodollar Business Days' prior written notice of such election, which such notice must be received by the Agent by 10:00 a.m. on any Business Day; and (iii) no Loan may be converted into a Eurodollar Rate Loan when any Default or Event of Default has occurred and is continuing. All or any part of outstanding Revolving Credit Loans of any Type may be converted as provided herein, PROVIDED that each Conversion Request relating to the conversion of a Prime Rate Loan to a Eurodollar Rate Loan shall be for an amount equal to $1,000,000 or an integral multiple of $100,000 in excess thereof and shall be irrevocable by the Borrower.

                   (b) Any Revolving Credit Loan of any Type may be continued as such upon the expiration of the Interest Period with respect thereto (i) in the case of Prime Rate Loans, automatically and (ii) in the case of Eurodollar Rate Loans by compliance by the Borrower with the notice provisions contained in
Section 2.5(a)(ii); PROVIDED that no Eurodollar

Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing but shall be automatically converted to a Prime Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default. The Borrower shall notify the Agent promptly when any such automatic conversion contemplated by this
Section 2.5(b) is scheduled to occur.

                   (c) In the event that the Borrower does not notify the Agent of its election hereunder with respect to any Revolving Credit Loan, such Loan shall be automatically converted to a Prime Rate Loan at the end of the applicable Interest Period.

                   (d) The Borrower may not request or elect a Eurodollar Rate Loan pursuant to Section 2.4, elect to convert a Prime Rate Loan to a Eurodollar Loan pursuant to Section 2.5(a) or elect to continue a Eurodollar Rate Loan pursuant to Section 2.5(b) if, after giving effect thereto, there would be greater than six (6) Eurodollar Rate Loans then outstanding. Any Loan Request or Conversion Request for a Eurodollar Rate Loan that would create greater than six
(6) Eurodollar Rate Loans outstanding shall be deemed to be a Loan Request or Conversion Request for a Prime Rate Loan. By way of explanation of the foregoing, in the event that the Borrower wishes to convert or continue two or more Loans into one Eurodollar Rate Loan on the same day and for identical Interest Periods (or borrow an additional Revolving Credit Loan simultaneously with converting or continuing a Revolving Credit Loan for identical Interest Periods), such Eurodollar Rate Loan shall constitute one single Eurodollar Rate Loan for purposes of this clause (d).

    Section 2.6.   FUNDS FOR REVOLVING CREDIT LOANS.

                   (a) Subject to the other provisions of this Section 2, not later than 11:00 a.m. (Boston time) on the proposed Drawdown Date of any Revolving Credit Loan, each of the Banks will make available to the Agent, at its Head Office, in immediately available funds, the amount of such Bank's Commitment Percentage of the amount of the requested Revolving Credit Loan. Upon receipt from each Bank of such amount, the Agent will make available to the Borrower the aggregate amount of such Revolving Credit Loan made available to the Agent by the Banks. All such funds received by the Agent by 11:00 a.m. (Boston Time) on any Business Day will be made available to the Borrower not later than 2:00 p.m. on the same Business Day; funds received after such time will be made available by not later than 11:00 a.m. on the next Business Day (provided that as to any Bank which is required to fund Revolving Credit Loans from its head office located in the Pacific Time Zone (U.S.), the preceding reference to `11:00 a.m.' shall be deemed to be a reference to `1:00 p.m.'). The failure or refusal of any Bank to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Revolving Credit Loan shall not relieve any other Bank from its several obligation hereunder to make available to the Agent the amount of its Commitment Percentage of any requested Revolving Credit Loan but in no event shall the Agent (in its capacity as Agent) have any obligation to make any funding or shall any Bank be obligated to fund more than its Commitment Percentage of the requested Revolving Credit Loan or to increase its Commitment Percentage on account of such failure or otherwise.

                   (b) The Agent may, unless notified to the contrary by any Bank prior to a Drawdown Date, assume that such Bank has made available to the Agent on such Drawdown Date the amount of such Bank's Commitment Percentage of the Revolving Credit Loan to be made on such Drawdown Date, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Bank makes available to the Agent such amount on a date after such Drawdown Date, such Bank shall pay to the Agent on demand an amount equal to the product of (i) the average, computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, MULTIPLIED BY (ii) the amount of such Bank's Commitment Percentage of such Revolving Credit Loan, MULTIPLIED BY (iii) a fraction, the numerator of which is the number of days that elapsed from and including such Drawdown Date to the date on which the amount of such Bank's Commitment Percentage of such Revolving Credit Loan shall become immediately available to the Agent, and the denominator of which is 365. A statement of the Agent submitted to such Bank with respect to any amounts owing under this paragraph shall be PRIMA FACIE evidence of the amount due and owing to the Agent by such Bank.

    Section 2.7. REDUCTION OF COMMITMENT. The Borrower shall have the right at any time and from time to time upon five (5) Business Days' prior written notice to the Agent (with copies to the Agent for each Bank) to reduce by $500,000 or an integral multiple thereof or terminate entirely the unborrowed portion of the then Total Commitment, whereupon the Commitments of the Banks shall be reduced PRO RATA in accordance with their respective Commitment Percentages by the amount specified in such notice or, as the case may be, terminated. Upon the effective date of any such reduction or termination, the Borrower shall pay to the Agent for the respective accounts of the Banks the full amount of the Facility Fee then accrued and unpaid on the amount of the reduction. No reduction or termination of the Commitments may be reinstated.

    Section 2.8.   SWINGLINE LOANS.

                   (a) AVAILABILITY. Subject to the terms and conditions of this Agreement and so long as the Swingline Lender does not have knowledge that any Default or Event of Default exists or will exist after giving effect to the applicable Swingline Loan, and the Borrower has delivered to the Agent a loan request, including the certificate referred to in Section 2.4(iv)(c), as if all references in Section 2.4(iv)(c) to Revolving Credit Loans were to Swingline Loans, the Swingline Lender agrees to make Swingline Loans to the Borrower from time to time from the Closing Date to, but not including, the Swingline Termination Date; PROVIDED, that the aggregate principal amount of all outstanding Swingline Loans (after giving effect to any amount requested) at any time, shall not exceed the lesser of (i) the Total Commitment in effect at such time LESS the sum of (A) all outstanding Revolving Credit Loans at such time (after giving effect to all amounts requested), (B) the Maximum Drawing Amount and, without double-counting the portion, if any, of any Letter of Credit which is drawn and included in the Revolving Credit Loans or the Maximum Drawing Amount, all outstanding Reimbursement Obligations at such time, and (C) all outstanding Bid Rate Loans at such time, (ii) the Borrowing Base Availability at such time and
(iii) the Swingline Commitment at such time. Swingline Loans hereunder may be used in anticipation of borrowing Revolving Credit Loans, Bid Rate Loans and for other short-term requirements and shall be repaid in accordance with the terms hereof. Each Swingline Loan must be for an amount equal to at least $1,000,000 and in an integral multiple of $100,000 and shall be evidenced by the Swingline Note. The Swingline Lender shall initiate the transfer of funds representing the Swingline Loan to the Borrower by 4:00 p.m. (Boston time) on the Business Day of the requested borrowing, so long as the Swingline Loan has been requested by the Borrower no later than 1:00 p.m. (Boston time) on such Business Day. In no event shall the number of Swingline Loans outstanding at any time exceed three (3). All Swingline Loans shall bear interest at the Prime Rate plus the Applicable Prime Rate Margin. The Borrower unconditionally promises to pay interest on each Swingline Loan in arrears on each Interest Payment Date with respect thereto.

                   (b) REPAYMENT. The Borrower hereby absolutely and unconditionally promises to repay the outstanding principal amount of each Swingline Loan and all accrued interest and charges thereon (the "Swingline Loan Amount") on the earliest to occur of: (i) the fifth (5th) Business Day after the date on which the Swingline Loan is advanced or (ii) the Swingline Termination Date; PROVIDED, the Borrower shall have the right to prepay Swingline Loans without penalty or any prepayment charge.

                   (c) REFUNDING AND CONVERSION OF SWINGLINE LOANS TO REVOLVING CREDIT LOANS.

                       (i) On the maturity of each Swingline Loan (which shall be no longer than the period for repayment set forth above in Section 2.8(b)), the Borrower shall be deemed to have requested on such date a Revolving Credit Loan comprised solely of a Prime Rate Loan in a principal amount equal to the Swingline Loan Amount in order to repay such Swingline Loan. Such refundings of the Swingline Loan through the funding of such Revolving Credit Loans shall be made by the Banks in accordance with their respective Commitment Percentages and shall thereafter be reflected as Revolving Credit Loans of the Banks on the books and records of the Agent.

                       (ii) If a Default or an Event of Default has occurred and is continuing, all Swingline Loans shall be refunded by the Banks on demand by the Swingline Lender, in which case the Borrower shall be deemed to have requested on such date of demand a Revolving Credit Loan comprised solely of a Prime Rate Loan in a principal amount equal to the Swingline Loan Amount for such Swingline Loans. Such refundings of the Swingline Loans through the funding of such Revolving Credit Loans shall be made by the Banks in accordance with their respective Commitment Percentages and shall thereafter be reflected as Revolving Credit Loans of the Banks on the books and records of the Agent.

                       (iii) Each Bank shall fund its respective Commitment Percentage of Revolving Credit Loans as required to so repay Swingline Loans outstanding to the Swingline Lender upon such deemed request or demand by the Swingline Lender but in no event later than 2:00 p.m. (Boston time) on the next succeeding Business Day after such deemed request or demand is made. No Bank's obligation to fund its respective Commitment Percentage of the repayment of a Swingline Loan shall be affected by any other Bank's failure to fund its Commitment Percentage of such repayment, nor shall any Bank's Commitment Percentage be increased as a result of any such failure of any other Bank to fund its Commitment Percentage. To the extent any Bank does not fund its respective Commitment Percentage of any Revolving Credit Loan to the Borrower pursuant to this Section 2.8(c)(iii), such Bank shall be deemed a Delinquent Bank and the Borrower shall repay such amounts to the Swingline Lender in accordance with the provisions of Section 4.3 as if such Loan were a Revolving Credit Loan for which a Bank did not remit its share to the Agent. If any portion of any such amount paid to the Swingline Lender shall be recovered by or on behalf of the Borrower from the Swingline Lender in bankruptcy or otherwise, the loss of the amount so recovered shall be ratably shared among all the Banks.

                       (iv) If at any time the Borrower receives notice from the Swingline Lender that the aggregate principal amount of all Revolving Credit Loans outstanding, PLUS the aggregate principal amount of all Swingline Loans outstanding (including the Swingline Loan for which demand for payment is then made by the Swingline Lender pursuant to this subsection), PLUS the Maximum Drawing Amount and, PLUS, without double-counting the portion, if any, of any Letter of Credit which is drawn and included in the Revolving Credit Loans or the Maximum Drawing Amount, all outstanding Reimbursement Obligations at such time, PLUS all outstanding Bid Rate Loans at such time, equals or exceeds the lesser of (A) Total Commitment at such time and (B) the Borrowing Base Availability at such time, the Borrower shall repay the amount of such excess upon demand by the Swingline Lender, which payment shall be applied first to the Swingline Loans, second to the Revolving Credit Loans and thereafter to the Bid Rate Loans.

                       (v) Each Bank acknowledges and agrees that its obligation to refund Swingline Loans with Revolving Credit Loans in accordance with the terms of this Section 2.8 is absolute and unconditional and shall not be affected by any circumstance whatsoever, including, in any event, non-satisfaction of any conditions set forth in this Agreement pertaining to advances of Revolving Credit Loans hereunder, except to the limited extent expressly referred to in the first sentence of Section 2.8(a). Further, each Bank agrees and acknowledges that if, prior to the refunding of any outstanding Swingline Loans pursuant to this Section 2.8, one of the events described in Sections 14.1(g) or (h) shall have occurred, each Bank will, on the date the applicable Revolving Credit Loan would have been made pursuant to Section 2.8(c)(i) or (ii), purchase an undivided participating interest in the Swingline Loan to be refunded in an amount equal to its Commitment Percentage of such Swingline Loan Amount. Each Bank will immediately transfer to the Swingline Lender, in immediately available funds, the amount of its participation. Whenever, at any time after the Swingline Lender has received from any Bank such Bank's participating interest in a Swingline Loan, the Swingline Lender receives any payment on account thereof, the Swingline Lender will distribute to such Bank its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's participating interest was outstanding and funded).

                       (vi) Each Bank's Commitment Percentage applicable to any Swingline Loan shall be identical to its Commitment Percentage applicable to Revolving Credit Loans.

    Section 2.9.   BID RATE ADVANCES.

                   (a) Each Bank severally agrees that, on the terms and conditions set forth in this Agreement, the Borrower may request and receive Bid Rate Advances under this Section 2.9 from time to time on any Business Day during the period from the date hereof until the date occurring 30 days prior to the Maturity Date in the manner set forth below; PROVIDED, HOWEVER, that:

                       (i) following the making of each Bid Rate Advance, the aggregate principal amount of all Revolving Credit Loans then outstanding, PLUS the aggregate amount of all Swingline Loans then outstanding, PLUS the aggregate amount of all Bid Rate Advances then outstanding (including the requested Bid Rate Advance), PLUS the Maximum Drawing Amount and, without double-counting the portion, if any, of any Letter of Credit which is drawn and included in the Revolving Credit Loans or the Maximum Drawing Amount, PLUS all outstanding Reimbursement Obligations at such time, shall not exceed the lesser of (A) the Total Commitment in effect at such time or
                   (B) the Borrowing Base Availability in effect at such time;

                       (ii) at no time shall the aggregate amount of all Bid Rate Advances then outstanding (including the requested Bid Rate Advance) exceed the Bid Rate Maximum Amount; and

                       (iii) at the time the Borrower requests a Bid Rate
                   Advance and after giving effect to the making thereof, no Default or Event of Default has occurred and is continuing.

                   (b) The procedures for the solicitation and acceptance of Bid Rate Loans are set forth below (with the references to time of day meaning Boston, Massachusetts time):

                       (i) The Borrower may request a Bid Rate Advance under this Section 2.9(b) by giving the Agent irrevocable notice, in the form attached hereto as Exhibit D-2 (a "Bid Rate Advance Borrowing Notice"), specifying the date and aggregate amount of the proposed Bid Rate Advance, the maturity date for repayment of each Bid Rate Loan to be made as part of such Bid Rate Advance (which maturity date may not be earlier than, in the case of an Absolute Rate Auction, the date occurring one day, and in the case of an Indexed Rate Auction, the date occurring seven days, after the date of the related Bid Rate Advance or later than, in either case, the earlier of the day occurring 180 days after the date of such Bid Rate Advance and the Maturity Date), and any other terms to be applicable to such Bid Rate Advance, not later than 11:00 a.m. (A) in the case of an Absolute Rate Auction, one
                   (1) Business Day prior to the date of the proposed Bid Rate Advance, and (B) in the case of an Indexed Rate Auction, four
                   (4) Business Days prior to the date of the proposed Bid Rate Advance. The Agent shall, promptly following its receipt of a Bid Rate Advance Borrowing Notice under this Section 2.9(b), notify each Bank of such request by sending such Bank a copy of such Bid Rate Advance Borrowing Notice.

                       (ii) Each Bank may, if, in its sole discretion, it elects to do so, irrevocably offer to make one or more Bid Rate Loans to the Borrower as part of such proposed Bid Rate Advance at a rate or rates of interest specified by such Bank in its sole discretion, by providing written notice to the Agent (which shall give prompt notice thereof to the Borrower), before 12:00 p.m. (or if such Bank is serving as the Agent, before 11:30 a.m.) on (A) the date of such proposed Bid Rate Advance, in the case of an Absolute Rate Auction, and (B) the date that is three Business Days before the date of such proposed Bid Rate Advance, in the case of an Indexed Rate Auction, in the form of Exhibit D-3 attached hereto (the "Competitive Bid Notice") of the minimum amount and maximum amount of each Bid Rate Loan which such Bank would be willing to make as part of such proposed Bid Rate Advance (which amounts may, subject to the proviso to the first sentence of Section 2.9(a), exceed such Bank's Commitment) and the rate or rates of interest therefor.

                       Any Competitive Bid Notice shall be disregarded and given
                   no effect if it contains qualifying or conditional language, proposes terms and conditions other than or in addition to those set forth in the applicable Bid

                   Rate Advance Borrowing Notice or arrives after the time set forth above for its receipt by the Agent.

                       (iii) The Borrower shall, in turn, before (A) 1:00 p.m.
                   on the date of such proposed Bid Rate Advance, in the case of an Absolute Rate Auction, and (B) 1:00 p.m. three Business Days before the date of such proposed Bid Rate Advance, in the case of an Indexed Rate Auction, either:

                             (x) cancel such Bid Rate Advance by giving the
                       Agent notice to that effect, or

                             (y) accept one or more of the offers made by any
                       Bank or Banks pursuant to Section 2.9(b), in its sole discretion and subject to Section 2.9(d), by giving notice, in the form of EXHIBIT D-4 attached hereto, to the Agent of the amount of each Bid Rate Loan to be made by each Bank as part of such Bid Rate Advance, and reject any remaining offers made by Banks pursuant to Section 2.9(b)(ii) by giving the Agent notice to that effect.

                       (iv) If the Borrower notifies the Agent that such Bid Rate Advance is canceled pursuant to Section 2.9(b)(iii)(x) above, the Agent shall give prompt notice thereof to the Banks and such Bid Rate Advance shall not be made.

                       (v) If the Borrower accepts one or more of the offers made by any Bank or Banks pursuant to Section 2.9(b)(iii)(y), the Agent shall in turn promptly notify (A) each Bank that has made an offer as described in Section 2.9(b)(ii) of the date, and aggregate amount of such Bid Rate Advance and whether or not any offer or offers made by such Bank pursuant to Section 2.9(b)(ii) have been accepted by the Borrower and
                   (B) each Bank that is to make a Bid Rate Loan as part of such Bid Rate Advance, of the amount of each Bid Rate Loan to be made by such Bank as part of such Bid Rate Advance. Each Bank that is to make a Bid Rate Loan as part of such Bid Rate Advance shall, not later than the specified remittance time (as set forth in the notice received from the Agent pursuant to clause (B) of the preceding sentence) on the date of such Bid Rate Advance specified in the notice received from the Agent pursuant to clause (B) of the preceding sentence, make available to the Agent such Bank's portion of such Bid Rate Advance, in same day funds. After receipt by the Agent of such funds and provided that the conditions in Section 13 are satisfied and the Borrower has delivered to the Agent the certificate referred to in Section 2.4(iv)(c) as if all references in Section 2.4(iv)(c) to Revolving Credit Loans were to Bid Rate Loans, the Agent will make such funds available to the

                   Borrower upon execution and delivery to the applicable Bank (with a copy to the Agent) by the Borrower of a Bid Rate Note evidencing such Bid Rate Loan (and the provisions set forth in the last two sentences of Section 2.2 relating to Revolving Credit Notes shall apply equally to the Bid Rate Notes). Promptly after each Bid Rate Advance the Agent will notify each Bank of the Bid Rate Advance.

                       (vi) If the Borrower accepts one or more of the offers made by any Bank or Banks pursuant to Section 2.9(b)(iii)(y) and fails to borrow any Bid Rate Loan so accepted, the Borrower shall indemnify the Bank funding such Loan against any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund or maintain such unborrowed Bid Rate Loans, including, without limitation, Eurodollar Breakage Costs or other compensation as provided in Section 5.8.

                       (vii) A Bid Rate Advance fee of $750.00 shall be payable
                   by the Borrower to the Agent, for the account of the Agent, with respect to and concurrently with the delivery of each Bid Rate Advance Borrowing Notice.

                   (c) Each Bid Rate Advance shall be in an aggregate amount not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof, and, following the making of each Bid Rate Advance, the Borrower shall be in compliance with the limitation set forth in the proviso to Section 2.9(a).

                   (d) Each acceptance by the Borrower pursuant to Section 2.9(b)(iii)(y) of the offers made in response to a Bid Rate Advance Borrowing Notice shall be treated as an acceptance of such offers in ascending order of the rates or margins, as applicable, at which the same were made but if, as a result thereof, two or more offers at the same such rate or margin would be partially accepted, then the amounts of the Bid Rate Loans in respect of which such offers are accepted shall be treated as being the amounts which bear the same proportion to one another as the respective amounts of the Bid Rate Loans so offered bear to one another but, in each case, rounded as the Agent may consider necessary to ensure that the amount of each such Bid Rate Loan is $5,000,000 or an integral multiple of $1,000,000 in excess thereof.

                   (e) Within the limits and on the conditions set forth in this
Section 2.9, the Borrower may from time to time borrow under this Section 2.9, repay pursuant to Section 2.9(f), and reborrow under this Section 2.9.

                   (f) The Borrower hereby absolutely and unconditionally promises to pay to the Agent for the account of each Bank which has made a Bid Rate Loan to it, on the maturity date of such Bid Rate Loan (such maturity date being that specified by the

Borrower for repayment of such Bid Rate Loan in the related Bid Rate Advance Borrowing Notice) or such earlier date to which the maturity of such Bid Rate Loan has been accelerated hereunder, the then unpaid principal amount of such Bid Rate Loan and all accrued but unpaid interest thereon. The Borrower shall have no right to prepay any principal amount of any Bid Rate Loan unless, and then only on the terms, specified by the Borrower for such Bid Rate Loan in the related Bid Rate Advance Borrowing Notice and subject to payment of Eurodollar Breakage Costs and Section 5.8.

                   (g) The Borrower shall, and hereby absolutely and unconditionally promises to, pay interest on the unpaid principal amount of each Bid Rate Loan made to it, from the date of such Bid Rate Loan to the date the principal amount of such Bid Rate Loan is repaid in full, at the rate of interest for such Bid Rate Loan specified by the Bank making such Bid Rate Loan in the related notice submitted by such Bank pursuant to Section 2.9(b)(ii), payable on the interest payment date or dates specified by the Borrower for such Bid Rate Loan in the related Bid Rate Advance Borrowing Notice and on any date on which such Bid Rate Loan is prepaid, whether by acceleration or otherwise, and at maturity. In the event the term of any Bid Rate Loan shall be longer than three months, interest thereon shall be payable not less frequently than once each three-month period during such term. Interest on Bid Rate Loans shall be calculated for actual days elapsed on the basis of a 360-day year.

    Section 2.10. INCREASES IN TOTAL COMMITMENT. The Borrower shall have the right to cause the Total Commitment to increase by an amount not at any time exceeding $200,000,000 (the "Increase"), in which event the Agent will amend
SCHEDULE 2 to reflect the increased Commitment of each Bank, if any, that has agreed in writing to an increase and to add any third party financial institution that may have become a party to, and a "Bank" under, this Agreement in connection with the Increase; PROVIDED, HOWEVER, that it shall be a condition precedent to the effectiveness of the Increase that the Increase Conditions shall have been satisfied. In the event that the Increase results in any change to the Commitment Percentage of any Bank, then on the effective date of such Increase in the Total Commitment (i) any new Bank, and any existing Bank whose Commitment has increased, shall pay to the Agent such amounts as are necessary to fund its new or increased Commitment Percentage of all existing Revolving Credit Loans, (ii) the Agent will use the proceeds thereof to pay to all Banks whose Commitment Percentage is decreasing such amounts as are necessary so that each such Bank's participation in existing Revolving Credit Loans will be equal to its adjusted Commitment Percentage, and (iii) if the effective date of such Increase in the Total Commitment occurs on a date other than the last day of an Interest Period applicable to any outstanding Eurodollar Rate Loan, the Borrower will be responsible for Eurodollar Breakage Costs and any other amounts payable pursuant to Section 5.8 on account of the payments made pursuant to clause (ii) above.

    Section 2.11. EXTENSION OF REVOLVING CREDIT MATURITY DATE. At least 30 days but in no event more than 90 days prior to January 17, 2006, the Borrower, by written notice to the Agent (with copies for each Bank), may request an extension of the Maturity Date by a period of one year from the Maturity Date then in effect (the "Extension"). The Extension shall become effective on January 17, 2006 so long as (i) the Borrower has paid to the Agent on such date, for the ratable accounts of the Banks, an extension fee in an amount equal to 20 basis points on the Total Commitment in effect on such date, and (ii) no Default or Event of Default has occurred and is continuing on such date and all representations and warranties contained in the Loan Documents shall be true and correct as of such date (except (i) to the extent of changes resulting from transactions contemplated or not prohibited by this Agreement or the other Loan Documents (including, without limitation, the fact that a Real Estate Asset may cease to be a Borrowing Base Property pursuant to the terms of this Agreement) and changes occurring in the ordinary course of business, (ii) to the extent that such representations and warranties relate expressly to an earlier date and
(iii) to the extent otherwise represented by the Borrower with respect to the representation set forth in Section 7.10). The notice referred to in the first sentence of this Section 2.11 shall constitute and shall be deemed to be a certification by the Borrower as to the truth and accuracy of the statements contained in clause (ii) of the preceding sentence.

    Section 3.     LETTERS OF CREDIT.

    Section 3.1.   LETTER OF CREDIT COMMITMENTS.

                   Section 3.1.1. COMMITMENT TO ISSUE LETTERS OF CREDIT. Subject to the terms and conditions hereof and the execution and delivery by the Borrower of a letter of credit application on the Fronting Bank's customary form as part of a Completed Loan Request (a "Letter of Credit Application"), the Fronting Bank on behalf of the Banks and in reliance upon the agreement of the Banks set forth in Section 3.1.4 and upon the representations and warranties of the Borrower contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of the Borrower one or more letters of credit (individually, a "Letter of Credit"), in such form as may be requested from time to time by the Borrower and reasonably agreed to by the Fronting Bank; PROVIDED, HOWEVER, that, after giving effect to such Completed Loan Request, (a) the Maximum Drawing Amount plus all Reimbursement Obligations (to the extent, if any, not yet deemed a Revolving Credit Loan pursuant to Section 3.3), shall not exceed $100,000,000 at any one time and (b) the sum of (i) the Maximum Drawing Amount and, without double counting, all Reimbursement Obligations (to the extent, if any, not yet deemed a Revolving Credit Loan pursuant to Section 3.3) and (ii) the amount of all Loans (including Swingline Loans and Bid Rate Loans) outstanding shall not exceed the lesser of (x) the Total Commitment in effect at such time and (y) the Borrowing Base Availability at such time.

                   Section 3.1.2. LETTER OF CREDIT APPLICATIONS. Each Letter of Credit Application shall be completed to the reasonable satisfaction of the Agent and the Fronting Bank. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Agreement (including provisions applicable to a Completed Loan Request) or shall impose additional financial or other material obligations (other than technical, administrative and ministerial obligations, whether relating to the mechanics of a draw under a Letter of Credit or otherwise), then the provisions of this Agreement shall, to the extent of any such inconsistency or additional material obligation, govern.

                   Section 3.1.3. TERMS OF LETTERS OF CREDIT. Each Letter of Credit issued, extended or renewed hereunder shall, among other things, (i) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein, and (ii) have an expiry date no later than the date which is fourteen (14) days prior to the Maturity Date. Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs.

                   Section 3.1.4. OBLIGATIONS OF BANKS WITH RESPECT TO LETTERS OF CREDIT. Each Bank severally agrees that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Bank's Commitment Percentage, to reimburse the Fronting Bank on demand pursuant to Section 3.3 for the amount of each draft paid by the Fronting Bank under each Letter of Credit to the extent that such amount is not reimbursed by the Borrower pursuant to
Section 3.2 (such agreement for a Bank being called herein the "Letter of Credit Participation" of such Bank). Each such payment made by a Bank shall be treated as a purchase by such Bank of a participation in the Fronting Bank's interest in such Letter of Credit and each Bank shall share, in accordance with its respective Commitment Percentage, in any interest which accrues and is payable by the Borrower pursuant to Section 3.2 or otherwise in connection with such Letter of Credit.

                   Section 3.1.5. FRONTING BANK. Notwithstanding the definition of Fronting Bank, in the event that the Borrower reasonably determines that it would be beneficial to have a Letter of Credit issued by a Bank with a higher rating than Fleet has at any applicable time of reference (as determined by Moody's or S&P), or for any other reason acceptable to the Agent, the Borrower shall have the right to elect any Bank having a higher rating than Fleet (or such other applicable Bank) as the Fronting Bank for that particular Letter of Credit, PROVIDED that no Bank other than Fleet shall be required to be a Fronting Bank.

    Section 3.2. REIMBURSEMENT OBLIGATION OF THE BORROWER. In order to induce the Fronting Bank to issue, extend and renew each Letter of Credit and the Banks to participate therein, the Borrower hereby agrees, except as contemplated in
Section 3.3, to reimburse or pay to the Fronting Bank, for the account of the Fronting Bank or (as the case may be) the Banks, with respect to each Letter of Credit issued, extended or renewed by the Fronting Bank hereunder,

                   (a) except as otherwise expressly provided in Section 3.2(b) and (c) or Section 3.3, promptly upon notification by the Fronting Bank or the Agent that any draft presented under such Letter of Credit is honored by the Fronting Bank, or the Fronting Bank otherwise makes a payment with respect thereto, (i) the amount paid by the Fronting Bank under or with respect to such Letter of Credit, and (ii) any amounts payable pursuant to Section 5.5 under, or with respect to, such Letter of Credit,

                   (b) upon the reduction (but not termination) of the Total Commitment to an amount less than the then Maximum Drawing Amount (after taking into account all outstanding Loans and Reimbursement Obligations, if any (without double counting)), an amount equal to such difference, which amount shall be held by the Agent in an interest-bearing account (with interest to be added to such account) as cash collateral for the benefit of the Banks and the Agent for all Reimbursement Obligations, and

                   (c) upon the termination of the Total Commitment, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with Section 14, an amount equal to the then Maximum Drawing Amount on all Letters of Credit, which amount shall be held by the Agent in an interest-bearing account (with interest to be added to such account) as cash collateral for the benefit of the Banks and the Agent for all Reimbursement Obligations.

    Each such payment shall be made to the Agent for the benefit of the Banks at the Agent's Head Office in immediately available funds. Interest on any and all amounts not converted to a Revolving Credit Loan pursuant to Section 3.3 and remaining unpaid by the Borrower under this Section 3.2 at any time from the date such amounts become due and payable (whether as stated in this Section 3.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Agent for the benefit of the Banks on demand at the rate specified in Section 5.9 for overdue principal on the Loans.

    Section 3.3. LETTER OF CREDIT PAYMENTS; FUNDING OF A LOAN. If any draft shall be presented or other demand for payment shall be made under any Letter of Credit, the Fronting Bank will use its best efforts to notify the Borrower and the Banks, on or before the date the Fronting Bank intends to honor such drawing, of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment and, except to the extent the amount of such draft becomes a Revolving Credit Loan as set forth in this Section 3.3, Borrower shall reimburse Agent, as set forth in Section 3.2. Notwithstanding anything contained in Section 3.2 or this Section 3.3 to the contrary, however, unless Borrower shall have notified the Agent and Fronting Bank prior to 11:00 a.m. (New York time) on the Business Day immediately prior to the date of such drawing that Borrower intends to reimburse Fronting Bank for the amount of such drawing with funds other than the proceeds of Revolving Credit Loans, Borrower shall be deemed to have timely given a Completed Loan Request pursuant to Section 2.4 to Agent, requesting a Prime Rate Loan on the date on which such drawing is honored and in an amount equal to the amount of such drawing. The Borrower may thereafter convert any such Prime Rate Loan to a Revolving Credit Loan of another Type in accordance with Section 2.5. Each Bank shall, in accordance with Section 2.6, make available such Bank's

Commitment Percentage of such Revolving Credit Loan to Agent, the proceeds of which shall be applied directly by Agent to reimburse Fronting Bank for the amount of such draw. In the event that any Bank fails to make available to Agent the amount of such Bank's Commitment Percentage of such Revolving Credit Loan on the date of any drawing, Agent shall be entitled to recover such amount on demand from such Bank plus any additional amounts payable under Section 2.6(b) in the event of a late funding by a Bank. The Fronting Bank is irrevocably authorized by the Borrower and each of the Banks to honor draws on each Letter of Credit by the beneficiary thereof in accordance with the terms of such Letter of Credit. The responsibility of the Agent to the Borrower and the Banks shall be only to determine that the documents (including each draft) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit.

    Section 3.4.   OBLIGATIONS ABSOLUTE. The Borrower's obligations under this
Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Agent, any Bank or any beneficiary of a Letter of Credit. The Borrower further agrees with the Agent and the Banks that the Agent and the Banks shall not be responsible for, and the Borrower's Reimbursement Obligations under Section 3.2 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon (so long as the documents delivered under each Letter of Credit in connection with such presentment shall be in the form required by, and in conformity in all material respects with, such Letter of Credit), even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, the beneficiary of any Letter of Credit or any financing institution or other party to whom any Letter of Credit may be transferred, or any claims or defenses whatsoever of the Borrower against the beneficiary of any Letter of Credit or any such transferee. The Agent and the Banks shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. The Borrower agrees that any action taken or omitted by the Agent or any Bank under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith and absent gross negligence, shall be binding upon the Borrower and shall not result in any liability on the part of the Agent or any Bank to the Borrower.

    Section 3.5.   RELIANCE BY ISSUER. To the extent not inconsistent with
Section 3.4, the Agent and any Fronting Bank shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. The Agent and any Fronting Bank shall be fully justified in failing or refusing to take any action under this Section 3

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(other than the issuance of a Letter of Credit pursuant to a Letter of Credit
Application and otherwise in accordance with the terms of this Agreement) unless it shall first have received such advice or concurrence of the Majority Banks (or such other number or percentage of the Banks as may be required by this Agreement) as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent and any Fronting Bank shall in all cases be fully protected by the Banks in acting, or in refraining from acting, under this
Section 3 in accordance with a request of the Majority Banks(or such other number or percentage of the Banks as may be required by this Agreement), and such request and any action taken or failure to act pursuant thereto shall be binding upon the Banks and all future holders of the Notes or of a Letter of Credit Participation.

    Section 3.6. LETTER OF CREDIT FEE. The Borrower shall pay to the Agent a fee (in each case, a "Letter of Credit Fee") in an amount equal to the Applicable L/C Percentage of the undrawn amount of each outstanding Letter of Credit, which fee (a) shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter, with a final payment on the Maturity Date or any earlier date on which the Commitments shall terminate (which Letter of Credit Fee shall be pro-rated for any calendar quarter in which such Letter of Credit is issued, drawn upon or otherwise reduced or terminated) and (b) shall be for the accounts of the Banks as follows: (i) an amount equal to 0.125% per annum of the Letter of Credit Fee shall be for the account of the Fronting Bank and (ii) the remainder of the Letter of Credit Fee shall be for the accounts of the Banks (including the Fronting Bank) PRO RATA in accordance with their respective Commitment Percentages.

    Section 4.     REPAYMENT OF THE LOANS.

    Section 4.1. MATURITY. In addition to, and without limiting, the provisions of Section 2.8(b) and Section 2.9(f), the Borrower promises to pay on the Maturity Date, and there shall become absolutely due and payable on the Maturity Date, all unpaid principal of the Revolving Credit Loans and each other Loan, if any, outstanding on such date, together with any and all accrued and unpaid interest thereon, the unpaid balance of the Facility Fee accrued through such date, and any and all other unpaid amounts due under this Agreement, the Notes or any other of the Loan Documents.

    Section 4.2. OPTIONAL REPAYMENTS OF REVOLVING CREDIT LOANS. The Borrower shall have the right, at its election, to prepay the outstanding amount of the Revolving Credit Loans, in whole or in part, at any time without penalty or premium; PROVIDED that the outstanding amount of any Eurodollar Rate Loans may not be prepaid unless the Borrower pays the Eurodollar Breakage Costs for each Eurodollar Rate Loan so prepaid at the time of such prepayment. The Borrower shall give the Agent (with copies to the Agent for each Bank), no later than 10:00 a.m., Boston, Massachusetts time, at least two (2) Business Days' prior written notice of any prepayment pursuant to this Section 4.2 of any

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Prime Rate Loans, and at least four (4) Eurodollar Business Days' notice of any proposed prepayment pursuant to this Section 4.2 of Eurodollar Rate Loans, specifying the proposed date of prepayment of Revolving Credit Loans and the principal amount to be prepaid. Each such partial prepayment of the Loans shall be in an amount equal to $500,000 or an integral multiple of $100,000 in excess thereof or, if less, the outstanding balance of the Revolving Credit Loans then being repaid, shall be accompanied by the payment of all charges, if any, outstanding on all Revolving Credit Loans so prepaid and of all accrued interest on the principal prepaid to the date of payment, and shall be applied, in the absence of instruction by the Borrower, first to the principal of Prime Rate Loans and then to the principal of Eurodollar Rate Loans.

    Section 4.3 MANDATORY REPAYMENT OF LOANS. If at any time the sum of the outstanding amount of the Loans, PLUS the Maximum Drawing Amount, PLUS without double-counting any Revolving Credit Loans, the outstanding Reimbursement Obligations, if any, exceeds the lesser of (i) the Total Commitment at such time, or (ii) the Borrowing Base Availability at such time, the Borrower shall, within fifteen (15) days after receiving notice of such excess from the Agent
(i) pay to the Agent an amount in cash necessary to eliminate such excess, such amount to be applied, in the absence of instruction by the Borrower, (x) first to the repayment of Swingline Loans, second to the repayment of Revolving Credit Loans and third to the repayment of Bid Rate Loans and (y) with respect to any such payments of Revolving Credit Loans, first to the principal of Prime Rate Loans and then to the principal of Eurodollar Rate Loans, or (ii) add one (1) or more Real Estate Assets to the Borrowing Base which have Borrowing Base Values, in the aggregate, sufficient to eliminate such excess.

    Section 5.     CERTAIN GENERAL PROVISIONS.

    Section 5.1.   FUNDS FOR PAYMENTS.

                   (a) All payments of principal, interest, fees, and any other amounts due hereunder or under any of the other Loan Documents shall be made to the Agent, for the respective accounts of the Banks or (as the case may be) the Agent, at the Agent's Head Office, in each case in Dollars and in immediately available funds. The Borrower shall make each payment of principal of and interest on the Loans and of fees hereunder and Reimbursement Obligations which are not converted to a Loan hereunder not later than 1:00 p.m. (Boston, Massachusetts time) on the due date thereof.

                   (b) All payments by the Borrower hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory liens, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. If the Borrower is compelled by law to make any such deduction or

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withholding with respect to any amount payable by it hereunder or under any of the other Loan Documents (except with respect to taxes on the income or profits of the Agent or any Bank), the Borrower shall pay to the Agent, for the account of the Banks or (as the case may be) the Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Banks to receive the same net amount which the Banks would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Agent (with copies to the Agent for each Bank) certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Document.

    Section 5.2. COMPUTATIONS. All computations of interest on the Loans and of other fees to the extent applicable shall be based on a 360-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to Eurodollar Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Loans as reflected on the Note Records or record attached to any other Note from time to time shall constitute prima facie evidence of the principal amount thereof.

    Section 5.3. INABILITY TO DETERMINE EURODOLLAR RATE. In the event, prior to the commencement of any Interest Period relating to any Eurodollar Rate Loan, the Agent shall reasonably and in good faith determine that adequate and reasonable methods do not exist for ascertaining the Eurodollar Rate that would otherwise determine the rate of interest to be applicable to any Eurodollar Rate Loan during any Interest Period, the Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrower) to the Borrower and the Banks. In such event (a) any Loan Request with respect to Eurodollar Rate Loans shall be automatically withdrawn and shall be deemed a request for Prime Rate Loans, (b) each Eurodollar Rate Loan will automatically, on the last day of the then current Interest Period applicable thereto, become a Prime Rate Loan, and (c) the obligations of the Banks to make Eurodollar Rate Loans shall be suspended, in each case unless and until the Agent reasonably and in good faith determines that the circumstances giving rise to such suspension no longer exist, whereupon the Agent shall so notify the Borrower and the Banks.

    Section 5.4. ILLEGALITY. Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for any Bank to make or maintain Eurodollar Rate Loans, such Bank shall forthwith give notice of such circumstances to the Borrower and thereupon (a) the Commitment of such Bank to make Eurodollar Rate Loans or convert Prime Rate Loans to Eurodollar Rate Loans shall forthwith be suspended and (b) such Bank's Commitment Percentage of Eurodollar Rate Loans then outstanding shall be converted automatically to Prime Rate Loans on the last day of each Interest Period applicable to such Eurodollar Rate Loans or within such earlier period as may be required by law, all until such time as it is no longer unlawful for such Bank to make or maintain Eurodollar Rate Loans. Subject to the limitations set forth in Section 5.7, the Borrower hereby agrees promptly to pay the Agent for the account of such Bank, upon demand, any additional amounts necessary to compensate such Bank for any costs incurred by such Bank in making any conversion required by this Section 5.4 prior to the last day of an Interest Period with respect to a Eurodollar Rate Loan, including any interest or fees payable by such Bank to lenders of funds obtained by it in order to make or maintain its Eurodollar Rate Loans hereunder.

    Section 5.5. ADDITIONAL COSTS, ETC. If any present or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Bank or the Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law, but if not having the force of law, then generally applied by the Banks or the Agent with respect to similar loans), shall:

                   (a) subject any Bank or the Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement, the other Loan Documents, any Letters of Credit, such Bank's Commitment or the Loans (other than taxes based upon or measured by the income or profits of such Bank or the Agent), or

                   (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Bank of the principal of or the interest on any Loans or any other amounts payable to the Agent or any Bank under this Agreement or the other Loan Documents, or

                   (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of an office of any Bank, or

                   (d) impose on any Bank or the Agent any other conditions or requirements with respect to this Agreement, the other Loan Documents, any Letters of Credit, the Loans, such Bank's Commitment, or any class of loans, letters of credit or commitments of which any of the Loans or such Bank's Commitment forms a part;

and the result of any of the foregoing is

                       (i) to increase the cost to any Bank of making, funding, issuing, renewing, extending or maintaining any of the Loans or such Bank's Commitment or any Letter of Credit, or

                       (ii) to reduce the amount of principal, interest, Reimbursement Obligation or other amount payable to such Bank or the Agent hereunder on account of such Bank's Commitment, any Letter of Credit or any of the Loans, or

                       (iii) to require such Bank or the Agent to make any
                   payment or to forego any interest or Reimbursement Obligation or other sum payable hereunder, the amount of which payment or foregone interest or Reimbursement Obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Bank or the Agent from the Borrower hereunder, then, and in each such case, the Borrower will, within thirty (30) days after notice by the Agent or such Bank (such notice to be given promptly by the Agent or such Bank upon the making of any such determination), at any time and from time to time and as often as the occasion therefor may arise, but subject to the limitations set forth in Section 5.7, pay to such Bank or the Agent such additional amounts as such Bank or the Agent shall determine in good faith to be sufficient to compensate such Bank or the Agent for such additional cost, reduction, payment or foregone interest or other sum, PROVIDED that such Bank or the Agent is generally imposing similar charges on its other similarly situated borrowers.

    Section 5.6. CAPITAL ADEQUACY. If any future law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law, but if not having the force of law, then generally applied by the Banks with respect to similar loans) or the interpretation thereof by a court or governmental authority with appropriate jurisdiction affects the amount of capital required or expected to be maintained by banks or bank holding companies and any Bank or the Agent determines that the amount of capital required to be maintained by it is increased by or based upon the existence of Loans made or deemed to be made pursuant hereto, then such Bank or the Agent may notify the Borrower of such fact, and the Borrower shall pay to such Bank or the Agent from time to time, within thirty (30) days after notice by the Agent or such Bank (such notice to be given promptly by the Agent or such Bank upon the making of any such determination), as an additional fee payable hereunder, but subject to the limitations set forth in Section 5.7, such amount as such Bank or the Agent shall determine reasonably and in good faith and certify in a notice to the Borrower to. be an amount that will adequately compensate such Bank in light of these circumstances for its increased costs of maintaining such capital. Each Bank and the Agent shall allocate such cost increases among its customers in good faith and on an equitable basis, and will not charge the Borrower unless it is generally imposing a similar charge on its other similarly situated borrowers.

    Section 5.7. CERTIFICATE; LIMITATIONS. A certificate setting forth any additional amounts payable pursuant to Section Section 5.5 or 5.6 and a brief explanation of such amounts which are due, including reasonably detailed information regarding the method and calculation of such amount, submitted by any Bank or the Agent to the Borrower, shall be PRIMA FACIE evidence that such amounts are due and owing. Notwithstanding anything to the contrary contained in this Article 5, (i) to the extent reasonably possible, each Bank shall designate an alternate lending office in the continental United States to make the Loans in order to reduce any liability of Borrower to such Bank under Section Section 5.4, 5.5 or 5.6 or to avoid the unavailability of a Eurodollar Rate Loan, so long as such designation is not disadvantageous to such Bank, and (ii) the Borrower shall not be obligated to compensate any Bank pursuant to Section
Section 5.4, 5.5 or 5.6 for any amounts attributable to any period which is more than one (1) year prior to the date of delivery of the certificate set forth in the first sentence of this Section 5.7.

    Section 5.8. INDEMNITY. In addition to the other provisions of this Agreement regarding such matters, the Borrower agrees to indemnify the Agent and each Bank and to hold the Agent and each Bank harmless from and against any loss, cost or expense (including loss of the spread to which such Bank would have been entitled through the end of the applicable Interest Period in excess of the applicable interest rate(s) then in effect) that the Agent or such Bank may sustain or incur as a consequence of (a) a default by the Borrower in the payment of any principal amount of or any interest on any Eurodollar Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by the Agent or such Bank to lenders of funds obtained by it in order to maintain its Eurodollar Rate Loans, (b) the failure by the Borrower to make a borrowing or conversion after the Borrower has given a Completed Loan Request for a Eurodollar Rate Loan or a Conversion Request for a Eurodollar Rate Loan, and (c) the making of any payment of a Eurodollar Rate Loan or the making of any conversion of any such Loan to a Prime Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by the Agent or a Bank to lenders of funds obtained by it in order to maintain any such Eurodollar Rate Loans; PROVIDED, HOWEVER, that the Borrower shall not be required to so indemnify any Bank pursuant to clause (b) above during and for any period of time when such Bank has wrongfully failed or refused to fund its proportionate share of a Loan in accordance with the terms of this Agreement and is a Delinquent Bank.

    Section 5.9. INTEREST ON OVERDUE AMOUNTS. Overdue principal and (to the extent permitted by applicable law) interest on the Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest payable on demand at a rate per annum equal to three percent (3%) PLUS the Prime Rate until such amount shall be paid in full (after as well as before judgment). In addition, the Borrower shall pay a late charge equal to three percent (3%) of any amount of interest charges on the Loans which is not paid within ten (10) days of the date when due.

    Section 6. RECOURSE OBLIGATIONS. The Obligations are full recourse obligations of the Borrower, and all of the respective assets and properties of the Borrower shall be available for the payment in full in cash and performance of the Obligations. In no event shall BPI have any personal liability hereunder or under any of the other Loan Documents, either individually or as general partner of BPLP or any other Borrower, by application of applicable law or otherwise, except to the extent BPI misappropriates funds, rents or insurance proceeds or engages in gross negligence, willful misconduct or fraud.

    Section 7. REPRESENTATIONS AND WARRANTIES. The Borrower for itself and for BPI insofar as any such statements relate to BPI represents and warrants to the Banks all of the statements contained in this Section 7.

    Section 7.1.   AUTHORITY, ETC.

                   (a) ORGANIZATION: GOOD STANDING.

                            (i) The Borrower is a limited partnership, general partnership, nominee trust or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of its state of organization, unless the failure to be so does not relate to BPLP or BPI and is a Non-Material Breach; the Borrower has all requisite limited partnership, general partnership, trust, limited liability company or corporate, as the case may be, power to own its respective properties and conduct its respective business as now conducted and as presently contemplated, unless any such failure to have any of the foregoing does not relate to BPLP or BPI and is a Non-Material Breach; and the Borrower is in good standing as a foreign entity and is duly authorized to do business in the jurisdictions where the Borrowing Base Properties owned or ground-leased by it are located and in each other jurisdiction where such qualification is necessary except where a failure to be so qualified in such other jurisdiction would not have a materially adverse effect on any of their respective businesses, assets or financial conditions.

                            (ii) BPI is a corporation duly organized, validly
                       existing and in good standing under the laws of the State of Delaware; each Subsidiary of BPI is duly organized, validly existing and in good standing as a corporation, nominee trust, limited liability company, limited partnership or general partnership, as the case may be, under the laws of the state of its organization, unless the failure to be so does not relate to BPLP and is a Non-Material Breach; BPI and each of its Subsidiaries has all requisite corporate, trust, limited liability company, limited partnership or general partnership, as the case may be, power to own its respective properties and conduct its respective business as now conducted and as presently contemplated, unless any such failure to have any of the foregoing does not relate to BPLP or BPI and is a Non-Material Breach; and BPI is in good standing as a foreign entity and is duly authorized to do business in the jurisdictions where such qualification is necessary (including in the Commonwealth of Massachusetts) except where a failure to be so qualified in such other would not have a materially adverse effect on the business, assets or financial condition of BPI.

                   (b) CAPITALIZATION. The outstanding equity of BPLP is comprised of a general partner interest and limited partner interests, all of which have been duly issued and are outstanding and fully paid and non-assessable. All of the issued and outstanding general partner interests of the BPLP are owned and held of record by BPI. There are no outstanding securities or agreements exchangeable for or convertible into or carrying any rights to acquire a general partner interest in BPLP. There are no outstanding commitments, options, warrants, calls or other agreements (whether written or oral) binding on BPLP or BPI which require or could require BPLP or BPI to sell, grant, transfer, assign, mortgage, pledge or otherwise dispose of any general partner interest in BPLP. Except as set forth in the Agreement of Limited Partnership of BPLP, no general partner interests of BPLP are subject to any restrictions on transfer or any partner agreements, voting agreements, trust deeds, irrevocable proxies; or any other similar agreements or interests (whether written or oral). For so long as any Borrower which is a Wholly-owned Subsidiary is a Borrower, BPLP owns, directly or indirectly, at least a majority (by number of votes or controlling interests) of the outstanding voting interests and at least 99% of the economic interests in each of the Borrowers other than BPLP. All of the Preferred Creditor Equity which exists as of the date of this Agreement, and each of the agreements or other documents entered into and/or setting forth the terms, rights and restrictions applicable to any such Preferred Creditor Equity, are listed and described on SCHEDULE 7.1(B) attached hereto. All of the agreements and other documents relating to the Preferred Equity in effect on the Closing Date have been furnished to the Agent.

                   (c) DUE AUTHORIZATION. The execution, delivery and performance of this Agreement and the other Loan Documents to which the Borrower or BPI is or is to become a party and the transactions contemplated hereby and thereby (i) are within the authority of the Borrower and BPI, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower or BPI and any general partner thereof, (iii) do not materially conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or BPI is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or BPI, unless any such conflict, breach or contravention does not relate to BPLP or BPI and is a Non-Material Breach, (iv) do not conflict with any provision of the agreement of limited partnership, any certificate of limited partnership, the charter documents or by-laws of the Borrower or BPI or any general partner thereof, and (v) do not contravene any provisions of, or constitute Default or Event of Default hereunder or a failure to comply with any term, condition or provision of, any other agreement, instrument, judgment, order, decree, permit, license or undertaking binding upon or applicable to the Borrower or BPI or any of the Borrower's or BPI's properties (except for any such failure to comply under any such other agreement, instrument, judgment, order, decree, permit, license, or undertaking as would not materially and adversely affect the condition (financial or otherwise), properties, business or results of operations of BPLP, BPI or, taken as a whole, the BP Group) or result in the creation of any mortgage, pledge, security interest, lien, encumbrance or charge upon any of the properties or assets of the Borrower or BPI.

                   (d) ENFORCEABILITY. Each of the Loan Documents to which the Borrower or BPI is a party has been duly executed and delivered and constitutes the legal, valid and binding obligations of the Borrower and BPI, as the case may be, subject only to applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and to the fact that the availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

    Section 7.2. GOVERNMENTAL APPROVALS. The execution, delivery and performance by the Borrower of this Agreement and by the Borrower and BPI of the other Loan Documents to which the Borrower or BPI is or is to become a party and the transactions contemplated hereby and thereby do not require (i) the approval or consent of any governmental agency or authority other than those already obtained or those which would not have a material adverse effect on BPLP, BPI or, taken as a whole, the BP Group, or (ii) filing with any governmental agency or authority, other than filings which will be made with the SEC when and as required by law or deemed appropriate by BPI.

    Section 7.3.   TITLE TO PROPERTIES; LEASES.

    The Borrower and BPI each has good fee or leasehold title to all of its respective properties, assets and rights of every name and nature purported to be owned by it, including, without limitation, that:

                   (a) As of the Closing Date (with respect to Borrowing Base Properties designated as such on the Closing Date) or the date of designation as a Borrowing Base Properties (with respect to Borrowing Base Properties acquired and/or designated as such after the Closing Date), and in each case to the best of its knowledge thereafter (but only for so long as such Real Estate Assets continue to be Borrowing Base Properties), the Borrower holds good and clear record and marketable fee simple or leasehold title to (or an undivided condominium interest in) the Borrowing Base Properties, subject to no Liens, except for Permitted Liens and, in the case of any ground-leased Borrowing Base Property, the terms of such ground lease, as the same may then or thereafter be amended

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from time to time in a manner consistent with the minimum term for ground leases set forth in the definition of "Real Estate Assets" in Section 1.1 above.

                   (b) The Borrower and BPI will, as of the Closing Date, own all of the assets as reflected in the financial statements of the Borrower and BPI described in Section 7.4, the Registration Statement, the Prospectus, the preliminary Prospectus and any so-called follow-on prospectus or acquired since the date of such financial statements (except property and assets sold or otherwise disposed of in the ordinary course of business since that date).

    Section 7.4. FINANCIAL STATEMENTS. The following financial statements have been furnished to each of the Banks:

                   The consolidated balance sheet of BPI and its Subsidiaries as of December 31, 2001 (together with the unaudited consolidated balance sheet of BPI and its Subsidiaries as of September 30, 2002), and their related consolidated statements of income, changes in shareholders' equity and cash flows for the fiscal year or other period then ended, as applicable, and setting forth in comparative form the figures as of the end of and for the previous fiscal year or other period, as applicable, prepared in accordance with GAAP and, with respect to the December 31, 2001 statements, accompanied by an auditor's report prepared without qualification by the Accountants (collectively, the "Initial Financial Statements"). The Initial Financial Statements fairly present the financial condition of BPI and its Subsidiaries as at the close of business on the date thereof and the results of operations for the fiscal year or other period then ended, as applicable. There are no contingent liabilities of BPI or any of its Subsidiaries as of such date involving material amounts, known to the officers of BPI or any of its Subsidiaries not disclosed in said Initial Financial Statements.

    Section 7.5 NO MATERIAL CHANGES, ETC. Since the Financial Statement Date, there has occurred no materially adverse change in the financial condition or business of BPLP, BPI or, taken as a whole, the BP Group, other than changes in the ordinary course of business that have not had any materially adverse effect either individually or in the aggregate on the business or financial condition of BPLP, BPI or, taken as a whole, the BP Group. Between the Financial Statement Date and the Closing Date, there has been no material adverse change to the Net Operating Income of any Real Estate Asset that is a Borrowing Base property on the Closing Date.

    Section 7.6. FRANCHISES, PATENTS, COPYRIGHTS, ETC. Except to the extent the failure or breach of such representation or warranty constitutes a Non-Material Breach, the Borrower, BPI and each of their respective Subsidiaries possess all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of their respective businesses substantially as now conducted without known conflict with any rights of others, including all material Permits.

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    Section 7.7    LITIGATION. Except as stated on SCHEDULE 7.7, there are no actions, suits, proceedings or investigations of any kind pending or, to the Borrower's knowledge, threatened against the Borrower, BPI or any of their respective Subsidiaries before any court, tribunal or administrative agency or board that, if adversely determined, might, either individually or in the aggregate, materially adversely affect the properties, assets, financial condition or business of BPLP, BPI or, taken as a whole, the BP Group, or materially impair the right of BPLP, BPI or, taken as a whole, the BP Group, to carry on their respective businesses substantially as now conducted by them, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained, as reflected in the applicable consolidated financial statements or SEC Filings of the Borrower and BPI, or which question the validity of this Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

    Section 7.8. NO MATERIALLY ADVERSE CONTRACTS, ETC. Neither the Borrower, BPI nor any of their respective Subsidiaries is subject to any charter, corporate, partnership or other legal restriction, or any judgment, decree, order, rule or regulation that has or is reasonably expected in the future to have (and with respect solely to any restriction on the timing of any sale or refinancing of a Real Estate Asset which would be an acceptable Lien under the definition of "Unencumbered Asset" contained in an Organizational Document, such expectation existed at the time such restriction was imposed) a materially adverse effect on the respective businesses, assets or financial conditions of BPLP, BPI or, taken as a whole, the BP Group. None of the Borrower, BPI or any of their respective Subsidiaries is a party to any contract or agreement that has or is expected, in the judgment of their respective officers, to have any materially adverse effect on the respective businesses of the BPLP, BPI or, taken as a whole, the BP Group.

    Section 7.9. COMPLIANCE WITH OTHER INSTRUMENTS, LAWS, ETC. Neither the Borrower, BPI nor any of their respective Subsidiaries is in violation of any provision of its partnership agreement or charter, as the case may be, or any respective agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could result, individually or in the aggregate, in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or businesses of the BPLP, BPI or, taken as a whole, the BP Group.

    Section 7.10. TAX STATUS. (i) Each of the Borrower, BPI and their respective Subsidiaries (a) has made or filed all federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (b) has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings, and (c) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such

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returns, reports or declarations apply, and (ii) there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the respective officers of the Borrower and BPI and their respective Subsidiaries know of no basis for any such claim.

    Section 7.11 NO EVENT OF DEFAULT. No Default or Event of Default has occurred and is continuing.

    Section 7.12. INVESTMENT COMPANY ACTS. None of the Borrower, BPI or any of their respective Subsidiaries is an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

    Section 7.13. ABSENCE OF UCC FINANCING STATEMENTS, ETC. Except for Permitted Liens and except to the extent the failure or breach of such representation and warranty constitutes a Non-Material Breach, there is no financing statement, security agreement, chattel mortgage, real estate mortgage, equipment lease, financing lease, option, encumbrance or other document filed or recorded with any filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future lien or encumbrance on, or security interest in, any Borrowing Base Property. Neither the Borrower nor BPI has pledged or granted any lien on or security interest in or otherwise encumbered or transferred any of their respective interests in any Subsidiary who is a Borrower (including in the case of BPI, its interests in BPLP), unless such pledge, lien or security interest relates only to a Borrower other than BPLP and is a Non-Material Breach.

    Section 7.14. ABSENCE OF LIENS. The Borrower is the owner of or the holder of a ground leasehold interest in the Borrowing Base Properties free from any Lien, except for Permitted Liens.

    Section 7.15.  CERTAIN TRANSACTIONS. [Intentionally Omitted.]

    Section 7.16. EMPLOYEE BENEFIT PLANS; MULTIEMPLOYER PLANS; GUARANTEED PENSION PLANS. Except as disclosed in the SEC Filings or on SCHEDULE 7.16, none of the Borrower, BPI nor any ERISA Affiliate maintains or contributes to any Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan.

    Section 7.17. REGULATIONS U AND X. No portion of any Loan is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

    Section 7.18. ENVIRONMENTAL COMPLIANCE. The Borrower has caused Phase I and other environmental assessments (collectively, the "Environmental Reports") to be conducted

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and/or taken other steps to investigate the past and present environmental condition and usage of the Real Estate Assets. Based upon such Environmental Reports, to the Borrower's knowledge, except as identified in such Environmental Reports, the Borrower makes the following representations and warranties:

                   (a) None of the Borrower, its Subsidiaries, BPI or any operator of the Real Estate Assets or any portion thereof, or any operations thereon is in material violation, or alleged material violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to health, safety or the environment (hereinafter "Environmental Laws"), which violation or alleged violation has, or its remediation would have, by itself or when aggregated with all such other violations or alleged violations, a material adverse effect on the business, assets or financial condition of the Borrower and its Subsidiaries, taken as a whole, or constitutes a Disqualifying Environmental Event with respect to any of the Borrowing Base Properties.

                   (b) None of the Borrower, BPI or any of their respective Subsidiaries has received written notice from any third party, including, without limitation, any federal, state or local governmental authority, (i) that it has been identified by the United States Environmental Protection Agency ("EPA) as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B (1986),
(ii) that any hazardous waste, as defined by 42 U.S.C. Section 9601(5), any hazardous substances as defined by 42 U.S.C. Section 9601(14), any pollutant or contaminant as defined by 42 U.S.C. Section 9601(33) or any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which it has generated, transported or disposed of have been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that the Borrower, BPI or any of their respective Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law, or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances, which event described in any such notice would have a material adverse effect on the business, assets or financial condition of the Borrower and its Subsidiaries, taken as a whole, or constitutes a Disqualifying Environmental Event with respect to any of the Borrowing Base Properties.

                   (c) (i) No portion of the Real Estate Assets has been used for the handling, processing, storage or disposal of Hazardous Substances except in material

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accordance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of any Real Estate Assets except in material accordance with applicable Environmental Laws, (ii) in the course of any activities conducted by the Borrower, BPI, their respective Subsidiaries or the operators of their respective properties or any ground or space tenants on any Real Estate Asset, no Hazardous Substances have been generated or are being used on such Real Estate Asset except in material accordance with applicable Environmental Laws,
(iii) there has been no present or, to the best of Borrower's knowledge, past releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping (a "Release") or threatened Release of Hazardous Substances on, upon, into or from the Real Estate Assets in violation of applicable Environmental Laws, (iv) to the best of Borrower's knowledge, there have been no Releases in violation of applicable Environmental Laws upon, from or into any real property in the vicinity of any of the Real Estate Assets which, through soil or groundwater contamination, may have come to be located on such Real Estate Asset, and (v) to the best of Borrower's Knowledge, any Hazardous Substances that have been generated on any of the Real Estate Assets during ownership thereof by the Borrower, BPI, their respective Subsidiaries or the operations of their respective properties have been transported off-site only in compliance with all applicable Environmental Laws; any of which events described in clauses (i) through (v) above would have a material adverse effect on the business, assets or financial condition of BPLP, BPI, or taken as a whole, the BP Group, or constitutes a Disqualifying Environmental Event with respect to any of the Borrowing Base Properties. Notwithstanding that the representations contained herein are limited to the knowledge of the Borrower, any such limitation shall not affect the covenants specified in Section 8.11 or elsewhere in this Agreement.

                   (d) None of the Borrower, BPI or any of the Real Estate Assets is subject to any applicable Environmental Law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement, by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the effectiveness of any other transactions contemplated hereby.

    Section 7.19. SUBSIDIARIES. SCHEDULE 7.19 sets forth, as of the Closing Date, all of the respective Subsidiaries of BPLP, each other Borrower and BPI.

    Section 7.20. LOAN DOCUMENTS. All of the representations and warranties by or on behalf of the Borrower and BPI and their respective Subsidiaries made in this Agreement and in the other Loan Documents or any document or instrument delivered to the Agent or the Banks pursuant to or in connection with any of such Loan Documents are true and correct in all material respects and do not include any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make such representations and warranties not materially misleading.

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    Section 7.21.  REIT STATUS. BPI has not taken any action that would prevent it from maintaining its qualification as a REIT for its tax years ended December 31, 1997, December 31, 1998, December 31, 1999, December 31, 2000, December 31,
2001 or December 31, 2002 or from maintaining such qualification at all times during the term of this Agreement.

    Section 8. AFFIRMATIVE COVENANTS OF THE BORROWER AND BPI. The Borrower for itself and on behalf of BPI and their respective Subsidiaries (if and to the extent expressly included in subsections contained in this Section 8) covenants and agrees that, so long as any Loan, Letter of Credit or Note is outstanding or any Bank has any obligation to make any Loans or any Bank has any obligation to issue, extend or renew any Letters of Credit:

    Section 8.1. PUNCTUAL PAYMENT. The Borrower will duly and punctually pay or cause to be paid the principal and interest on the Loans and all interest, fees, charges and other amounts provided for in this Agreement and the other Loan Documents, all in accordance with the terms of this Agreement and the Notes, and the other Loan Documents.

    Section 8.2. MAINTENANCE OF OFFICE. Each of the Borrower and BPI will maintain its chief executive office in Boston, Massachusetts, or at such other place in the United States of America as each of them shall designate by written notice to the Agent to be delivered within fifteen (15) days of any change of chief executive office, where, subject to Section 22, notices, presentations and demands to or upon the Borrower and BPI in respect of the Loan Documents may be given or made.

    Section 8.3. RECORDS AND ACCOUNTS. Each of the Borrower and BPI will (a) keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries in all material respects will be made in accordance with GAAP and (b) maintain adequate accounts and reserves for all taxes (including income taxes), contingencies, depreciation and amortization of its properties and the properties of its Subsidiaries; all of such reserves may be unfunded.

    Section 8.4. FINANCIAL STATEMENTS, CERTIFICATES AND INFORMATION. The Borrower will deliver and cause BPI to deliver (as applicable) to the Agent (with copies to the Agent for each Bank):

                   (a) as soon as practicable, but in any event not later than ninety (90) days after the end of each fiscal year of BPI, the audited consolidated balance sheet of BPI and its Subsidiaries at the end of such year, and the related audited consolidated statements of income, changes in shareholder's equity and cash flows for the year then ended, in each case, setting forth in comparative form the figures as of the end of and for the previous fiscal year and all such statements to be in reasonable detail, prepared in accordance with GAAP, and, in each case, accompanied by an auditor's report prepared

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without qualification by the Accountants (and the Borrower also shall deliver the foregoing for BPLP on a consolidated basis);

                   (b) as soon as practicable, but in any event not later than forty-five (45) days after the end of each of its March 31, June 30 and September 30 fiscal quarters, copies of the unaudited consolidated balance sheet of BPI and its Subsidiaries, as at the end of such quarter, and the related unaudited consolidated statements of income, changes in shareholders' equity and cash flows for the portion of BPI's fiscal year then elapsed, all in reasonable detail and prepared in accordance with GAAP (which may be provided by inclusion in the Form 10-Q of BPI filed with the SEC for such period provided pursuant to clause (i) below), together with a certification by the principal financial or accounting officer of the Borrower and BPI that the information contained in such financial statements fairly presents the financial position of BPI and its Subsidiaries on the date thereof (subject to year-end adjustments none of which shall be materially adverse) (and the Borrower also shall deliver the foregoing for BPLP on a consolidated basis);

                   (c) Upon the request of the Agent and as soon as practicable, but in any event not later than ninety (90) days after the end of each of its fiscal years, statements of Net Operating Income and outstanding Indebtedness as at the end of such fiscal year and for the fiscal year then ended in respect of each Real Estate Asset (including each Borrowing Base Property), each prepared in accordance with GAAP consistent with the definitions of Net Operating Income and outstanding Indebtedness used in this Agreement and a summary rent roll in respect of each Borrowing Base Property, in each case certified by the chief financial or accounting officer of the Borrower as true and correct in all material respects;

                   (d) Upon the request of the Agent and as soon as practicable, but in any event not later than forty-five (45) days after the end of each of the fiscal quarters of the Borrower, (1) copies of the unaudited statements of Net Operating Income and outstanding Indebtedness as at the end of such quarter and for the portion of the fiscal year then elapsed in respect of each Real Estate Asset (including each Borrowing Base Property), each prepared in accordance with GAAP consistent with the definitions of Net Operating Income and outstanding Indebtedness used in this Agreement and certified by the chief financial or accounting officer of the Borrower to present fairly the Net Operating Income and outstanding Indebtedness in respect of each such Real Estate Asset and (ii) an occupancy analysis in respect of each Real Estate Asset (including each Borrowing Base Property) certified by the chief financial officer of the Borrower to be true and complete in all material respects;

                   (e) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement in the form of EXHIBIT C-2 hereto signed by the chief financial or accounting officer of the Borrower and (if applicable) reconciliations to reflect changes in GAAP since the date of such financial statements;

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                   (f) promptly as they become available, a copy of each report
(including any so-called management letters) submitted to the Borrower, BPI or any of their respective subsidiaries by the Accountants in connection with each annual audit of the books of the Borrower, BPI or such Subsidiary by such Accountants or in connection with any interim audit thereof pertaining to any phase of the business of the Borrower, BPI or any such Subsidiary;

                   (g) contemporaneously with (or promptly after) the filing or mailing thereof, copies of all material of a financial nature sent to the holders of any Indebtedness of the Borrower (other than the Loans) for borrowed money, to the extent that the information or disclosure contained in such material refers to or could reasonably be expected to have a material adverse effect on the business, assets, financial condition or prospects, or operations of BPLP, BPI or, taken as a whole, the BP Group;

                   (h) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the SEC or sent to the stockholders of BPI;

                   (i) as soon as practicable, but in any event not later than ninety (90) days after the end of each fiscal year of BPI, copies of the Form 10-K statement filed by BPI with the SEC for such fiscal year, and as soon as practicable, but in any event not later than fifty (50) days after the end of each fiscal quarter of BPI copies of the Form 10-Q statement filed by BPI with the SEC for such fiscal quarter, PROVIDED that, in either case, if the SEC has granted an extension for the filing of such statements, BPI shall deliver such statements to the Agent within ten (10) days after the filing thereof with the SEC;

                   (j) from time to time such other financial data and information about the Borrower, BPI, their respective Subsidiaries, the Real Estate Assets and the Partially-Owned Real Estate Holding Entities as the Agent or any Bank (through the Agent) may reasonably request, including without limitation complete rent rolls, existing environmental reports, and insurance certificates with respect to the Real Estate Assets (including the Borrowing Base Properties);

                   (k) in the case of the Borrower and BPI, as soon as practicable, but in any event not later than ninety (90) days after the end of each of their respective fiscal years, PRO FORMA projections for the next three fiscal years;

                   (l) together with the financial statements delivered pursuant to Section 8.4(a), a certification by the chief financial or accounting officer of the Borrower of the state and federal taxable income of BPI and its Subsidiaries as of the end of the applicable fiscal year; and

                   (m) in the event that the definition of "funds from operations" is revised by the Board of Governors of the National Association of Real Estate Investment

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Trusts, a report, certified by the chief financial or accounting officer of the
Borrower, of the "funds from operations" of the Borrower based on the definition as in effect on the date of this Agreement and based on the definition as so revised from time to time, which such report shall be delivered to the Agent (with copies to the Agent for each Bank) with the financial statements required to be delivered pursuant to Section 8.4(b) above; and

                   (n) as soon as practicable, but in any event not later than ninety (90) days after the end of the fiscal year of BPLP, the unaudited balance sheet of BPLP at the end of each such year, and the related unaudited statements of income, changes in partners' capital and cash flows for the year then ended, in each case setting forth in comparative form the figures for the previous fiscal year and all such statements to be in reasonable detail, prepared in accordance with GAAP, together with a certification by the principal financial or accounting officer of BPLP that the information contained in such financial statements fairly presents the financial position of BPLP on the date thereof, and as soon as practicable, but in any event not later than forty-five (45) days after the end of each of the March 31, June 30 and September 30 fiscal quarters of BPLP, the unaudited balance sheet of BPLP at the end of each such quarter, and the related unaudited statements of income, changes in partners' capital and cash flows for the quarter then ended, in each case setting forth in comparative form the figures for the previous fiscal quarter and all such statements to be in reasonable detail, prepared in accordance with GAAP, together with a certification by the principal financial or accounting officer of BPLP that the information contained in such financial statements fairly presents the financial position of BPLP on the date thereof (subject to year-end adjustments none of which shall be materially adverse).

    Section 8.5.   NOTICES.

                   (a) DEFAULTS. The Borrower will, and will cause BPI, as applicable, to, promptly after obtaining knowledge of the same, notify the Agent in writing (with copies to the Agent for each Bank) of the occurrence of any Default or Event of Default or Non-Material Breach. If any Person shall give any notice or take any other action in respect of (x) a claimed Default (whether or not constituting an Event of Default) under this Agreement or (y) a claimed failure by the Borrower, BPI or any of their respective Subsidiaries, as applicable, to comply with any term, condition or provision of or under any note, evidence of Indebtedness, indenture or other obligation in excess of $10,000,000, individually or in the aggregate, to which or with respect to which any of them is a party or obligor, whether as principal or surety, and such failure to comply would permit the holder of such note or obligation or other evidence of Indebtedness to accelerate the maturity thereof, which acceleration would have a material adverse effect on BPLP, BPI or, taken as a whole, the BP Group or the Borrower shall forthwith give written notice thereof to the Agent and each of the Banks, describing the notice or action and the nature of the claimed failure to comply.

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                   (b) ENVIRONMENTAL EVENTS. The Borrower will, and will cause
BPI to, promptly give notice in writing to the Agent (with copies to the Agent for each Bank) (i) upon Borrower's or BPI's obtaining knowledge of any material violation (as determined by the Borrower or BPI in the exercise of its reasonable discretion) of any Environmental Law regarding any Real Estate Asset or Borrower's or BPI's operations, (ii) upon Borrower's or BPI's obtaining knowledge of any known Release of any Hazardous Substance at, from, or into any Real Estate Asset which it reports in writing or is reportable by it in writing to any governmental authority and which is material in amount or nature or which could materially affect the value of such Real Estate Asset, (iii) upon Borrower's or BPI's receipt of any notice of material violation of any Environmental Laws or of any material Release of Hazardous Substances in violation of any Environmental Laws or any matter that may be a Disqualifying Environmental Event with respect to any of the Borrowing Base Properties, including a notice or claim of liability or potential responsibility from any third party (including without limitation any federal, state or local governmental officials) and including notice of any formal inquiry, proceeding, demand, investigation or other action with regard to (A) Borrower's or BPI's or any other Person's operation of any Real Estate Asset, (B) contamination on, from or into any Real Estate Asset, or (C) investigation or remediation of off-site locations at which Borrower or BPI or any of its predecessors are alleged to have directly or indirectly disposed of Hazardous Substances, or (iv) upon Borrower's or BPI's obtaining knowledge that any expense or loss has been incurred by such governmental authority in connection with the assessment, containment, removal or remediation of any Hazardous Substances with respect to which Borrower or BPI or any Partially-Owned Real Estate Entity may be liable or for which a lien may be imposed on any Real Estate Asset; any of which events described in clauses (i) through (iv) above would have a material adverse effect on the business, assets or financial condition of the Borrower and its Subsidiaries, taken as a whole, or constitutes a Disqualifying Environmental Event with respect to any of the Borrowing Base Properties. As of the date hereof, the Borrower has notified the Agent and the Banks of the matters referenced on SCHEDULE 8.5(B), to the extent such matters are disclosed in the Form 10-K referred to therein.

                   (c) NOTIFICATION OF CLAIMS AGAINST BORROWING BASE PROPERTIES. The Borrower will, and will cause each Subsidiary to, promptly upon becoming aware thereof, notify the Agent in writing (with copies to the Agent for each Bank) of any setoff, claims, withholdings or other defenses to which any of the Borrowing Base Properties are subject, which (i) would have a material adverse effect on (x) the business, assets or financial condition of BPLP, BPI or, taken as a whole, the BP Group, or (y) the value of any such Borrowing Base Property, or (ii) with respect to such Borrowing Base Property, constitute a Disqualifying Environmental Event, a Disqualifying Structural Event or a Lien subject to the bonding or insurance requirement of Section 9.2(viii).

                   (d) NOTICE OF LITIGATION AND JUDGMENTS. The Borrower will, and will cause BPI and their respective Subsidiaries, to give notice to the Agent in writing (with copies to the Agent for each Bank) within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings an adverse determination in which could materially affect BPLP, BPI or taken as a whole, the BP Group, or any Borrowing Base Property or to which the Borrower, BPI or any of their respective Subsidiaries is or is to become a party involving an uninsured claim against the Borrower, BPI or any of their respective Subsidiaries that could reasonably be expected to have a materially adverse effect on BPLP, BPI or, taken as a whole, the BP Group, the respective properties, business, assets, financial condition or prospects or on the value or operation of the Borrowing Base Properties and stating the nature and status of such litigation or proceedings. The Borrower will, and will cause each of BPI and their respective Subsidiaries to, give notice to the Agent and each of the Banks, in writing, in form and detail reasonably satisfactory to the Agent and each of the Banks, within ten (10) days of any judgment not covered by insurance, final or otherwise, against the Borrower, BPI or any of such Subsidiaries in an amount in excess of $5,000,000.

                   (e) ACQUISITION OF REAL ESTATE ASSETS. The Borrower shall notify the Agent (with copies to the Agent for each Bank) in its financial reports delivered pursuant to Section Section 8.4(a) and (b) of the acquisition of Real Estate Assets during the applicable quarter by the Borrower or any other member of the BP Group (other than BPI) (whether or not such acquisition was made with proceeds of the Loans), which notice shall include, at the Agent's request, with respect to each such Real Estate Asset, its address, a brief description and recent photograph, a rent roll summary, a PRO FORMA and historic (if available) income statement and a summary of the key business terms of such acquisition, PROVIDED that the failure of the Borrower to provide such notice to the Agent shall not constitute a Default or Event of Default hereunder.

                   (f) INSOLVENCY EVENTS. The Borrower shall notify the Agent in writing (with copies to the Agent for each Bank) promptly after the occurrence of any of the events described in Section 14.1(g) or (h) with respect to any member of the BP Group other than BPLP and BPI.

    Section 8.6. EXISTENCE OF BORROWER; MAINTENANCE OF PROPERTIES. The Borrower will do or cause to be done all things necessary to, and shall, preserve and keep in full force and effect its respective existence in its jurisdiction of organization and will do or cause to be done all things necessary to preserve and keep in full force all of its respective rights and franchises and those of its respective Subsidiaries each of which in the good faith judgment of BPLP may be necessary to properly and advantageously conduct the businesses conducted by it. The Borrower (a) will cause all necessary repairs, renewals, replacements, betterments and improvements to be made to all Real Estate Assets owned or controlled by it, all as in the judgment of the Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, subject to the terms of the applicable Leases and partnership agreements or other entity charter documents, and in any event, will keep all of the Real Estate Assets (for so long as such Real Estate Assets are owned by the Borrower or any of its Subsidiaries) in a condition consistent with the Real Estate Assets currently owned or

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controlled by the Borrower or its Subsidiaries, (b) will cause all of its other properties and those of its Subsidiaries (to the extent controlled by the Borrower) used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, (c) will not permit BPI to directly own or lease any Real Estate Asset (except only 100 East Pratt Street, Baltimore, Maryland so long as all of the economic benefits of such Real Estate Asset contractually flow to BPLP), and (d) will, and will cause each of its Subsidiaries to continue to engage primarily in the businesses now conducted by it and in related businesses, all of the foregoing to the extent necessary to comply with the other terms and conditions set forth in this Agreement, and in the case of clauses (a) and (b) above, except to the extent that the failure to comply with the provisions thereof constitutes a Non-Material Breach.

    Section 8.7. EXISTENCE OF BPI; MAINTENANCE OF REIT STATUS OF BPI; MAINTENANCE OF PROPERTIES;. The Borrower will cause BPI to do or cause to be done all things necessary to preserve and keep in full force and effect BPI's existence as a Delaware corporation. The Borrower will cause BPI at all times
(i) to maintain its status as a REIT and not to take any action which could lead to its disqualification as a REIT and (ii) to continue to be listed on a nationally-recognized stock exchange. Without limitation of Section 9.3(f), the Borrower will cause BPI not to engage in any business other than the business of acting as a REIT and serving as the general partner and limited partner of the Borrower, and as a member, partner or stockholder of Subsidiaries of the Borrower, including Boston Properties LLC (PROVIDED that BPI's percentage equity interest in any such Subsidiary shall not exceed 1%), and matters directly relating thereto, and shall cause BPI to (x) conduct all or substantially all of its business operations through the Borrower or through subsidiary partnerships or other entities in which the Borrower owns at least 99% of the economic interests and (y) own no real property or material personal property other than
(1) through its ownership interests in the Borrower and its Subsidiaries, including Boston Properties LLC, in compliance with the terms hereof, and (2) contracts and agreements of the nature described in Schedule 9.1(e). The Borrower will cause BPI (a) to cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order, and supplied with all necessary equipment, (b) to cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of BPI may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times and (c) to cause each of its Subsidiaries to continue to engage primarily in the businesses now conducted by it and in related businesses, in each case under clauses (a), (b) and (c) above to the extent, in the good faith judgment of BPI, necessary to properly and advantageously conduct the businesses being conducted by it.

    Section 8.8. INSURANCE. The Borrower will, and will cause BPI to, maintain with respect to its properties, and will cause each of its Subsidiaries to maintain with financially sound and reputable insurers, insurance with respect to such properties and its

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business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent, unless any failure to do so does not relate to BPLP or BPI and is a Non-Material Breach.

    Section 8.9. TAXES. The Borrower will, and will cause BPI and each of their respective Subsidiaries to, pay or cause to be paid real estate taxes, other taxes, assessments and other governmental charges against the Real Estate Assets before the same become delinquent and will duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon its sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of the Real Estate Assets, unless any failure to do so does not relate to BPLP or BPI and is a Non-Material Breach; PROVIDED that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Borrower or BPI shall have set aside on its books adequate reserves with respect thereto; and PROVIDED further that the Borrower or BPI will pay all such taxes, assessments, charges, levies or claims forthwith prior to the consummation of proceedings to foreclose any lien that may have attached as security therefor. Promptly upon request by the Agent if required for bank regulatory compliance purposes or similar bank purposes, the Borrower will provide evidence of the payment of real estate taxes, other taxes, assessments and other governmental charges against the Real Estate Assets in the form of receipted tax bills or other form reasonably acceptable to the Agent, or evidence of the existence of applicable contests as contemplated herein.

    Section 8.10. INSPECTION OF PROPERTIES AND BOOKS. (a) Subject to the rights of tenants to limit or prohibit such access, as denoted in the applicable leases, the Borrower will, and will cause BPI to, permit the Agent or any of the Banks' other designated representatives upon no less than 24 hours notice (which notice may be given orally or in writing), to visit and inspect any of the properties of the Borrower, BPI or any of their respective Subsidiaries to examine the books of account of the Borrower, BPI and their respective Subsidiaries (and to make copies thereof and extracts therefrom) and to discuss the affairs, finances and accounts of the Borrower, BPI and their respective Subsidiaries with, and to be advised as to the same by, its officers, all at such reasonable times and intervals as the Agent may reasonably request; PROVIDED that, so long as no Event of Default has occurred and is continuing, the Borrower shall only be responsible for the costs and expenses incurred by the Agent in connection with such inspections.

                   (b) The Borrower hereby agrees that each of the Banks and the Agent (and each of their respective, and their respective affiliates', employees, officers, directors, agents and advisors (collectively, "Representatives") is, and has been from the commencement of discussions with respect to the facility established by the Agreement

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(the "Facility"), permitted to disclose to any and all Persons, without limitation of any kind, the structure and tax aspects (as such terms are used in Code sections 6011 and 6111) of the Facility, and all materials of any kind (including opinions or other tax analyses) that are or have been provided to such Bank or the Agent related to such structure and tax aspects. In this regard, each of the Banks and the Agent acknowledges and agrees that its disclosure of the structure or tax aspects of the Facility is not limited in any way by an express or implied understanding or agreement, oral or written (whether or not such understanding or agreement is legally binding). Furthermore, each of the Banks and the Agent acknowledges and agrees that it does not know or have reason to know that its use or disclosure of information relating to the structure or tax aspects of the Facility is limited in any other manner (such as where the Facility is claimed to be proprietary or exclusive) for the benefit of any other Person. Notwithstanding the foregoing (i) the Banks and the Agent shall not disclose any materials or information of any kind or nature whatsoever which are not specifically permitted to be disclosed in accordance with the terms of this subparagraph (b) and (ii) in the event of any change, amendment, modification or clarification of Code sections 6011 and/or 6111 (or any other applicable Section) or any Regulations promulgated thereunder, or the issuance by any Person of any guidance on which the Banks, the Agent and the Representatives are entitled to rely or are otherwise bound by (including, by way of example only, private letter rulings), which in any way limits or restricts what may be disclosed pursuant to the terms of this paragraph, or otherwise establishes that such Code sections do not, or are not intended to, apply to loan facilities such as the Facility (or other similar transactions), the terms of this subparagraph (b) shall be deemed modified thereby. In this regard, the Banks and the Agent intend that this transaction will not be a "confidential transaction" under Code sections 6011, 6111 or 6112, and the regulations promulgated thereunder.

                   (c) Notwithstanding anything to the contrary herein (including, without limitation, the provisions of subparagraph (b) above), neither the Agent nor any Bank may disclose to any Person any information that constitutes material non-public information regarding the Borrower or its securities for purposes of Regulation FD of the Securities and Exchange Commission or any other federal or state securities laws (it being acknowledged and agreed that the provisions of this Section 8.10 with respect to such information are reasonably necessary to comply with said Regulation FD and/or such other federal and state securities laws) (such information referred to collectively herein as the "BORROWER INFORMATION"), except that each of the Agent and each of the Banks may disclose Borrower Information (i) to any other Bank, (ii) to any other person if reasonably incidental to the administration of the Loans, (iii) upon the order of any court or administrative agency, (iv) upon the request or demand of any regulatory agency or authority, (v) which has been publicly disclosed other than as a result of a disclosure by the Agent or any Bank which is not permitted by this Agreement, (vi) in connection with any litigation to which the Agent, any Bank, or any other Representative may be a party, (vii) to the extent reasonably required in connection with the exercise of any remedy hereunder, (viii) to the Agent's or such Bank's Affiliates, legal counsel and independent auditors or other Represenatives, and (ix) to any actual or proposed participant or Eligible Assignee of all or part of its rights hereunder.

                   (d) Each of the Banks and the Agent hereby agrees that the Borrower (and its, and its affiliates', employees, officers, directors, advisors and agents (collectively "Borrower Representatives") is, and has been from the commencement of discussions with respect to the Facility, permitted to disclose to any and all Persons, without limitation of any kind, the structure and tax aspects (as such terms are used in Code sections 6011 and 6111) of the Facility, and all materials of any kind (including opinions or other tax analyses) that are or have been provided to the Borrower related to such structure and tax aspects. In this regard, the Borrower acknowledges and agrees that its disclosure of the structure or tax aspects of the Facility is not limited in any way by an express or implied understanding or agreement, oral or written (whether or not such understanding or agreement is legally binding). Furthermore, each of the Borrower, each Bank and the Agent acknowledges and agrees that it does not know or have reason to know that its use or disclosure of information relating to the structure or tax aspects of the Facility is limited in any other manner (such as where the Facility is claimed to be proprietary or exclusive) for the benefit of any other Person.

                   (e) The provisions of this Section 8.10 supersede any confidentiality obligations of the Borrower, the Agent or any of the Banks relating to the Facility under any agreements between or among the Borrower and the Agent and/or the Banks, as applicable. The parties hereto agree that any such confidentiality obligations shall be deemed void AB INITIO.

    Section 8.11. COMPLIANCE WITH LAWS, CONTRACTS, LICENSES, AND PERMITS. The Borrower will, and will cause BPI to, comply with, and will cause each of their respective Subsidiaries to comply with (a) all applicable laws and regulations now or hereafter in effect wherever its business is conducted, including, without limitation, all Environmental Laws and all applicable federal and state securities laws, (b) the provisions of its partnership agreement or corporate charter and other charter documents and by-laws, as applicable, (c) all material agreements and instruments to which it is a party or by which it or any of its properties may be bound (including the Real Estate Assets and the Leases) and
(d) all applicable decrees, orders, and judgments, unless such non-compliance does not relate to BPLP or BPI and constitutes a Non-Material Breach. If at any time while any Loan or Note or Letter of Credit is outstanding or the Banks have any obligation to make Loans or issue Letters of Credit hereunder, any Permit shall become necessary or required in order that the Borrower may fulfill any of its obligations hereunder, the Borrower and BPI and their respective Subsidiaries will immediately take or cause to be taken all reasonable steps within the power of the Borrower or BPI, as applicable, to obtain such Permit and furnish the Agent with evidence thereof.

    Section 8.12. USE OF PROCEEDS. Subject at all times to the other provisions of this Agreement, the Borrower will use the proceeds of the Loans solely for working capital and general corporate purposes. It is agreed by the Banks that, from time to time, the Borrower may request proceeds of the Loans be used to refinance certain secured mortgage Indebtedness of the Borrower, in which event, a portion of the Loans equal to the amount of the advances made hereunder in connection with such refinancing may, at Borrower's election, be secured by the refinanced mortgage (a "Refinancing Mortgage"). Any such Refinancing Mortgage would be (i) required to be in form and substance reasonably satisfactory to the Agent, (ii) subject to customary terms and conditions reasonably satisfactory to the Agent,
(iii) amended and restated to provide for economic and other terms which are identical to those of the Loans (e.g., the maturity date shall be amended to be the Maturity Date hereunder and the interest rate and payment terms will be amended to be the same as those hereunder, it being further acknowledged that such modified interest rate may be based upon either a Revolving Credit Loan or a Bid Rate Loan calculation, as elected by the Borrower pursuant to the terms hereof) and (iv) subject to being released or transferred by the Agent at the request of the Borrower. In addition, in connection with each Refinancing Mortgage, the Agent would agree to provide, at the request of Borrower, subordination, non-disturbance and attornment agreements in form and substance reasonably satisfactory to Agent. No Real Estate Asset that is subject to a Refinancing Mortgage will qualify as an Unencumbered Asset hereunder.

    Section 8.13. ADDITION OF BORROWING BASE PROPERTY. Prior to the addition of any Real Estate Asset to the Borrowing Base as a Borrowing Base Property, the Borrower shall promptly deliver to the Agent (i) the Joinder Documents (including the documents, instruments, certificates and agreements required thereby). Upon satisfaction of the requirements of this Section 8.13, and subject to the compliance of any such additional Borrowing Base Property with the Borrowing Base Conditions, such Real Estate Asset shall be included as a Borrowing Base Property.

    Section 8.14. ADDITIONAL BORROWERS; SOLVENCY OF BORROWERS; REMOVAL OF BORROWERS.

                   (a) If, after the Closing Date, BPLP wishes to designate as a Borrowing Base Property a Real Estate Asset that otherwise qualifies as a Borrowing Base Property but is owned or ground-leased by a Person other than the Borrower, BPLP shall cause such Person (which Person must be a Wholly-owned Subsidiary) to become a party to this Agreement and the other applicable Loan Documents prior to such Real Estate Asset becoming a Borrowing Base Property hereunder. The liability of each Borrower which is from time to time a Borrower hereunder shall be joint and several with all other Borrowers for all Obligations for so long as such Borrower is a Borrower hereunder (PROVIDED that BPLP shall at all times be a Borrower hereunder). At any time and from time to time but only for so long as no Default or Event of Default shall then exist, BPLP may notify Agent, in writing (each, a "Release Notice"), that one (1) or more Borrowing Base Properties are to be removed from the Borrowing Base. Such Release Notice shall be accompanied by a Certificate of Compliance in the form of EXHIBIT C-4, evidencing compliance. Immediately upon receipt of such Release Notice and Certificate of Compliance, such Borrowing Base Properties (each, a "Released Property") shall be removed from the Borrowing Base and any Wholly-owned Subsidiary which is the owner of a Released Property and which is then a Borrower (other than BPLP) hereunder shall be released from its obligations hereunder (including the Obligations), PROVIDED, HOWEVER, that any such release shall only be effective as to Obligations arising after the applicable Release Notice (and the Certificate of Compliance evidencing compliance) is received by Agent. BPLP will not permit any Borrower (other than BPLP) that owns or ground leases any Borrowing Base Property to have any Subsidiaries unless such Subsidiary's business, obligations and undertakings are exclusively related to the business of such Borrower.

                   (b) Each Borrower and BPI shall remain solvent at all times, unless such failure to remain solvent does not relate to BPLP or BPI and is a Non-Material Breach.

    Section 8.15. FURTHER ASSURANCES. The Borrower will, and will cause BPI to, cooperate with, the Agent and the Banks and execute such further instruments and documents as the Banks or the Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Agreement and the other Loan Documents.

    Section 8.16. INTEREST RATE PROTECTION. In the event that the Borrower's floating rate Indebtedness at any time exceeds forty-five percent (45%) of Consolidated Total Indebtedness, the Borrower shall, upon the Agent's written request (an "Agent Notice"), maintain in effect interest rate protection arrangements (by means of hedging techniques or vehicles such as interest rate swaps, interest rate caps, interest rate corridors or interest rate collars, in each case to be capped at a rate reasonably satisfactory to the Agent and the Majority Banks and otherwise in form and substance reasonably satisfactory to the Agent) for a tenor and in an amount reasonably satisfactory to the Agent and the Majority Banks, provided that the amount of interest rate protection required shall not exceed, in any event, the amount of the Borrower's floating rate Indebtedness which is in excess of forty-five percent (45%) of Consolidated Total Indebtedness. Once obtained, the Borrower shall maintain such arrangements in full force and effect as provided therein, and shall not, without the approval of the Majority Banks, modify, terminate, or transfer such arrangements during the period in which the Borrower's floating rate Indebtedness exceeds forty-five percent (45%) of Consolidated Total Indebtedness with respect to any specific related Agent Notice. The Borrower may, at its option, enter into additional interest rate protection arrangements permitted pursuant to Section 9.3.

    Section 8.17. ENVIRONMENTAL INDEMNIFICATION. The Borrower covenants and agrees that it will indemnify and hold the Agent and each Bank, and each of their respective Affiliates, harmless from and against any and all claims, expense, damage, loss or liability incurred by the Agent or any Bank (including all reasonable costs of legal representation incurred by the Agent or any Bank, but excluding, as applicable, for the Agent or a Bank any claim, expense, damage, loss or liability as a result of the gross negligence or willful misconduct of the Agent or such Bank or any of their respective Affiliates) relating to (a) any Release or threatened Release of Hazardous Substances on any Real Estate Asset; (b) any violation of any Environmental Laws with respect to conditions at any Real Estate Asset or the operations conducted thereon; (c) the investigation or remediation of off-site locations at which the Borrower, BPI or any of their respective Subsidiaries or their predecessors are alleged to have directly or indirectly disposed of Hazardous Substances; or (d) any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances relating to Real Estate Assets (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property). It is expressly acknowledged by the Borrower that, notwithstanding the introductory paragraph of this Section 8, this covenant of indemnification shall survive the repayment of the amounts owing under the Notes and this Agreement and the termination of this Agreement and the obligations of the Banks hereunder and shall inure to the benefit of the Agent and the Banks and their respective Affiliates, their respective successors, and their respective assigns under the Loan Documents permitted under this Agreement.

    Section 8.18. RESPONSE ACTIONS. The Borrower covenants and agrees that if any Release or disposal of Hazardous Substances shall occur or shall have occurred on any Real Estate Asset owned directly or indirectly by the Borrower or BPI, in violation of applicable Environmental Laws, the Borrower will cause the prompt containment and removal of such Hazardous Substances and remediation of such wholly-owned Real Estate Asset as necessary to comply with all Environmental Laws.

    Section 8.19. ENVIRONMENTAL ASSESSMENTS. If the Agent in its good faith judgment, after discussion with the Borrower and review of any environmental reports provided by the Borrower, has reasonable grounds to believe that a Disqualifying Environmental Event has occurred with respect to any one or more of the Borrowing Base Properties, whether or not a Default or an Event of Default shall have occurred, the Agent may, from time to time, for the purpose of assessing and determining whether a Disqualifying Environmental Event has in fact occurred, cause the Borrower to obtain one or more environmental assessments or audits of such Borrowing Base Property prepared by a hydrogeologist, an independent engineer or other qualified consultant or expert approved by the Agent to evaluate or confirm (i) whether any Hazardous Substances are present in the soil or water at such Borrowing Base Property and
(ii) whether the use and operation of such Borrowing Base Property complies with all Environmental Laws. Environmental assessments may include without limitation detailed visual inspections of such Borrowing Base Property including, without limitation, any and all storage areas, storage tanks, drains, dry wells and leaching areas, and, if and to the extent reasonable, appropriate and required pursuant to applicable Environmental Laws, the taking of soil samples, surface water samples and ground water samples, as well as such other investigations or analyses as the Agent deems appropriate. All such environmental assessments shall be at the sole cost and expense of the Borrower; provided, however, the Agent may not require environmental assessments at the Borrower's expense, with respect to any Borrowing

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Base Property, more frequently than upon the occurrence of a Release on any
Borrowing Base Property.

    Section 8.20.  EMPLOYEE BENEFIT PLANS.

                   (a) NOTICE. The Borrower will, and will cause BPI to, notify the Agent (with copies to the Agent for each Bank) within a reasonable period after the establishment of any Employee Benefit Plan or Guaranteed Pension Plan by any of them or any of their respective ERISA Affiliates other than those disclosed in the SEC Filings and no Borrower will, or will permit BPI to, establish any Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan which could reasonably be expected to have a material adverse effect on BPLP, BPI or, taken as a whole, the BP Group.

                   (b) IN GENERAL. Each Employee Benefit Plan maintained by the Borrower, BPI or any of their respective ERISA Affiliates will be operated in compliance in all material respects with the provisions of ERISA and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions.

                   (c) TERMINABILITY OF WELFARE PLANS. With respect to each Employee Benefit Plan maintained by the Borrower, BPI or any of their respective ERISA Affiliates which is an employee welfare benefit plan within the meaning of
Section 3(l) or Section 3(2)(B) of ERISA, the Borrower, BPI, or any of their respective ERISA Affiliates, as the case may be, has the right to terminate each such plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) without liability other than liability to pay claims incurred prior to the date of termination.

                   (d) UNFUNDED OR UNDERFUNDED LIABILITIES. The Borrower will not, and will not permit BPI to, at any time, have accruing or accrued unfunded or underfunded liabilities with respect to any Employee Benefit Plan, Guaranteed Pension Plan or Multiemployer Plan, or permit any condition to exist under any Multiemployer Plan that would create a withdrawal liability, which such liability could, individually or in the aggregate, reasonably be expected to have a material adverse effect on BPLP, BPI or, taken as a whole, the BP Group.

    Section 8.21. NO AMENDMENTS TO CERTAIN DOCUMENTS. The Borrower will not, and will not permit BPI to, at any time cause or permit its certificate of limited partnership, agreement of limited partnership (including without limitation the Agreement of Limited Partnership of the Borrower, articles of incorporation, by-laws, operating agreement or other charter documents, as the case may be, to be modified, amended or supplemented in any respect whatever, without (in each case) the express prior written consent or approval of the Agent, if such changes would affect BPI's REIT status or otherwise materially adversely affect the rights of the Agent and the Banks hereunder or under any other Loan Document.

    Section 9. CERTAIN NEGATIVE COVENANTS OF THE BORROWER AND BPI. The Borrower for itself and on behalf of BPI covenants and agrees that, so long as any Loan, Letter of Credit or Note is outstanding or any Bank has any obligation to make any Loans or any Bank has any obligation to issue, extend or renew any Letters of Credit:

    Section 9.1. RESTRICTIONS ON LIABILITIES. The Borrower and BPI may, and may permit their respective Subsidiaries to, create, incur, assume, guarantee or be or remain liable for, contingently or otherwise, any Liabilities other than the specific Liabilities which are prohibited under this Section 9.1 (the "Prohibited Liabilities"), it being agreed that neither the Borrower nor BPI will, or will permit any Subsidiary to, create, incur, assume, guarantee or be or remain liable for, contingently or otherwise, singularly or in the aggregate for any of such Prohibited Liabilities, as follows:

                   (a) Unsecured Indebtedness (excluding the Obligations) which is incurred under a revolving credit facility with a commercial bank, trust company, or savings and loan association, PROVIDED that, in the event the Borrower acquires a Real Estate Asset with respect to which there is any such unsecured Indebtedness, the Borrower shall have a period of 90 days in which to repay such Indebtedness in full;

                   (b) Indebtedness which would result in a Default or Event of Default under Section 10,

                   (c) An aggregate amount in excess of $10,000,000 at any one time in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies (other than in respect of properties owned by Partially-Owned Real Estate Holding Entities) for which payment therefor is required to be made in accordance with the provisions of Section 8.9 and such payment is due and delinquent and which is not being contested diligently and in good faith;

                   (d) An aggregate amount in excess of $10,000,000 at any one time in respect of uninsured judgments or awards, with respect to which the applicable periods for taking appeals have expired, or with respect to which final and unappealable judgments or awards have been rendered, and such judgments or awards remain unpaid for more than thirty (30) days; and

                   (e) With respect to BPI only, any and all Liabilities other than (i) the Liabilities existing as of the Closing Date of the kind or nature described on SCHEDULE 9.1(E), (ii) Liabilities incurred by BPI in the ordinary course of business and which are of the same or similar kind or nature to those permitted under subclause (i) above, (iii) Liabilities incurred by BPI in connection with its maintenance of corporate status, preparation of SEC filings, accountants' fees and similar administrative matters, and (iv) other Liabilities incurred by BPI of the same or similar kind or nature as currently exist, so long as such Liabilities are not, individually or in the aggregate, material to BPI, BPLP or, taken as a whole, the BP Group.

    The terms and provisions of this Section 9.1 are in addition to, and not in limitation of, the covenants set forth in Section 10.

    Without limiting the foregoing, but subject to the other provisions of this Agreement (including without limitation Section 10), Indebtedness Without Recourse to any of the Credit Parties or any of their respective assets other than their respective interests in the Real Estate Assets that are subject to such Indebtedness Without Recourse is not restricted other than with respect to BPI, as set forth in subclause (e) above.

    Section 9.2. RESTRICTIONS ON LIENS, ETC. None of the Borrower, BPI and any Wholly-owned Subsidiary will: (a) create or incur or suffer to be created or incurred or to exist any lien, mortgage, pledge, attachment, security interest or other rights of third parties of any kind upon any of the Borrowing Base Properties, whether now owned or hereafter acquired (but only for so long as they remain Borrowing Base Properties), or upon the income or profits therefrom;
(b) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement in connection with the operation of the Borrowing Base Properties; (c) suffer to exist for a period of more than thirty (30) days, with respect to the Borrowing Base Properties, any taxes, assessments, governmental charges and claims for labor, materials and supplies for which payment thereof is not being contested or for which payment notwithstanding a contest is required to be made in accordance with the provisions of Section 8.9 and has not been timely made and, with respect to any individual Borrowing Base Property, is in an amount in excess of the lesser of (i) $500,000 and (ii) three percent (3%) of the fair market value of the applicable Borrowing Base Property; or (d) sell, assign, pledge or otherwise transfer for security any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse, relating to the Borrowing Base Properties (the foregoing items (a) through (d) being sometimes referred to in this Section 9.2 collectively as "Liens"), PROVIDED that the Borrower, BPI and any Wholly-owned Subsidiary may create or incur or suffer to be created or incurred or to exist (but only, with respect to BPI, as set forth in subclause (vi) below to the extent relating to the Real Estate Asset located at 100 East Pratt Street, Baltimore, Maryland):

                   (i) Liens securing taxes, assessments, governmental charges or levies or claims for labor, material and supplies, the Indebtedness with respect to which is not prohibited by Section 9.1(c) or Section 9.2(c);

                   (ii) Liens arising out of deposits or pledges made in connection with, or to secure payment of, worker's compensation, unemployment insurance, old age pensions or other social security obligations; and deposits with utility companies and other similar deposits made in the ordinary course of business;

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                   (iii)  Liens (other than affecting the Borrowing Base
Properties) in respect of judgments or awards, the Indebtedness with respect to which is not prohibited by Section 9.1(d);

                   (iv) encumbrances on properties consisting of easements, rights of way, covenants, zoning and other land-use restrictions, building restrictions, restrictions on the use of real property and defects and irregularities in the title thereto; landlord's or lessor's Liens under Leases to which the Borrower or any wholly-owned Subsidiary is a party or bound; purchase options granted at a price not less than the market value of such property; and other minor Liens or encumbrances on properties, none of which interferes materially and adversely with the use of the property affected in the ordinary conduct of the business of the Borrower, and which matters (x) do not individually or in the aggregate have a material adverse effect on the business of BPLP, BPI or, taken as a whole, the BP Group and (y) do not make title to such property unmarketable by the conveyancing standards in effect where such property is located;

                   (v)    any Leases;

                   (vi) Liens and other encumbrances or rights of others which exist on the date of this Agreement and which do not otherwise constitute a breach of this Agreement, including, without limitation, Liens created by or pursuant to the Organizational Documents of the Borrower with respect to a restriction on sale or refinancing of a Real Estate Asset that would be an acceptable Lien under the definition of "Unencumbered Asset", so long as all such Liens, individually, or in the aggregate, do not have a material adverse effect on BPLP, BPI or, taken as a whole, the BP Group; PROVIDED that nothing in this clause (vi) shall be deemed or construed to permit an Borrowing Base Property to be subject to a Lien to secure Indebtedness;

                   (vii) as to Real Estate Assets which are acquired after the date of this Agreement, Liens and other encumbrances or rights of others which exist on the date of acquisition and which do not otherwise constitute a breach of this Agreement; provided that nothing in this clause (vii) shall be deemed or construed to permit a Borrowing Base Property to be subject to a Lien to secure Indebtedness;

                   (viii) Liens affecting the Borrowing Base Properties in respect of judgments or awards that are under appeal or have been in force for less than the applicable period for taking an appeal, so long as execution is not levied thereunder or in respect of which, at the time, a good faith appeal or proceeding for review is being diligently prosecuted, and in respect of which a stay of execution shall have been obtained pending such appeal or review; PROVIDED that the Borrower shall have obtained a bond or insurance or made other arrangements with respect thereto, in each case reasonably satisfactory to the Agent;

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                   (ix)   Liens securing Indebtedness for the purchase price of
capital assets (other than Real Estate Assets but including Indebtedness in respect of Capitalized Leases for equipment and other equipment leases) to the extent not otherwise prohibited by Section 9.1; and

                   (x) other Liens (other than affecting the Borrowing Base Properties) in connection with any Indebtedness permitted under Section 9.1.

                   Nothing contained in this Section 9.2 shall restrict or limit the Borrower or any of their respective Wholly-owned Subsidiaries from creating a Lien in connection with any Real Estate Asset which is not a Borrowing Base Property and otherwise in compliance with the other terms of this Agreement.

                   BPI shall not create or incur or suffer to be created or incurred any Lien on any of its directly-owned properties or assets, including, in any event, its general partner interests and limited partner interests in the Borrower.

    Section 9.3. RESTRICTIONS ON INVESTMENTS. None of the Borrower, BPI, or any of their respective Subsidiaries will make or permit to exist or to remain outstanding any Investment except, with respect to the Borrower and its Subsidiaries only, Investments in:

                   (a) marketable direct or guaranteed obligations of the United States of America that mature within two (2) years from the date of purchase (including investments in securities guaranteed by the United States of America such as securities in so-called "overseas private investment corporations");

                   (b) demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks having total assets in excess of $1,000,000,000;

                   (c) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's, and not less than "A 1" if rated by S&P;

                   (d) Investments existing on the Closing Date and listed in the SEC Filings or in the financial statements referred to in Section 7.4;

                   (e) other Investments hereafter in connection with the acquisition and development of Permitted Properties by the Borrower or any Wholly-owned Subsidiary of the Borrower, PROVIDED that the aggregate amounts actually invested by Borrower (or if not invested directly by Borrower, actually invested by an Affiliate of the Borrower for which the Borrower has any funding obligation) and such Wholly-owned Subsidiary at any time as Development Costs in Real Estate Assets Under Development (and without regard to any obligations of the Borrower or such Subsidiary to provide funds which have

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not yet been invested) will not exceed twenty-five percent (25%) of the Fair
Market Value of Real Estate Assets at the time of any such Investment;

                   (f) subject at all times to the restrictions of Section 9.7 hereof and subject to what is permitted in clause (e) above, so long as no Event of Default has occurred and is continuing or would occur after giving effect thereto, Investments (i) in Real Estate Assets, (ii) in interests in Partially-Owned Real Estate Holding Entities, (iii) in the stock of or other beneficial interests in Persons whose primary operations consist of the ownership, development, operation or management of Real Estate Assets or the ownership of Mortgages, or (iv) consisting of the acquisition of (A) contracts for the management of real estate assets for third parties unrelated to the Borrower, or (B) Mortgages, PROVIDED that the aggregate fair market value of Borrower's and any such Subsidiary's interest in such other businesses (excluding management and development businesses except to the extent of amounts actually invested by the Borrower or any such Subsidiary therein) does not exceed twenty-five percent (25%) of the Consolidated Total Adjusted Asset Value at the time of any such Investment;

                   (g) any Investments now or hereafter made in any Wholly-owned Subsidiary;

                   (h) Investments in respect of (1) equipment, inventory and other tangible personal property acquired in the ordinary course of business,
(2) current trade and customer accounts receivable for services rendered in the ordinary course of business and payable in accordance with customary trade terms, (3) advances in the ordinary course of business to employees for travel expenses, drawing accounts and similar expenditures, (4) prepaid expenses made in the ordinary course of business;

                   (i) shares of so-called "money market funds" registered with the SEC under the Investment Company Act of 1940 which maintain a level per-share value, invest principally in marketable direct or guaranteed obligations of the United States of America and agencies and instrumentalities thereof, and have total assets in excess of $50,000,000;

                   (j) Investments made by the Borrower in businesses which are not in the business of commercial real estate so long as such businesses have real estate related purposes or such Investment is in connection with a real estate related transaction, PROVIDED that the aggregate amounts actually invested by the Borrower in such businesses shall not exceed two percent (2%) of the Consolidated Total Adjusted Asset Value at the time of each such Investment. Without limitation of the provisions of the foregoing sentence, the Banks retroactively increase the amount of the waiver of the restrictions on Investments set forth in Section 9.3 which is contained in the August 23, 1999 waiver letter in favor of the Borrower by $1,500,000; and

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                   (k) Investments made by the Borrower in Real Estate Assets constituting multi-family, retail and parking properties, PROVIDED that the aggregate amounts actually invested by the Borrower in such businesses which are not ancillary or related to Permitted Properties, shall not exceed five percent (5%) of the Consolidated Total Adjusted Asset Value at the time of each such Investment.

    Notwithstanding the foregoing, BPI shall be permitted to make and maintain
(i) Investments in the Borrower, (ii) Investments in the Borrower's Subsidiaries (including, without limitation, in Boston Properties LLC), PROVIDED that BPI's percentage equity interest in any such Subsidiary shall not exceed 1%, (iii) Investments which exist as of the date of this Agreement and are set forth on
SCHEDULE 9.3, and (iv) other Investments which would be permitted by the terms of this Agreement, including Section 8.7 above. The Borrower shall cause BPI to contribute to the Borrower, promptly upon, and in any event within 3 Business Days of, BPI's receipt thereof, 100% of the aggregate proceeds received by BPI in connection with any offering of stock or debt in BPI (net of fees and expenses customarily incurred in such offerings).

    Section 9.4.   MERGER, CONSOLIDATION AND DISPOSITION OF ASSETS; ASSETS OF
BPI.

    None of the Borrower, BPI or any of their respective Subsidiaries will:

                   (a) become a party to any merger or consolidation without prior written approval of the Majority Banks, except that so long as no Default or Event of Default has occurred and is continuing, or would occur after giving effect thereto, the merger or consolidation of one or more Persons with and into the Borrower or BPI shall be permitted in connection with the acquisition of Real Estate Assets if the Borrower or BPI, as the case may be, is the surviving entity; PROVIDED that (i) if any such merger or consolidation involves BPI, the assets acquired (including any equity interests) are, promptly after the consummation of the acquisition, contributed to the Borrower or one of its Subsidiaries and all liabilities assumed by BPI in connection with the acquisition are assumed by the Borrower or such Subsidiary, and (ii) prior to any such merger or consolidation (other than (x) the merger or consolidation of one or more Wholly-owned Subsidiaries with and into the Borrower or (y) the merger or consolidation of two or more Wholly owned Subsidiaries of the Borrower), the Borrower shall provide to the Agent (with copies to the Agent for each Bank) a statement in the form of EXHIBIT C-4 hereto signed by the chief financial officer or treasurer of the Borrower and setting forth in reasonable detail computations evidencing compliance with the covenants contained in Section Section 10.1 through 10.7 and certifying, to the best knowledge of the signatory, that no Default or Event of Default has occurred and is continuing, or would occur and be continuing after giving effect to such merger or consolidation and all liabilities, fixed or contingent, pursuant thereto; or

                   (b) without limitation of the other provisions of this Agreement, and in particular, subject to the provisions of Section 14 relating to the removal of a

                                      -83-
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Real Estate Asset from the Borrowing Base in connection with the curing of any
Default, Event of Default or Non-Material Breach, sell, transfer or otherwise dispose of any Real Estate Assets or grant a Lien to secure Indebtedness otherwise permitted hereunder unless no Default or Event of Default would exist or occur and be continuing after giving effect to any such transaction.

    Section 9.5. COMPLIANCE WITH ENVIRONMENTAL LAWS. None of the Borrower, BPI or any Subsidiary will do any of the following: (a) use any of the Real Estate Assets or any portion thereof as a facility for the handling, processing, storage or disposal of Hazardous Substances except for quantities of Hazardous Substances used in the ordinary course of business and in compliance with all applicable Environmental Laws, (b) cause or permit to be located on any of the Real Estate Assets any underground tank or other underground storage receptacle for Hazardous Substances except in compliance with Environmental Laws, (c) generate any Hazardous Substances on any of the Real Estate Assets except in compliance with Environmental Laws, or (d) conduct any activity at any Real Estate Asset or use any Real Estate Asset in any manner so as to cause a Release in violation of applicable Environmental Laws; unless, with respect to clause
(d) above, any such occurrence would constitute a Non-Material Breach hereunder.

    Section 9.6.   DISTRIBUTIONS.

                   (a) The Borrower will not make (i) annual Distributions in excess of 90% of "funds from operations"; (ii) Distributions in excess of 100% of "funds from operations" for more than three consecutive fiscal quarters; or
(iii) any Distributions during any period after any monetary Event of Default has occurred; PROVIDED, HOWEVER, (a) that the Borrower may at all times (including while a monetary Event of Default is continuing) make Distributions to the extent (after taking into account all available funds of BPI from all other sources) required in order to enable BPI to continue to qualify as a REIT and (b) in the event that the Borrower cures any such monetary default in clause
(iii) above and the Agent has accepted such cure prior to accelerating the Loan, the limitation of clause (iii) above shall cease to apply with respect to such monetary default. The Agent and the Banks acknowledge that, because extraordinary gains are not included in "funds from operations", the restrictions on Distributions do not restrict Distributions of extraordinary gains, and such Distributions of extraordinary gains shall not be included in the calculation of the percentages set forth above.

                   (b) BPI will not, during any period when any monetary Event of Default has occurred and is continuing, make any Distributions in excess of the Distributions required to be made by BPI in order to maintain its status as a REIT.

    Section 9.7. HOTEL PROPERTIES. At any time of determination, the hotel properties shall not constitute more than 25% of the Consolidated Total Adjusted Asset Value or more than 25% of the number of Real Estate Assets. The Agent acknowledges that, on the Closing Date, there are one hundred forty two (142) Real Estate Assets.

                                      -84-
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    Section 10.    FINANCIAL COVENANTS; COVENANTS REGARDING BORROWING BASE
PROPERTIES. The Borrower covenants and agrees that, so long as any Loan, Letter of Credit or Note is outstanding or any Bank has any obligation to make any Loan or any Bank has any obligation to issue, extend or renew any Letters of Credit:

    Section 10.1. CONSOLIDATED TOTAL INDEBTEDNESS. As at the end of any fiscal quarter, Consolidated Total Indebtedness on the last day of such quarter shall not exceed 60% of Consolidated Total Adjusted Asset Value on the last day of such quarter, PROVIDED that (i) for a single period of not more than five consecutive fiscal quarters of the Borrower, Consolidated Total Indebtedness on the last day of a fiscal quarter may exceed 60% of Consolidated Total Adjusted Asset Value on the last day of such quarter (but in no event may it exceed 65% of Consolidated Total Adjusted Asset Value), and (ii) in no event may such five consecutive fiscal quarters include the fiscal quarter in which the Maturity Date occurs or the fiscal quarter immediately preceding the fiscal quarter in which the Maturity Date occurs. Such single five consecutive fiscal quarter period shall commence with the first fiscal quarter for which the financial statements pertaining to such quarter evidence Consolidated Total Indebtedness in excess of 60% of Consolidated Total Adjusted Asset Value on the last day of such quarter, and shall not be available to the Borrower again, whether or not the Borrower utilized all five consecutive fiscal quarters.

    Section 10.2. SECURED CONSOLIDATED TOTAL INDEBTEDNESS. As at the end of any fiscal quarter, Secured Consolidated Total Indebtedness shall not exceed 55% of Consolidated Total Adjusted Asset Value on the last day of such quarter.

    Section 10.3.  DEBT SERVICE COVERAGE. As at the end of any fiscal quarter,

                   (A)  the ratio of (i) Consolidated EBITDA for such quarter to
                        (ii) Consolidated Fixed Charges for such quarter (inclusive of any Consolidated Fixed Charges attributable to dividends and distributions (excluding distributions on account of extraordinary gains) paid or required to be paid in such quarter on the Preferred Creditor Equity) shall not be less than 1.50 to 1.0; and

                   (B)  the ratio of (i) Consolidated EBITDA for such quarter to
                        (ii) Consolidated Fixed Charges for such quarter (inclusive of any Consolidated Fixed Charges attributable to dividends and distributions (excluding distributions on account of extraordinary gains) paid or required to be paid in such quarter on the Preferred Equity) shall not be less than 1.30 to 1.0.

    Section 10.4.  [Reserved.]

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    Section 10.5.  NET WORTH. As at the end of any fiscal quarter or any other date of measurement, the Consolidated Net Worth of the Borrower and its Subsidiaries shall not be less than the sum of (i) $2,000,000,000 plus (ii) 75% of the aggregate proceeds received by BPI (net of fees and expenses customarily incurred in transactions of such type) in connection with any offering of stock in BPI, PLUS (iii) 75% of the aggregate value of operating units issued by the Borrower in connection with asset or stock acquisitions (valued at the time of issuance by reference to the terms of the agreement pursuant to which such units are issued), in each case after the Closing Date and on or prior to the date such determination of Consolidated Net Worth is made.

    Section 10.6.  BORROWING BASE PROPERTIES.

                   (a) As at the end of any fiscal quarter or any other date of measurement, the Borrower shall not permit Unsecured Consolidated Total Indebtedness (exclusive of Accounts Payable, but including amounts outstanding under any Loans and the aggregate undrawn face amount of all outstanding Letters of Credit after giving effect to Loan Requests) to equal or exceed 60% of the aggregate Borrowing Base Value, PROVIDED that in the event that Consolidated Total Indebtedness exceeds 60% of Consolidated Total Adjusted Asset Value at any time, the Borrower shall not permit the Unsecured Consolidated Total Indebtedness (exclusive of Accounts Payable, but including the outstanding principal amount of all Loans and the aggregate undrawn face amount of all outstanding Letters of Credit after giving effect to Loan Requests) to equal or exceed 55% of the aggregate Borrowing Base Value.

                   (b) No more than 20% of the Borrowing Base Value shall be derived from any single Borrowing Base Property, PROVIDED that from the Closing Date through June 30, 2004, 399 Park Avenue (to the extent that it otherwise qualifies as a Borrowing Base Property) may constitute up to 48% of the Borrowing Base Value. On July 1, 2004, or if earlier, on the date that 399 Park Avenue constitutes less than 35% of the Borrowing Base Value, then two (2) Borrowing Base Properties may constitute up to 55% of the Borrowing Base Value and such two (2) Borrowing Base Properties (and no others) may exceed the 20% individual Borrowing Base Property limit referred to above. To evidence compliance with the foregoing, the Borrower shall submit to the Agent a compliance certificate in the form of EXHIBIT C-5.

                   (c) For purposes of determining the Borrowing Base Value, the Net Operating Income of any Borrowing Base Property acquired during such prior fiscal quarter shall be adjusted on a pro-forma basis by projecting the Net Operating Income generated by each such acquired Borrowing Base Property for the portion of the quarter during which it was owned or ground-leased by the Borrower over the entire quarter.

                   (d) Notwithstanding the Borrowing Base Conditions, in the event that the Borrower desires to include any Unencumbered Asset in the Borrowing Base that does not meet one or more of the Borrowing Base Conditions, any such Unencumbered

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Asset shall only be permitted to be included in the Borrowing Base in the event that (i) the Borrower has submitted to the Agent a compliance certificate in the form of EXHIBIT C-5, modified to reflect the non-conformity of the proposed Borrowing Base Property, and (ii) the Majority Banks have provided the Borrower with written approval, in their sole discretion, for such non-conforming Unencumbered Asset to be included in the Borrowing Base. Upon any such written approval by the Majority Banks, such Unencumbered Asset shall be considered a Borrowing Base Property for all purposes hereunder, PROVIDED that on the date of inclusion of any such Unencumbered Asset in the Borrowing Base (and thereafter in accordance with the terms of this Agreement), such Unencumbered Asset is otherwise in compliance with the Borrowing Base Conditions other than with respect to the non-conformity as certified by the Borrower and approved by the Majority Banks in the compliance certificate submitted by the Borrower under clause (i) of the preceding sentence, and PROVIDED, FURTHER that there is otherwise no Default or Event of Default existing upon the date of, or arising as a result of, the inclusion of such Unencumbered Asset in the Borrowing Base.

    (e) The Borrowing Base must at all times be comprised of at least fifteen (15) Real Estate Assets.

    Section 10.7. BORROWING BASE DEBT SERVICE COVERAGE RATIO. As of the end of any fiscal quarter or any other date of measurement, the Borrowing Base Debt Service Coverage Ratio shall not be less than 1.40 to 1.0.

    Section 11.    [Reserved.]

    Section 12. CONDITIONS TO THE FIRST ADVANCE. The obligations of any Bank to make the initial Revolving Credit Loans and of the Fronting Bank to issue any initial Letters of Credit (and to maintain the existing outstanding Loans and Letters of Credit) shall be subject to the satisfaction of the following conditions precedent on or prior to the Closing Date:

    Section 12.1. LOAN DOCUMENTS. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto and shall be in full force and effect.

    Section 12.2. CERTIFIED COPIES OF ORGANIZATION DOCUMENTS. The Agent shall have received (i) from the Borrower a copy, certified as of a recent date by a duly authorized officer of BPI, in its capacity as general partner of the Borrower, to be true and complete, of the Agreement of Limited Partnership of BPLP and any other Organizational Document or other agreement governing the rights of the partners or other equity owners of the Borrower, and (ii) from BPI a copy, certified as of a recent date by the appropriate officer of the State of Delaware to be true and correct, of the corporate charter of BPI, in each case along with any other organization documents of the Borrower or BPI and their respective general partners, as the case may be, and each as in effect on the date of such certification.

    Section 12.3. BY-LAWS; RESOLUTIONS. All action on the part of the Borrower and BPI necessary for the valid execution, delivery and performance by the Borrower and BPI of this Agreement and the other Loan Documents to which any of them is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Banks shall have been provided to the Agent. The Agent shall have received from BPI true copies of its by-laws and the resolutions adopted by its board of directors authorizing the transactions described herein and evidencing the due authorization, execution and delivery of the Loan Documents to which BPI and/or the Borrower is a party, each certified by the secretary as of a recent date to be true and complete.

    Section 12.4. INCUMBENCY CERTIFICATE: AUTHORIZED SIGNERS. The Agent shall have received from BPI an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of BPI and giving the name of each individual who shall be authorized: (a) to sign, in the name and on behalf of the Borrower and BPI, as the case may be, each of the Loan Documents to which the Borrower or BPI is or is to become a party; (b) to make Loan and Conversion Requests on behalf of the Borrower and (c) to give notices and to take other action on behalf of the Borrower or BPI as applicable, under the Loan Documents.

    Section 12.5. TITLE POLICIES. The Agent (on behalf of the Banks) shall have received copies of the owner's title policies, if any, for all Borrowing Base Properties for which the Agent has requested copies, and shall have been permitted to review such other title policies at BPLP as it has requested prior to the Closing Date.

    Section 12.6. CERTIFICATES OF INSURANCE. The Agent shall have received, to the extent available (and if not available on the Closing Date, within thirty
(30) days after the Closing Date) (a) current certificates of insurance as to all of the insurance maintained by Borrower on the Borrowing Base Properties (including flood insurance if necessary) from the insurer or an independent insurance broker, identifying insurers, types of insurance, insurance limits, and policy terms; and (b) such further information and certificates from Borrower, its insurers and insurance brokers as the Agent may reasonably request.

    Section 12.7. HAZARDOUS SUBSTANCE ASSESSMENTS. To the extent requested by the Agent, the Agent shall have received hazardous waste site assessment reports running in favor of the Agent and the Banks concerning Hazardous Substances (or the threat thereof) and asbestos with respect to the Borrowing Base Properties, dated no earlier than July 31, 1996, from environmental engineers reasonably acceptable to the Agent, such reports to be in form and substance satisfactory to the Agent and each of the Banks.

    Section 12.8. OPINION OF COUNSEL CONCERNING ORGANIZATION AND LOAN DOCUMENTS. Each of the Banks and the Agent shall have received favorable opinions addressed to the Banks and the Agent in form and substance reasonably satisfactory to the Banks and the Agent from Goodwin Procter LLP and state specific local counsel who are reasonably satisfactory to Agent, each as counsel to the Borrower, BPI and their respective Subsidiaries, with respect to applicable law, including, without limitation, Massachusetts law and certain matters of Delaware law.

    Section 12.9.  [Reserved.]

    Section 12.10. STRUCTURAL CONDITION ASSURANCES. To the extent requested by the Agent, the Agent and each of the Banks shall have received evidence satisfactory to the Agent and each of the Banks as to the good physical condition of the Buildings and that utilities and public water and sewer service is available at the lot lines of the Borrowing Base Properties and connected directly to the Buildings on the Borrowing Base Properties with all necessary Permits.

    Section 12.11. FINANCIAL ANALYSIS OF BORROWING BASE PROPERTIES. Each of the Banks shall have completed, to its satisfaction, a financial analysis of each Borrowing Base Property, which analysis shall include, without limitation, a review, with respect to each Borrowing Base Property, of (i) the most recent rent rolls, (ii) three (3) year historical and projected operating statements,
(iii) cash flow projections, (iv) market data, (v) selected Leases, and (vi) tenant financial statements, to the extent available. The costs and expenses incurred by each Bank (other than the Agent) in conducting such analysis shall be borne by such Bank; PROVIDED that the Borrower will furnish such materials to the Banks at the Borrower's expense. The Borrower agrees that at the request of any Bank it will furnish the materials described in this Section 12.11 to such Bank after the Closing Date.

    Section 12.12. INSPECTION OF BORROWING BASE PROPERTIES. At the Agent's election, the Agent shall have completed to its satisfaction, and at the Borrower's expense, an inspection of the Borrowing Base Properties which the Agent has not inspected in the one (1) year period prior to the Closing Date.

    Section 12.13. CERTIFICATIONS FROM GOVERNMENT OFFICIALS. The Agent shall have received long-form certifications from government officials evidencing the legal existence, good standing and foreign qualification of the Borrower and BPI, along with a certified copy of the certificate of limited partnership of the Borrower, all as of the most recent practicable date.

    Section 12.14. [Reserved.]

    Section 12.15. PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in form and substance to each of the Banks and to the Agent's counsel, and the Agent, each of the Banks and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request.

    Section 12.16. FEES. The Borrower shall have paid to the Agent, for the accounts of the Banks or for its own account, as applicable, all of the fees and expenses that are due and payable as of the Closing Date in accordance with this Agreement and with any fee letter of even date herewith between the Borrower and the Agent.

    Section 12.17. CLOSING CERTIFICATE; COMPLIANCE CERTIFICATE. The Borrower shall have delivered a Closing Certificate to the Agent, the form of which is attached hereto as EXHIBIT E. The Borrower shall have delivered a compliance certificate in the form of EXHIBIT C-7 hereto evidencing compliance with the covenants set forth in Section 10 on a PRO FORMA basis.

    Section 12.18. PARTNERSHIP DOCUMENTS. The Agent shall have received from the Borrower true copies of all Partnership Documents.

    Section 12.19. RELEASE DOCUMENTS. The Agent shall have delivered to the Borrower appropriate release documentation necessary to release all, if any, security interests granted by the Borrower in the Borrowing Base Properties, including, without limitation, appropriate releases of mortgages and deeds of trust and UCC termination statements.

    Section 13. CONDITIONS TO ALL BORROWINGS. The obligations of any Bank to make any Loan and of any Bank to issue, extend or renew any Letter of Credit, in each case, whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

    Section 13.1. REPRESENTATIONS TRUE; NO EVENT OF DEFAULT; COMPLIANCE CERTIFICATE. Each of the representations and warranties made by or on behalf of the Borrower, BPI or any of their respective Subsidiaries contained in this Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of each Loan or the issuance, extension or renewal of each Letter of Credit, with the same effect as if made at and as of that time (except (i) to the extent of changes resulting from transactions contemplated or not prohibited by this Agreement or the other Loan Documents (including, without limitation, the fact that a Real Estate Asset may cease to be a Borrowing Base Property pursuant to the terms of this Agreement) and changes occurring in the ordinary course of business, (ii) to the extent that such representations and warranties relate expressly to an earlier date and (iii) to the extent otherwise represented by the Borrower with respect to the representation set forth in
Section 7.10); and no Default or Event of Default under this Agreement shall have occurred and be continuing on the date of any Loan Request or on the Drawdown Date of any Loan. Each of the Banks shall have received a certificate of the Borrower signed by an authorized officer of the Borrower as provided in
Section 2.4(iv)(c).

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    Section 13.2.  NO LEGAL IMPEDIMENT. No change shall have occurred any law or regulations thereunder or interpretations thereof that in the reasonable opinion, as determined in good faith, of the Agent or any Bank would make it illegal for any Bank to make such Loan or to participate in the issuance, extension or renewal of such Letter of Credit or, in the reasonable opinion, as determined in good faith, of the Agent, would make it illegal to issue, extend or renew such Loan or Letter of Credit.

    Section 13.3. GOVERNMENTAL REGULATION. Each Bank shall have received such statements in substance and form reasonably satisfactory to such Bank as such Bank shall reasonably require in good faith for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

    Section 14.    EVENTS OF DEFAULT; ACCELERATION; ETC..

    Section 14.1. EVENTS OF DEFAULT AND ACCELERATION. If any of the following events ("Events of Default") shall occur:

                   (a) the Borrower shall fail to pay any principal of the Loans when the same shall become due and payable;

                   (b) the Borrower shall fail to pay any interest on the Loans or any other sums due hereunder or under any of the other Loan Documents (including, without limitation, amounts due under Section 8.17) when the same shall become due and payable, and such failure continues for three (3) days (PROVIDED that in the case of such sums due other than for interest, the Borrower shall have received from the Agent notice of the nature and amount of such other amounts and that payment therefor is due);

                   (c) the Borrower, BPI or any of their respective Subsidiaries shall fail to comply, or to cause BPI to comply, as the case may be, with any of the respective covenants contained in the following:

                            (i)    Section 8.1 (except with respect to
                       principal, interest and other sums covered by clauses (a) or (b) above);

                            (ii) Section 8.5 (clauses (a) through (d)), unless such failure is cured within fifteen (15) Business Days;

                            (iii) Section 8.6 (as to the legal existence of Borrower), unless such breach relates to a Borrower other than BPLP and is a Non-Material Breach and Section 8.6 (as it relates to BPI);

                            (iv) Section 8.7 (as to the legal existence and REIT status of BPI or as it otherwise relates to BPI);

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                            (v)    Section 8.10, unless such failure is cured
                       within three (3) Business Days;

                            (vi)   Section 8.12;

                            (vii)  Section 8.13;

                            (viii) Section 8.14, unless, with respect solely to
                       the last sentence of clause (a) of Section 8.14, such failure is cured within thirty (30) days;

                            (ix)   Section 8.16;

                            (x)    Section 9.1;

                            (xi) Section 9.2 (pertaining to liens, mortgages, pledges, attachments or other security interests with respect to Borrowing Base Properties) unless (1) with respect solely to such liens or attachments which are not affirmatively created or incurred, such failure is cured within thirty (30) days (with no double-counting of any cure period set forth in Section 9.2) or (2) such failure is a breach which is a Non-Material Breach or Section 9.2 (pertaining to BPI);

                            (xii)  Section 9.3;

                            (xiii) Section 9.4;

                            (xiv)  Section 9.6;

                            (xv)   Section 9.7; and

                            (xvi)  Section 10;

                   (d) the Borrower, BPI or any of their respective Subsidiaries shall fail to perform, or to cause BPI to perform, any other term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this Section 14) and such failure continues for thirty (30) days after written notice of such failure from the Agent (such notice not, however, being required for any failure with respect to which the Borrower is otherwise obligated hereunder to notify the Agent or the Banks), PROVIDED, HOWEVER, that if the Borrower is diligently and in good faith prosecuting a cure of any such failure or breach that is capable of being cured (all as determined by the Agent in its reasonable and good faith judgment), the Borrower shall be permitted an additional thirty (30) days (but in no event more than an aggregate of sixty
(60) days after any such initial written notice from the Agent) to effect such cure;

                   (e) any representation or warranty made by or on behalf of the Borrower, BPI or any of their respective Subsidiaries in this Agreement or any of the other Loan Documents shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated and the same is not otherwise specified herein to be a Non-Material Breach;

                   (f) the Borrower or any of its Subsidiaries or, to the extent of Recourse to the Borrower or such Subsidiaries thereunder, any of their respective Affiliates, shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or in respect of any Capitalized Leases (other than non-recourse obligations or credit), which is in excess of $50,000,000, either individually or in the aggregate, or fail to observe or perform any material term, covenant, condition or agreement contained in any agreement, document or instrument by which it is bound evidencing, securing or otherwise relating to such Recourse obligations, evidencing or securing borrowed money or credit received or in respect of any Capitalized Leases for such period of time (after the giving of appropriate notice if required) as would permit the holder or holders thereof or of any obligations issued thereunder in excess of $50,000,000, either individually or in the aggregate, to accelerate the maturity thereof; PROVIDED, HOWEVER that notwithstanding the foregoing, (i) no Event of Default shall occur pursuant to this subparagraph (f) unless and until the holder or holders of such Recourse Indebtedness have declared an event of default beyond any applicable notice and grace periods, if any, on in excess of $50,000,000 of such Recourse Indebtedness either individually or in the aggregate, and (ii) with respect solely to any such Recourse Indebtedness of a Subsidiary or Affiliate of the Borrower (not including any such Indebtedness which is Recourse to the Borrower), no Event of Default shall occur pursuant to this subparagraph (f) if, upon the occurrence of such event, the Borrower, promptly after obtaining knowledge of the same, notifies the Agent in writing (with copies to the Agent for each Bank) of such event and includes with such notice a Compliance Certificate in the form of Exhibit C-6 evidencing to the satisfaction of the Agent that, as of the date thereof, the Borrower is in compliance with all of the covenants set forth in
Section 10 after excluding such Subsidiary or Affiliate, and any Real Estate Asset owned by such Subsidiary or Affiliate, from the calculation of such covenants;

                   (g) any of BPLP, BPI or any of their respective Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of any of BPLP, BPI or any of their respective Subsidiaries or of any substantial part of the properties or assets of any of such parties or shall commence any case or other proceeding relating to any of the BPLP, BPI or any of their respective Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against any of BPLP, BPI or any of their respective Subsidiaries and (i) any of BPLP, BPI or any of their respective Subsidiaries shall indicate its approval thereof, consent thereto or acquiescence therein or
(ii) any such petition, application, case or other proceeding shall continue undismissed, or unstayed and in effect, for a period of ninety (90) days, except, with respect solely to such parties other than BPLP and BPI, any of the foregoing constitutes a Non-Material Breach;

                   (h) a decree or order is entered appointing any trustee, custodian, liquidator or receiver or adjudicating any of BPLP, BPI or any of their respective Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of any of BPLP, BPI or any of their respective Subsidiaries in an involuntary case under federal bankruptcy laws as now or hereafter constituted, except, with respect solely to such parties other than BPLP and BPI, any of the foregoing constitutes a Non-Material Breach;

                   (i) there shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty (30) days, whether or not consecutive, any uninsured final judgment against any of BPLP, BPI or any of their respective Subsidiaries that, with other outstanding uninsured final judgments, undischarged, unsatisfied and unstayed, against any of such parties exceeds in the aggregate $10,000,000, except, with respect solely to such parties other than BPLP and BPI, any of the foregoing constitutes a Non-Material Breach;

                   (j) any of the Loan Documents or any material provision of any Loan Document shall be canceled, terminated, revoked or rescinded otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Agent, or any action at law, suit or in equity or other legal proceeding to make unenforceable, cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the Borrower or any of its Subsidiaries or BPI or any of its Subsidiaries, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable as to any material terms thereof;

                   (k) any "Event of Default" or default (after notice and expiration of any period of grace, to the extent provided, as defined or provided in any of the other Loan Documents, shall occur and be continuing;

                   (l) with respect to any Guaranteed Pension Plan, an ERISA Reportable Event shall have occurred and the Majority Banks shall have determined in their reasonable discretion that such event reasonably could be expected to result in liability of the Borrower or any of its Subsidiaries or BPI or any of its Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $10,000,000 and such event in the circumstances occurring reasonably could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan; or a trustee shall have been appointed by the United States District Court to administer such Plan; or the PBGC shall have instituted proceedings to terminate such Guaranteed Pension Plan;

                   (m) subject to the Borrower's right to remove Real Estate Assets from the Borrowing Base in accordance with the provisions set forth below in this Section 14, the failure of any of the Real Estate Assets being included from time to time as Borrowing Base Properties to comply with any of the conditions set forth in the definition of Borrowing Base Properties; or

                   (n) without limitation of the other provisions of this
Section 14.1, BPI shall at any time fail to be the sole general partner of BPLP or shall at any time be in contravention of any of the requirements contained in
Section 9.1(e) hereof, the last paragraph of Section 9.2 hereof, or Section 9.3 (including, without limitation, the last paragraph of Section 9.3);

                   then, and in any such event, so long as the same may be continuing, the Agent may, and upon the request of the Majority Banks shall, by notice in writing to the Borrower, declare all amounts owing with respect to this Agreement, the Notes and the other Loan Documents and all Reimbursement Obligations to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower, BPI and each of their respective Subsidiaries; PROVIDED that in the event of any Event of Default specified in Section 14.1(g) or 14.1(h), all such amounts shall become immediately due and payable automatically and without any requirement of notice from any of the Banks or the Agent or action by the Banks or the Agent.

                   For purposes of this Section 14, the term "Non-Material Breach" shall refer to a breach of any representation, warranty or covenant contained in this Agreement to which the term "Non-Material Breach" is expressly applied herein, but only to the extent such breach does not (A) materially adversely affect the business, properties or financial condition of BPLP, BPI or, taken as a whole, the BP Group or (B) adversely affect the ability of BPLP, BPI or, taken as a whole, the BP Group, to fulfill the Obligations to the Banks and the Agent (including, without limitation, to repay all amounts outstanding on the Loans, together with interest and charges thereon when due).

                   Notwithstanding the foregoing provisions of this Section 14.1 and in addition to the provisions set forth in the immediately preceding paragraph, in the event of a Default, Event of Default or Non-Material Breach arising as a result of the inclusion of any Real Estate Asset in the Borrowing Base at any particular time of reference, if such Default,

Event of Default or Non-Material Breach is capable of being cured by the exclusion of such Real Estate Asset from the Borrowing Base and from all other covenant calculations under Section 10 or otherwise, the Borrower shall be permitted a period not to exceed ten (10) days to submit to the Agent (with copies to the Agent for each Bank) a compliance certificate in the form of EXHIBIT C-4 hereto evidencing compliance with Section 2.1 and with all of the covenants set forth in Section 10 (with calculations evidencing such compliance after excluding from Borrowing Base Net Operating Income all of the Net Operating Income generated by the Real Estate Asset to be excluded from the Borrowing Base) and with the Borrowing Base Conditions, and otherwise certifying that, after giving effect to the exclusion of such Real Estate Asset from the Borrowing Base, no Default, Event of Default or Non-Material Breach will be continuing.

    Section 14.2. TERMINATION OF COMMITMENTS. If any one or more Events of Default specified in Section 14.1(g) or Section 14.1(h) shall occur, any unused portion of the Commitments or other commitments to extend credit hereunder shall forthwith terminate and the Banks shall be relieved of all obligations to make Loans to the Borrower and the Agent and any Fronting Bank shall be relieved of all further obligations to issue, extend or renew Letters of Credit. If any other Event of Default shall have occurred and be continuing, whether or not the Banks shall have accelerated the maturity of the Loans pursuant to Section 14.1, any Bank may, by notice to the Borrower, terminate the unused portion of that Bank's Commitment or other commitment to extend credit hereunder, and upon such notice being given such unused portion of such Commitment or other commitment shall terminate immediately, such Bank shall be relieved of all further obligations to make Loans, the Agent and any Fronting Bank shall be relieved of all further obligations to issue, extend or renew Letters of Credit and the Total Commitments shall be reduced accordingly. No such termination of a Commitment or other commitment to extend credit hereunder shall relieve the Borrower of any of the Obligations or any of its existing obligations to such Bank arising under other agreements or instruments.

    Section 14.3. REMEDIES. In the event that one or more Events of Default shall have occurred and be continuing, whether or not the Banks shall have accelerated the maturity of the Loans pursuant to Section 14.1, the Majority Banks may direct the Agent to proceed to protect and enforce the rights and remedies of the Agent and the Banks under this Agreement, the Notes, any or all of the other Loan Documents or under applicable law by suit in equity, action at law or other appropriate proceeding (including for the specific performance of any covenant or agreement contained in this Agreement or the other Loan Documents or any instrument pursuant to which the Obligations are evidenced and, to the full extent permitted by applicable law, the obtaining of the EX PARTE appointment of a receiver), and, if any amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right or remedy of the Agent and the Banks under the Loan Documents or applicable law. No remedy herein conferred upon the Banks or the Agent or the holder of any Note or purchaser of any Letter of Credit Participation is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy

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given hereunder or under any of the other Loan Documents or now or hereafter existing at law or in equity or by statute or any other provision of law.

    Section 15. SETOFF. Neither the Agent nor any of the Banks shall have any right of set-off or the like with respect to the Obligations against any assets of the Borrower, BPI, their respective Subsidiaries or any Partially-Owned Entity.

    Section 16.    THE AGENT.

    Section 16.1. AUTHORIZATION. (a) The Agent is authorized to take such action on behalf of each of the Banks and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Agent, together with such powers as are reasonably incident thereto, PROVIDED that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Agent. The relationship between the Agent and the Banks is and shall be that of agent and principal only, and nothing contained in this Agreement or any of the other Loan Documents shall be construed to constitute the Agent as a trustee or fiduciary for any Bank.

                   (b) The Borrower, without further inquiry or investigation, shall, and is hereby authorized by the Banks to, assume that all actions taken by the Agent hereunder and in connection with or under the Loan Documents are duly authorized by the Banks. The Banks shall notify Borrower of any successor to Agent by a writing signed by Majority Banks, which successor shall be reasonably acceptable to the Borrower so long as no Default or Event of Default has occurred and is continuing. The Borrower acknowledges that any Bank which acquires Fleet is acceptable as a successor to the Agent.

    Section 16.2. EMPLOYEES AND AGENTS. The Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Agreement and the other Loan Documents. The Agent may utilize the services of such Persons as the Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower.

    Section 16.3. NO LIABILITY. Neither the Agent, nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent may be liable for losses due to its willful misconduct or gross negligence.

    Section 16.4. NO REPRESENTATIONS. The Agent shall not be responsible for the execution or validity or enforceability of this Agreement, the Notes, the Letters of Credit, or any of the other Loan Documents or for the validity, enforceability or collectibility of any such amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of BPI or the Borrower or any of their respective Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements in this Agreement or the other Loan Documents. The Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrower or BPI or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. The Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Banks, with respect to the credit worthiness or financial condition of the Borrower or any of its Subsidiaries or BPI or any of the Subsidiaries or any tenant under a Lease or any other entity. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

    Section 16.5.  PAYMENTS.

                   (a) A payment by the Borrower to the Agent hereunder or any of the other Loan Documents for the account of any Bank shall constitute a payment to such Bank. The Agent agrees to distribute to each Bank such Bank's PRO RATA share of payments received by the Agent for the account of the Banks, as provided herein or in any of the other Loan Documents. All such payments shall be made on the date received, if before 1:00 p.m., and if after 1:00 p.m., on the next Business Day. If payment is not made on the day received, the funds shall be invested by the Agent in overnight obligations, and interest thereon paid PRO RATA to the Banks.

                   (b) If in the reasonable opinion of the Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in material liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction, PROVIDED that the Agent shall invest any such undistributed amounts in overnight obligations on behalf of the Banks and interest thereon shall be paid PRO RATA to the Banks. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

                   (c) Notwithstanding anything to the contrary contained in this Agreement or any of the other Loan Documents, any Bank that fails (i) to make available

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to the Agent its PRO RATA share of any Loan or to purchase any Letter of Credit
Participation or (ii) to adjust promptly such Bank's outstanding principal and its PRO rata Commitment Percentage as provided in Section 2.1, shall be deemed delinquent (a "Delinquent Bank") and shall be deemed a Delinquent Bank until such time as such delinquency is satisfied. A Delinquent Bank shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining nondelinquent Banks for application to, and reduction of, their respective PRO RATA shares of all outstanding Loans. The Delinquent Bank hereby authorizes the Agent to distribute such payments to the nondelinquent Banks in proportion to their respective PRO RATA shares of all outstanding Loans. If not previously satisfied directly by the Delinquent Bank, a Delinquent Bank shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans of the nondelinquent Banks, the Banks' respective PRO RATA shares of all outstanding Loans have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

    Section 16.6. HOLDERS OF NOTES. The Agent may deem and treat the payee of any Notes or the purchaser of any Letter of Credit Participation as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

    Section 16.7. INDEMNITY. The Banks ratably and severally agree hereby to indemnify and hold harmless the Agent and its Affiliates from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Agent has not been reimbursed by the Borrower as required by Section 17), and liabilities of every nature and character arising out of or related to this Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Agent's willful misconduct or gross negligence.

    Section 16.8. AGENT AS BANK. In its individual capacity as a Bank, Fleet shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Notes and as the purchaser of any Letter of Credit Participations, as it would have were it not also the Agent.

    Section 16.9. NOTIFICATION OF DEFAULTS AND EVENTS OF DEFAULT. Each Bank hereby agrees that, upon learning of the existence of a Default or an Event of Default, it shall (to the extent notice has not previously been provided) promptly notify the Agent thereof. The Agent hereby agrees that upon receipt of any notice under this Section 16.9 it shall promptly notify the other Banks of the existence of such Default or Event of Default.

    Section 16.10. DUTIES IN THE CASE OF ENFORCEMENT. In case one or more Events of Default have occurred and shall be continuing, and whether or not acceleration of the

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Obligations shall have occurred, the Agent shall, if (a) so requested by the
Majority Banks and (b) the Banks have provided to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to enforce the provisions of this Agreement and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of enforcement of the Banks' rights against the Borrower and its Subsidiaries under this Agreement and the other Loan Documents. The Majority Banks may direct the Agent in writing as to the method and the extent of any such enforcement, the Banks (including any Bank which is not one of the Majority Banks) hereby agreeing to ratably and severally indemnify and hold the Agent harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, PROVIDED that the Agent need not comply with any such direction to the extent that the Agent reasonably believes the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

    Section 16.11. SUCCESSOR AGENT. Fleet, or any successor Agent, may resign as Agent at any time by giving at least 30 days prior written notice thereof to the Banks and to the Borrower. The Majority Banks may remove the Agent in the event of the Agent's willful misconduct or gross negligence or in the event that the Agent ceases to hold a Commitment under this Agreement. In addition, the Borrower may remove the Agent in the event that the Agent holds (without participation) less than the Minimum Commitment, PROVIDED that if the Agent holds less than the Minimum Commitment at any time as a result of the merger or consolidation of any of the other Banks or as a result of events other than the sale by the Agent of any portion of its Commitment, the Agent shall have a period of ninety (90) days after its failure to hold at least the Minimum Commitment to cure such failure. Any such resignation or removal shall be effective upon appointment and acceptance of a successor Agent, as hereinafter provided. Upon any such resignation or removal, the Majority Banks shall have the right to appoint a successor Agent, which is a Bank under this Agreement and which holds at least the Minimum Commitment, PROVIDED that so long as no Default or Event of Default has occurred and is continuing the Borrower shall have the right to approve any successor Agent, which approval shall not be unreasonably withheld. If, in the case of a resignation by the Agent, no successor Agent shall have been so appointed by the Majority Banks and approved by the Borrower, and shall have accepted such appointment, within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint any one of the other Banks as a successor Agent. The Borrower acknowledges that any Bank which acquires Fleet is acceptable as a successor Agent. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent, and the retiring or removed Agent shall be discharged from all further duties and obligations as Agent under this Agreement. After any Agent's resignation or removal hereunder as Agent, the provisions of this Section 16 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. The Agent agrees that it shall not assign any of its rights or duties as Agent to any other Person.

    Section 16.12. NOTICES. Any notices or other information required hereunder to be provided to the Agent (with copies to the Agent for each Bank) shall be forwarded by the Agent to each of the Banks on the same day (if practicable) and, in any case, on the next Business Day following the Agent's receipt thereof

    Section 17. EXPENSES. The Borrower agrees to pay (a) the reasonable costs of producing and reproducing this Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) the reasonable fees, expenses and disbursements of the Agent's outside counsel or any local counsel to the Agent incurred in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, and amendments, modifications, approvals, consents or waivers hereto or hereunder, (c) the fees, expenses and disbursements of the Agent incurred by the Agent in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein, including, without limitation, the costs incurred by the Agent in connection with its inspection of the Borrowing Base Properties (subject to Section 12.14), and, without double-counting amounts under clause (b) above, the fees and disbursements of the Agent's counsel in preparing the documentation, (d) the fees, costs, expenses and disbursements of the Agent and its Affiliates incurred in connection with the initial syndication and/or participations of the Loans (whether occurring before or after the closing hereunder), including, without limitation, reasonable legal fees, travel costs, costs of preparing syndication materials and photocopying costs, PROVIDED that the Borrower shall not incur any costs or fees of any kind in connection with any participation, sale or other syndication of any portion of the Loans which occurs after the initial syndication other than reasonable legal fees and expenses incurred in connection with any participation, sale or syndication undertaken at the request of the Borrower or (in addition to any other fees or expenses relating thereto) in connection with an amendment or increase to the amount of the Total Commitment,
(e) all reasonable expenses (including reasonable attorneys' fees and costs, which attorneys may be employees of any Bank or the Agent, and the fees and costs of engineers, investment bankers, or other experts retained by any Bank or the Agent in connection with any such enforcement proceedings) incurred by any Bank or the Agent in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against the Borrower or any of its Subsidiaries or BPI or the administration thereof after the occurrence and during the continuance of a Default or Event of Default (including, without limitation, expenses incurred in any restructuring and/or "workout" of the Loans), and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Bank's or the Agent's relationship with the Borrower or any of its Subsidiaries or BPI, (f) all reasonable fees, expenses and disbursements of the Agent incurred in connection with UCC searches, UCC terminations or mortgage discharges, and (g) all costs incurred by the Agent in the future in connection with its inspection of the Borrowing Base Properties, PROVIDED that prior to the occurrence of an Event of Default, the Borrower shall not be required to pay for more than one inspection of each Borrowing Base Property per year. The covenants of this Section 17 shall survive the repayment of the amounts owing under the Notes and this Agreement and the termination of this Agreement and the obligations of the Banks hereunder.

    Section 18. INDEMNIFICATION. The Borrower agrees to indemnify and hold harmless the Agent and each of the Banks and the shareholders, directors, agents, officers, subsidiaries and affiliates of the Agent and each of the Banks from and against any and all claims, actions and suits, whether groundless or otherwise, and from and against any and all liabilities, losses (including amounts, if any, owing to any Bank pursuant to Section Section 5.4, 5.5, 5.6 and 5.8), settlement payments, obligations, damages and expenses of every nature and character in connection therewith, arising out of this Agreement or any of the other Loan Documents or the transactions contemplated hereby or thereby or which otherwise arise in connection with the financing, including, without limitation,
(a) any actual or proposed use by the Borrower or any of its Subsidiaries of the proceeds of any of the Loans, (b) the Borrower or any of its Subsidiaries entering into or performing this Agreement or any of the other Loan Documents, or (c) pursuant to Section 8.17, in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding, PROVIDED, HOWEVER, that the Borrower shall not be obligated under this Section 18 to indemnify any Person for liabilities arising from such Person's own gross negligence, willful misconduct or breach of this Agreement. In litigation, or the preparation therefor, the Borrower shall be entitled to select counsel reasonably acceptable to the Majority Banks, and the Agent (as approved by the Majority Banks) shall be entitled to select their own supervisory counsel, and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of each such counsel. Prior to any settlement of any such litigation by the Banks, the Banks shall provide the Borrower and BPI with notice and an opportunity to address any of their concerns with the Banks, and the Banks shall not settle any litigation without first obtaining Borrower's consent thereto, which consent shall not be unreasonably withheld or delayed. If and to the extent that the obligations of the Borrower under this Section 18 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The provisions of this Section 18 shall survive the repayment of the amounts owing under the Notes and this Agreement and the termination of this Agreement and the obligations of the Banks hereunder and shall continue in full force and effect as long as the possibility of any such claim, action, cause of action or suit exists.

    Section 19. SURVIVAL OF COVENANTS, ETC. All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrower or any of its Subsidiaries or BPI pursuant hereto shall be deemed to have been relied upon by the Banks and the Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Banks of any of the Loans and the issuance, extension or renewal of any Letters of Credit, as herein contemplated, and shall continue in full force and effect so long as any Letter of Credit or any amount due under this Agreement or the Notes or any of the other Loan Documents remains outstanding or any Bank has any obligation to make any Loans or the Agent or any Fronting Bank has any obligation to issue, extend or renew any Letter of Credit. The indemnification obligations of the Borrower provided herein and in the other Loan Documents shall survive the full repayment of amounts due and the termination of the obligations of the Banks hereunder and thereunder to the extent provided herein and therein. All statements contained in any certificate or other paper delivered to any Bank or the Agent at any time by or on behalf of the Borrower or any of its Subsidiaries or BPI pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Borrower or such Subsidiary or BPI hereunder.

    Section 20.    ASSIGNMENT; PARTICIPATIONS; ETC.

    Section 20.1. CONDITIONS TO ASSIGNMENT BY BANKS. Except as provided herein, each Bank may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Loans at the time owing to it, the Notes held by it and its participating interest in the risk relating to any Letters of Credit); PROVIDED that (a) the Agent and, other than during an Event of Default, the Borrower each shall have the right to approve any Eligible Assignee, which approval shall not be unreasonably withheld or delayed, it being agreed that the Agent and the Borrower must approve or reject a proposed Eligible Assignee within seven (7) days of receiving a written request from any Bank for such approval (PROVIDED that the request for approval, and the envelope in which it is delivered, is conspicuously marked with the following legend: "REQUEST FOR APPROVAL -- TIME SENSITIVE -- MUST RESPOND WITHIN SEVEN (7) DAYS") and if the Agent or the Borrower fails to respond within such seven (7) day period, such request for approval shall be deemed approved by the Agent or the Borrower, or both, as the case may be, (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Bank's rights and obligations under this Agreement, (c) subject to the provisions of Section 2.7, each Bank shall have at all times an amount of its Commitment of not less than $10,000,000 unless otherwise consented to by the Agent and, other than during an Event of Default, the Borrower and (d) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), an assignment and assumption, substantially in the form of EXHIBIT F hereto (an "Assignment and Assumption"), together with any Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Assumption, which effective date shall be at least two (2) Business Days after the execution thereof unless otherwise agreed by the Agent (PROVIDED any assignee has assumed the obligation to fund any outstanding Eurodollar Rate Loans), (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Assumption, have the rights and obligations of a Bank hereunder and thereunder, and (ii) the assigning Bank shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in Section 20.3, be released from its obligations under this Agreement. Any such Assignment and Assumption shall run to the benefit of the Borrower and a copy of any such Assignment and Assumption shall be delivered by the Assignor to the Borrower.

    Notwithstanding the provisions of subclause (a) of the preceding paragraph, any Bank may, without the consent of the Borrower, make an assignment otherwise permitted hereunder to (x) another Bank, and (y) an Affiliate of such Bank, PROVIDED that such Affiliate is an Eligible Assignee. Without limiting the provisions of Section 17, with respect to an assignment by a Bank to its Affiliate or to another Bank which does not require the consent of the Borrower, unless such assignment occurs at the request of the Borrower, the Borrower shall not be responsible for any costs or expenses attributable to such assignment, all of which shall be payable by the assigning Bank.

    Section 20.2. CERTAIN REPRESENTATIONS AND WARRANTIES; LIMITATIONS; COVENANTS. By executing and delivering an Assignment and Assumption, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows: (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto; (b) the assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower and its Subsidiaries or BPI or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower and its Subsidiaries or BPI or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (c) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in Section 7.4 and Section 8.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Assumption; (d) such assignee will, independently and without reliance upon the assigning Bank, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (e) such assignee represents and warrants that it is an Eligible Assignee; (f) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Bank; (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Assumption; and (i) such assignee acknowledges that it has made arrangements with the assigning Bank satisfactory to such assignee with respect to its pro rata share of Letter of Credit Fees in respect of outstanding Letters of Credit.

    Section 20.3. REGISTER. The Agent shall maintain a copy of each Assignment and Assumption delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Banks and the Commitment Percentages of, and principal amount of the Loans owing to, the Banks from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and the Banks at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Bank agrees to pay to the Agent a registration fee in the sum of $2,500.

    Section 20.4. NEW NOTES. Upon its receipt of an Assignment and Assumption executed by the parties to such assignment, together with each Note subject to such assignment, the Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrower and the Banks (other than the assigning Bank). Unless done simultaneously with the Assignment and Assumption, within two (2) Business Days after receipt of such notice, the Borrower, at its own expense, (i) shall execute and deliver to the Agent, in exchange for each surrendered Revolving Credit Note, a new Revolving Credit Note and Swingline Note or Bid Rate Note, if applicable, to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Assumption and, if the assigning Bank has retained some portion of its obligations hereunder, a new Revolving Credit Note and other Note, if applicable, to the order of the assigning Bank in an amount equal to the amount retained by it hereunder and (ii) shall deliver an opinion from counsel to the Borrower in substantially the form delivered on the Closing Date pursuant to Section 12.9 as to such new Notes. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Assumption and shall otherwise be in substantially the form of the assigned Notes. The surrendered Notes shall be canceled and returned to the Borrower.

    Section 20.5. PARTICIPATIONS. Each Bank may sell participations to one or more banks or other entities in all or a portion of such Bank's rights and obligations under this Agreement and the other Loan Documents; provided that (a) each such participation shall be in an amount of not less than $10,000,000, (b) any such sale or participation shall not affect the rights and duties of the selling Bank hereunder to the Borrower and the Agent and the Bank shall continue to exercise all approvals, disapprovals and other functions of a Bank, (c) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of, or approvals under, the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Commitment of such Bank as it relates to such participant, reduce the amount of any fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest, and (d) no participant shall have the right to grant further participations or assign its rights, obligations or interests under such participation to other Persons without the prior written consent of the Agent, which consent shall not be unreasonably withheld.

    Section 20.6. PLEDGE BY LENDER. Notwithstanding any other provision of this Agreement, any Bank at no cost to the Borrower may at any time pledge all or any portion of its interest and rights under this Agreement (including all or any portion of its Notes) to any of the twelve Federal Reserve Banks organized under
Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or the enforcement thereof shall release the pledgor Bank from its obligations hereunder or under any of the other Loan Documents.

    Section 20.7. NO ASSIGNMENT BY BORROWER. The Borrower shall not assign or transfer any of its rights or obligations under any of the Loan Documents without prior Unanimous Bank Approval.

    Section 20.8. DISCLOSURE. The Borrower agrees that, in addition to disclosures made in accordance with standard banking practices, any Bank may disclose information obtained by such Bank pursuant to this Agreement to assignees or participants and potential assignees or participants hereunder. Any such disclosed information shall be treated by any assignee or participant with the same standard of confidentiality set forth in Section 8.10.

    Section 20.9. SYNDICATION. The Borrower acknowledges that each of the Agent and the Arranger intends, and shall have the right, by itself or through its Affiliates, to syndicate or enter into co-lending arrangements with respect to the Loans and the Total Commitment pursuant to this Section 20, and the Borrower agrees to cooperate with the Agent's and the Arranger's and their Affiliate's syndication and/or co-lending efforts, such cooperation to include, without limitation, the provision of information reasonably requested by potential syndicate members.

    Section 21. NOTICES, ETC. Except as otherwise expressly provided in this Agreement, all notices and other communications made or required to be given pursuant to this Agreement or the Notes or any Letter of Credit Applications shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by facsimile and confirmed by delivery via courier or postal service, addressed as follows:

                   (a) if to the Borrower or BPI, at Boston Properties, Inc., 111 Huntington Avenue, Boston, Massachusetts 02199, Attention: Mr. Douglas T. Linde, Senior Vice President and Chief Financial Officer, with a copy to the General Counsel of BPLP at the address for the Borrower set forth above and to Ross D. Gillman, Esq., Goodwin Procter LLP, 599 Lexington Avenue, New York, New York 10022, or to such other address for notice as the Borrower or BPI shall have last furnished in writing to the Agent;

                   (b) if to the Agent, to the Real Estate Finance Department at 100 Federal Street, Boston, Massachusetts 02110, with a copy to Robert C. Avil, Director, Fleet National Bank, 115 Perimeter Center Place, Suite 500, Atlanta, Georgia 30346, or such other address for notice as the Agent shall have last furnished in writing to the Borrower, with a copy to Michael J. Haroz, Esq., Goulston & Storrs, 400 Atlantic Avenue, Boston, Massachusetts 02110-3333, or at such other address for notice as the Agent shall last have furnished in writing to the Person giving the notice; and

                   (c) if to any Bank, at such Bank's address set forth ON
SCHEDULE 2 hereto, or such other address for notice as such Bank shall have last furnished in writing to the Person giving the notice.

Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier, or facsimile to the party to which it is directed, at the time of the receipt thereof by such party or the sending of such facsimile and (ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.

    Section 22.    BPLP AS AGENT FOR THE BORROWER. The Borrower (other than
BPLP) hereby appoints BPLP as its agent with respect to the receiving and giving of any notices, requests, instructions, reports, certificates (including, without limitation, compliance certificates), schedules, revisions, financial statements or any other written or oral communications hereunder. The Agent and each Bank is hereby entitled to rely on any communications given or transmitted by BPLP as if such communication were given or transmitted by each and every Borrower; PROVIDED HOWEVER, that any communication given or transmitted by any Borrower other than BPLP shall be binding with respect to such Borrower. Any communication given or transmitted by the Agent or any Bank to BPLP shall be deemed given and transmitted to each and every Borrower.

    Section 23. GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE. THIS AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH COMMONWEALTH (EXCLUDING THE

LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH OF THE BORROWER AND ITS SUBSIDIARIES AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS SITTING IN SUFFOLK COUNTY OR ANY FEDERAL COURT SITTING IN THE EASTERN DISTRICT OF MASSACHUSETTS AND CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER OR ITS SUBSIDIARIES BY MAIL AT THE ADDRESS SPECIFIED IN Section 21. THE BORROWER AND ITS SUBSIDIARIES HEREBY WAIVE ANY OBJECTION THAT ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

    Section 24. HEADINGS. The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

    Section 25. COUNTERPARTS. This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

    Section 26. ENTIRE AGREEMENT, ETC. The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in Section 27.

    Section 27. WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS. EXCEPT TO THE EXTENT EXPRESSLY PROHIBITED BY LAW, THE BORROWER AND ITS SUBSIDIARIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT TO THE EXTENT EXPRESSLY PROHIBITED BY LAW, THE BORROWER AND ITS SUBSIDIARIES HEREBY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES, INCLUDING ANY DAMAGES PURSUANT TO M.G.L. C. 93A ET SEQ. EACH OF

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THE BORROWER AND ITS SUBSIDIARIES (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR
ATTORNEY OF ANY BANK OR THE AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH BANK OR THE AGENT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE
THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT THE AGENT AND THE BANKS HAVE
BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS
CONTAINED HEREIN.

    Section 28. CONSENTS, AMENDMENTS, WAIVERS, ETC. Except as otherwise expressly provided in this Agreement, any consent or approval required or permitted by this Agreement may be given, and any term of this Agreement or of any of the other Loan Documents may be amended, and the performance or observance by the Borrower or BPI or any of their respective Subsidiaries of any terms of this Agreement or the other Loan Documents or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Majority Banks.

    Notwithstanding the foregoing, Unanimous Bank Approval shall be required for any amendment, modification or waiver of this Agreement that:

                            (i) reduces or forgives any principal of any unpaid Loan or any interest thereon (including any interest "breakage" costs) or any fees due any Bank hereunder, or permits any prepayment not otherwise permitted hereunder; or

                            (ii) changes the unpaid principal amount of any Loan, reduces the rate of interest applicable to any Loan, or reduces any fee payable to the Banks hereunder; or

                            (iii) changes the date fixed for any payment of
                       principal of or interest on any Loan (including, without limitation, any extension of the Maturity Date) or any fees payable hereunder (including, without limitation, the waiver of any monetary Event of Default); or

                            (iv) changes the amount of any Bank's Commitment (other than pursuant to an assignment permitted under Section 20.1) or increases the amount of the Total Commitment except as permitted hereunder; or

                            (v) modifies any provision herein or in any other Loan Document which by the terms thereof expressly requires Unanimous Bank Approval; or

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                            (vi)  changes the definitions of Majority Banks,
                       Required Banks or Unanimous Bank Approval.

    No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent or the Banks or any Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial to such right or any other rights of the Agent or the Banks. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

    Notwithstanding the foregoing, the Required Banks shall be required for any amendment, modification or waiver of this agreement that:

                            (i)   amends any of the covenants contained in
                       Section 10.1 through Section 10.7, inclusive or amends any of the definitions which are financial terms contained therein, or

                            (ii) amends any of the provisions governing funding contained in Section 2, or

                            (iii) changes the rights, duties or obligations of
                       the Agent specified in Section 16 (PROVIDED that no amendment or modification to such Section 16 or to the fee payable to the Agent under this Agreement may be made without the prior written consent of the Agent and that the waiver of any fee payable to the Agent shall require only the consent of the Agent).

    In addition, no amendment or modification to or waiver of the provisions of
Section 2.8 may be made without the prior written consent of the Swingline Lender and, without limitation of the provisions requiring Unanimous Bank Approval or the consent of the Required Banks, no amendment or modification to or waiver of the provisions of Section 2.9 may be made without the prior written consent of those Banks holding more than 50% of the outstanding Bid Rate Loans at the applicable time of reference.

    Section 29. SEVERABILITY. The provisions of this Agreement are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

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    Section 30.    INTEREST RATE LIMITATION. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively, the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by the Bank holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section 30 shall be cumulated and the interest and Charges payable to such Bank in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Rate to the date of repayment, shall have been received by such Bank.

                  (Remainder of page intentionally left blank)

    IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument as of the date first set forth above.

                                 FLEET NATIONAL BANK,
                                 Individually and as Managing Administrative
                                 Agent


                                 By: /s/ Jeff Z. Aycock
                                    ------------------------------------------
                                 Name: Jeff Z. Aycock
                                 Title: Vice President


                                 BANK OF AMERICA, N.A.,
                                 Individually and as Syndication Agent


                                 By: /s/ Lesa J. Butler
                                    ------------------------------------------
                                 Name: Lesa J. Butler
                                 Title: Principal


                                 COMMERZBANK AG NEW YORK AND
                                 GRAND CAYMAN BRANCHES,
                                 Individually and as Co-Documentation Agent

                                 By: /s/ Christian Berry
                                    ------------------------------------------
                                 Name: Christian Berry
                                 Title: Vice President

                                 By: /s/ Douglas Traynor
                                    ------------------------------------------
                                 Name: Douglas Traynor
                                 Title: Senior Vice President


                       [Signatures continued on next page]

                                 JPMORGAN CHASE BANK,
                                 Individually and as Co-Documentation Agent

                                 By: /s/ Marc E. Costantino
                                    ------------------------------------------
                                 Name: Marc E. Costantino
                                 Title: Vice President


                                 WELLS FARGO BANK NATIONAL
                                 ASSOCIATION,
                                 Individually and as Co-Documentation Agent


                                 By: /s/ Douglas S. Novitch
                                    ------------------------------------------
                                 Name: Douglas S. Novitch
                                 Title: Authorized Officer


                                 PNC BANK, NATIONAL ASSOCIATION


                                 By: /s/ James Colella
                                    ------------------------------------------
                                 Name: James Colella
                                 Title: Vice President


                                 THE BANK OF NEW YORK

                                 By: /s/ Rick Laudisi
                                    ------------------------------------------
                                 Name: Rick Laudisi
                                 Title: Vice President


                       [Signatures continued on next page]

                                 CITICORP NORTH AMERICA, INC.


                                 By: /s/ Andrew Robinson
                                    ------------------------------------------
                                 Name: Andrew Robinson
                                 Title: Vice President


                                 BAYERISCHE HYPO-UND VEREINSBANK
                                 AG, NEW YORK BRANCH


                                 By: /s/ Helga Blum
                                    ------------------------------------------
                                 Name: Helga Blum
                                 Title: Director


                                 DEUTSCHE BANK TRUST COMPANY AMERICAS


                                 By: /s/ Linda Wang
                                    ------------------------------------------
                                 Name: Linda Wang
                                 Title: Vice President


                                 KEYBANK, N.A.


                                 By: /s/ John C. Scott
                                    ------------------------------------------
                                 Name: John C. Scott
                                 Title: Assistant Vice President


                       [Signatures continued on next page]

                                 DRESDNER BANK AG, NEW YORK AND
                                 GRAND CAYMAN BRANCHES


                                 By: /s/ Peter Tzelios
                                    ------------------------------------------
                                 Name: Peter Tzelios
                                 Title: Director


                                 By: /s/ David Sarner
                                    ------------------------------------------
                                 Name: David Sarner
                                 Title: Associate


                                 CITIZENS BANK

                                 By: /s/ Daniel Ouellette
                                    ------------------------------------------
                                 Name: Daniel Ouellette
                                 Title: Senior Vice President

                                 332 HARTWELL AVENUE, LEXINGTON, MA**

                                 MBZ-LEX TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              -------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer


                                 WALTHAM OFFICE CENTER, WALTHAM, MA

                                 ZEE EM TRUST II

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              -------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer

----------
** The designation of the specific Real Estate Asset or Assets owned by any signatory to this Agreement or any other Loan Document is for informational purposes only and does not in any way limit the joint and several liability of each Borrower, for so long as it is a Borrower, for the Obligations.

                                 204 SECOND AVENUE, WALTHAM, MA

                                 WP TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              -------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer


                                 170 TRACER LANE, WALTHAM, MA

                                 TRACER LANE TRUST II

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              -------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer

                                 33 HAYDEN AVENUE, LEXINGTON, MA

                                 HAYDEN OFFICE TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              -------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer


                                 92 AND 100 HAYDEN AVENUE, LEXINGTON, MA

                                 92 HAYDEN AVENUE TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              -------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer

                                 LEXINGTON OFFICE PARK, 420-430 BEDFORD STREET, LEXINGTON, MA

                                 ELANDZEE TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              -------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer


                                 40-46 HARVARD STREET, WESTWOOD, MA

                                 40-46 HARVARD STREET TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              -------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer

                                 17 HARTWELL AVENUE, LEXINGTON, MA

                                 ZEE BEE TRUST II

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              -------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer


                                 ONE CAMBRIDGE CENTER, CAMBRIDGE, MA

                                 ONE CAMBRIDGE CENTER TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              -------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer

                                 THREE CAMBRIDGE CENTER, CAMBRIDGE, MA

                                 THREE CAMBRIDGE CENTER TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              -------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer


                                 ELEVEN CAMBRIDGE CENTER, CAMBRIDGE, MA

                                 ELEVEN CAMBRIDGE CENTER TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              -------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer

                                 FOURTEEN CAMBRIDGE CENTER, CAMBRIDGE, MA

                                 FOURTEEN CAMBRIDGE CENTER TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              -------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer


                                 500 E STREET, S.W., WASHINGTON, D.C.

                                 SCHOOL STREET ASSOCIATES LIMITED PARTNERSHIP

                                 By:  Boston Properties LLC, its sole general
                                      partner

                                      By:  Boston Properties Limited
                                           Partnership, its managing member

                                           By:  Boston Properties, Inc., its
                                                general partner

                                                By: /s/ Douglas T. Linde
                                                   -------------------(SEAL)
                                                   Douglas T. Linde
                                                   Senior Vice President and
                                                   Chief Financial Officer

                                 LONG WHARF MARRIOTT, BOSTON, MA

                                 DOWNTOWN BOSTON PROPERTIES TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              -------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer

                                 CAMBRIDGE CENTER MARRIOTT, CAMBRIDGE, MA

                                 TWO CAMBRIDGE CENTER TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              -------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer

                                 DECOVERLY TWO, ROCKVILLE, MD

                                 DECOVERLY TWO LIMITED PARTNERSHIP

                                 By:  Boston Properties LLC, its general partner

                                      By:  Boston Properties Limited
                                           Partnership, its Managing Member

                                           By:  Boston Properties, Inc.,
                                                its general partner

                                                By: /s/ Douglas T. Linde
                                                   -------------------(SEAL)
                                                   Douglas T. Linde
                                                   Senior Vice President and
                                                   Chief Financial Officer


                                 THE CANDLER BUILDING, 111 MARKET PLACE,
                                 BALTIMORE, MD

                                 CANDLER ASSOCIATES L.L.C.

                                 By:  Boston Properties Limited Partnership,
                                      its managing member

                                      By:  Boston Properties, Inc.,
                                           its general partner

                                           By: /s/ Douglas T. Linde
                                              -------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer

                                 104 CARNEGIE CENTER, PRINCETON, NJ

                                 CARNEGIE CENTER ASSOCIATES

                                 By: Boston Properties Limited Partnership, its general partner

                                      By:  Boston Properties, Inc., its general
                                           partner

                                           By: /s/ Douglas T. Linde
                                              -------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer


                                 105 CARNEGIE CENTER, PRINCETON, NJ

                                 CARNEGIE CENTER ASSOCIATES

                                 By: Boston Properties Limited Partnership, its general partner

                                      By:  Boston Properties, Inc., its general
                                           partner

                                           By: /s/ Douglas T. Linde
                                              -------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer

                                 210 CARNEGIE CENTER, PRINCETON, NJ

                                 210 ASSOCIATES LIMITED PARTNERSHIP

                                 By:  Boston Properties LLC, its general partner

                                      By:  Boston Properties Limited
                                           Partnership, its managing member

                                           By:  Boston Properties, Inc., its
                                                general partner

                                                By: /s/ Douglas T. Linde
                                                   -------------------(SEAL)
                                                   Douglas T. Linde
                                                   Senior Vice President and
                                                   Chief Financial Officer

                                 211 CARNEGIE CENTER, PRINCETON, NJ

                                 211 ASSOCIATES LIMITED PARTNERSHIP

                                 By:  Boston Properties LLC, its general partner

                                      By:  Boston Properties Limited
                                           Partnership, its managing member

                                           By:  Boston Properties, Inc., its
                                                general partner

                                                By: /s/ Douglas T. Linde
                                                   -------------------(SEAL)
                                                   Douglas T. Linde
                                                   Senior Vice President and
                                                   Chief Financial Officer

                                 CAMBRIDGE CENTER NORTH GARAGE, CAMBRIDGE, MA

                                 CAMBRIDGE CENTER NORTH TRUST

                                 By: Boston Properties Limited Partnership, its beneficiary

                                      By:  Boston Properties, Inc., its general
                                           partner

                                           By: /s/ Douglas T. Linde
                                              -------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer


                                 9509 KEY WEST AVENUE, DECOVERLY SEVEN,
                                 ROCKVILLE, MD

                                 DECOVERLY SEVEN LIMITED PARTNERSHIP

                                 By:  Boston Properties LLC, its general partner

                                      By:  Boston Properties Limited
                                           Partnership, its managing member

                                           By:  Boston Properties, Inc., its
                                                general partner

                                                By: /s/ Douglas T. Linde
                                                   -------------------(SEAL)
                                                   Douglas T. Linde
                                                   Senior Vice President and
                                                   Chief Financial Officer

                                 ONE TOWER CENTER, EAST BRUNSWICK, NJ

                                 SCV PARTNERS

                                 By:  BP III LLC, its general partner

                                      By:  Boston Properties Limited
                                           Partnership, its managing member

                                           By:  Boston Properties, Inc., its
                                                general partner

                                                By: /s/ Douglas T. Linde
                                                   -------------------(SEAL)
                                                   Douglas T. Linde
                                                   Senior Vice President and
                                                   Chief Financial Officer


                                 201 CARNEGIE CENTER, PRINCETON, NJ

                                 PRINCETON CHILDCARE ASSOCIATES
                                 LIMITED PARTNERSHIP

                                 By:  Boston Properties LLC, its sole general
                                      partner

                                      By:  Boston Properties Limited
                                           Partnership, its managing member

                                           By:  Boston Properties, Inc., its
                                                general partner

                                                By: /s/ Douglas T. Linde
                                                   -------------------(SEAL)
                                                   Douglas T. Linde
                                                   Senior Vice President and
                                                   Chief Financial Officer

                                 399 PARK AVENUE, NEW YORK, NY

                                 195 WEST STREET, WALTHAM, MA

                                 7435 BOSTON BOULEVARD, BUILDING ONE,
                                 SPRINGFIELD, VA

                                 7451 BOSTON BOULEVARD, BUILDING TWO,
                                 SPRINGFIELD, VA

                                 7374 BOSTON BOULEVARD, BUILDING FOUR,
                                 SPRINGFIELD, VA

                                 8000 GRAINGER COURT, BUILDING FIVE,
                                 SPRINGFIELD, VA

                                 7500 BOULEVARD, BUILDING SIX,
                                 SPRINGFIELD, VA

                                 7501 BOSTON BOULEVARD, BUILDING SEVEN,
                                 SPRINGFIELD, VA

                                 7601 BOSTON BOULEVARD, BUILDING EIGHT,
                                 SPRINGFIELD, VA

                                 7375 BOSTON BOULEVARD, BUILDING TEN,
                                 SPRINGFIELD, VA

                                 7300 BOSTON BOULEVARD, BUILDING THIRTEEN,
                                 SPRINGFIELD, VA

                                 8000 CORPORATE COURT, BUILDING ELEVEN,
                                 SPRINGFIELD, VA

                                 38 CABOT BOULEVARD, BUCKS COUNTY, PA

                                 365 HERNDON PARKWAY (SUGARLAND I),
                                 HERNDON, VA

                                 397 HERNDON PARKWAY (SUGARLAND II),
                                 HERNDON, VA

                                 164 LEXINGTON ROAD, BILLERICA, MA

                                 THE ARBORETUM, 12700 SUNRISE VALLEY DRIVE,
                                 RESTON, VA

                                 502 CARNEGIE CENTER, PRINCETON, NJ

                                 RESIDENCE INN, CAMBRIDGE, MA

                                 212 CARNEGIE CENTER, PRINCETON, NJ

                                 NEWPORT OFFICE CENTER, QUINCY, MA

                                 ORBITAL SCIENCES - PHASE I, DULLES, VA

                                 DECOVERLY THREE, 15204 OMEGA DRIVE, ROCKVILLE,
                                 MD

                                 7450 BOSTON BOULEVARD, BUILDING THREE,
                                 SPRINGFIELD, VA

                                 200 WEST STREET, WALTHAM, MA

                                 Broad Run Business Park Building E,
                                 MORAN ROAD, LEESBURG VA

                                 BOSTON PROPERTIES LIMITED PARTNERSHIP


                                 By: Boston Properties, Inc., its sole general partner

                                      By: /s/ Douglas T. Linde
                                         -------------------(SEAL)
                                         Douglas T. Linde
                                         Senior Vice President and
                                         Chief Financial Officer

                       [Signatures continued on next page]

ACKNOWLEDGED AND AGREED:

BOSTON PROPERTIES, INC.


By: /s/ Douglas T. Linde
   -------------------(SEAL)
   Douglas T. Linde
   Senior Vice President and
   Chief Financial Officer

                                   SCHEDULE 1

                                  MBZ-LEX Trust
                                 ZEE EM Trust II
                                    WP Trust
                              Tracer Lane Trust II
                               Hayden Office Trust
                             92 Hayden Avenue Trust
                                 Elandzee Trust
                           40-46 Harvard Street Trust
                                ZEE BEE Trust II
                           One Cambridge Center Trust
                          Three Cambridge Center Trust
                          Eleven Cambridge Center Trust
                         Fourteen Cambridge Center Trust
                  School Street Associates Limited Partnership
                        Downtown Boston Properties Trust
                           Two Cambridge Center Trust
                        Decoverly Two Limited Partnership
                            Candler Associates L.L.C.
                           Carnegie Center Associates
                       210 Associates Limited Partnership
                       211 Associates Limited Partnership
                          Cambridge Center North Trust
                       Decoverly Seven Limited Partnership
                                  SCV Partners
               Princeton Childcare Associates Limited Partnership

                                      S1-1

                                   SCHEDULE 2

Bank                                            Commitment Amount            Commitment Percentage
----                                            -----------------            ---------------------
Fleet National Bank                                $  68,500,000                     11.32%
One Federal Street
Boston, MA 02109

Bank of America, N.A.                              $  68,500,000                     11.32%
TX1-492-64-01
901 Main Street
64th Floor
Dallas, TX  75202-3714

Commerzbank AG New York and                        $  56,000,000                      9.26%
Grand Cayman Branches
2 World Financial Center
New York, NY  10281-1050

JPMorgan Chase Bank                                $  56,000,000                      9.26%
270 Park Avenue
New York, NY  10017

Wells Fargo Bank National Association              $  56,000,000                      9.26%
121 High Street, 5th Floor
Boston, MA  02110

PNC Bank, National Association                     $  40,000,000                      6.61%
One PNC Plaza
249 Fifth Avenue
Mail Stop P1-P0PP-19-2
Pittsburgh, PA  15222

The Bank of New York                               $  40,000,000                      6.61%
One Wall Street
New York, NY  10286

Bayerische Hypo- Und Vereinsbank                   $  40,000,000                      6.61%
  AG, New York Branch
150 East 42nd Street
New York, NY  10017-4679

                                      S2-1

Dresdner Bank AG, New York and Grand Cayman        $  40,000,000                      6.61%
  Branches
75 Wall Street
New York, NY  10005

Citicorp North America, Inc.                       $  40,000,000                      6.61%
399 Park Avenue, 16th Floor
New York, NY  10043

KeyBank, N.A.                                      $  40,000,000                      6.61%
127 Public Square
Cleveland, OH  44114

Deutsche Bank Trust Company Americas               $  35,000,000                      5.79%
c/o Deutsche Bank Securities, Inc.
200 Crescent Court
Suite 550
Dallas, TX  75201

Citizens Bank                                      $  25,000,000                      4.13%
28 State Street
Boston, MA  02109

TOTAL                                              $ 605,000,000                       100%

                                      S2-2

                                   SCHEDULE 3
                            BORROWING BASE PROPERTIES

32 Hartwell Avenue, Lexington, MA

Waltham Office Center, Waltham, MA

204 Second Avenue, Waltham, MA

170 Tracer Lane, Waltham, MA

33 Hayden Avenue, Lexington, MA

92 & 100 Hayden Avenue, Lexington, MA

Lexington Office Park, 420-430 Bedford Street, Lexington, MA

40-46 Harvard Street, Westwood, MA

17 Hartwell Avenue, Lexington, MA

One Cambridge Center, Cambridge, MA

Three Cambridge Center, Cambridge, MA

Eleven Cambridge Center, Cambridge, MA

Fourteen Cambridge Center, Cambridge, MA

500 E Street, S.W., Washington, D.C.

Long Wharf Marriott, Boston, MA

Cambridge Center Marriott, Cambridge, MA

Decoverly Two, Rockville, MD

Decoverly Seven, 9509 Key West Avenue, Rockville, MD

The Candler Building, 111 Market Place, Baltimore, MD

One Tower Center, East Brunswick, NJ

104 Carnegie Center, Princeton, NJ

105 Carnegie Center, Princeton, NJ

210 Carnegie Center, Princeton, NJ

211 Carnegie Center, Princeton, NJ

212 Carnegie Center, Princeton, NJ

                                      S3-1

Cambridge Center North Garage, Cambridge, MA

195 West Street, Waltham, MA

7435 Boston Boulevard, Building One, Springfield, VA

7451 Boston Boulevard, Building Two, Springfield, VA

7374 Boston Boulevard, Building Four, Springfield, VA

8000 Grainger Court, Building Five, Springfield, VA

7500 Boston Boulevard, Building Six, Springfield, VA

7501 Boston Boulevard, Building Seven, Springfield, VA

7601 Boston Boulevard, Building Eight, Springfield, VA

7375 Boston Boulevard, Building Ten, Springfield, VA

8000 Corporate Court, Building Eleven, Springfield, VA

7300 Boston Boulevard, Building Thirteen, Springfield, VA

38 Cabot Boulevard, Bucks County, PA

365 Herndon Parkway (Sugarland I), Herndon, VA

397 Herndon Parkway (Sugarland II), Herndon, VA

164 Lexington Road, Billerica, MA

The Arboretum, 12700 Sunrise Valley Drive, Reston, VA

502 Carnegie Center, Princeton, NJ

Residence Inn, Cambridge, MA

Decoverly Three, 15204 Omega Drive, Rockville, MD

7450 Boston Boulevard, Building Three, Springfield, VA

200 West Street, Waltham, MA

Newport Office Park, Quincy, MA

Orbital Sciences-Phase I, Dulles, VA

399 Park Avenue, New York, NY

201 Carnegie Center, Princeton, NJ

Broad Run Business Park Building E, Moran Road, Leesburg, VA

                                      S3-2

                                   SCHEDULE 4

                                 CBD PROPERTIES

1 Cambridge Center

3 Cambridge Center

8 Cambridge Center

10 Cambridge Center

11 Cambridge Center

14 Cambridge Center

Cambridge Center North Garage

Long Wharf Marriott Hotel

One Embarcadero Center

Two Embarcadero Center

Three Embarcadero Center

Four Embarcadero Center

Federal Reserve Building

Embarcadero Center West Tower

599 Lexington Avenue

Metropolitan Square

901 New York Avenue

1301 New York Avenue

Capital Gallery

280 Park Avenue

Prudential Tower

Antenna Income @ Pru Tower

101 Huntington Avenue

The Shops at the Prudential Center

                                      S4-1

Lord & Taylors @ Prudential Center

Saks @ Prudential Center

Shaw's Supermarket @ Prudential Center (currently under development)

Prudential Center Garage

500 E Street

Sumner Square

875 Third Avenue

2300 N Street

111 Huntington Avenue

Times Square Tower (Site 1)

5 Times Square

University Place

399 Park Avenue

Citigroup Center

265 Franklin Street

Market Square North

                                      S4-2

                                 SCHEDULE 7.1(b)

                            PREFERRED CREDITOR EQUITY

                                      None.

                                    S7.1(b)-1

                                  SCHEDULE 7.7

                                   LITIGATION

                                      None.

                                     S7.7-1

                                  SCHEDULE 7.16

                             EMPLOYEE BENEFIT PLANS

Boston Properties maintains a supplemental retirement plan for a very limited number of specified non-senior executive officer employees. In addition, Boston Properties is obligated to make contributions or other payments to retirement plans on behalf of certain employees located in New York City pursuant to collective bargaining agreements to which Boston Properties is bound. These obligations are not, individually or in the aggregate, material to BPI, BPLP or, taken as a whole, the BP Group.

                                     S7.16-1

                                  SCHEDULE 7.19

                                  SUBSIDIARIES

                               See attached chart

                                     S7.19-1

                                 SCHEDULE 8.5(b)

                              ENVIRONMENTAL MATTERS

          Those matters identified in the Form 10-K filed with BPI with the SEC for fiscal year 2001 on pages 13-14 therein.

                                    S8.5(b)-1

                                 SCHEDULE 9.1(e)

                                 BPI LIABILITIES

Liabilities relating to organizational matters (including liabilities of BPI as the general partner of the Borrower and as a partner or member of subsidiaries of the Borrower).

Liabilities relating to 100 East Pratt Street, Baltimore, Maryland.

Liabilities arising in connection with service contracts, management contracts, employment and employee-benefit related agreements, letters of intent, brokerage agreements, confidentiality agreements, development agreements and similar types of agreements.

Liabilities arising in connection with litigation or other similar actions arising in the ordinary course of business.

Liabilities of the same or similar kind or nature as those liabilities described above which are not, individually or in the aggregate, material to BPI, BPLP or, taken as a whole, the BP Group

                                    S9.1(e)-1

                                  SCHEDULE 9.3

                                   INVESTMENTS

                 See attached chart (identical to Schedule 7.19)

                                     S9.3-1

                                                                       EXHIBIT A

                             [AMENDED AND RESTATED]

                              REVOLVING CREDIT NOTE

$_______________                                         Date: ______________

    FOR VALUE RECEIVED, the undersigned Boston Properties Limited Partnership, a Delaware limited partnership, and each of the other undersigned parties and other parties who are or from time to time become a Borrower under (and as defined in) the Revolving Credit Agreement referred to below ______________ (hereinafter, together with their respective successors in title and assigns, collectively called the "Borrower"), by this promissory note (hereinafter, called "this Note"), absolutely and unconditionally and jointly and severally promise to pay to the order of (hereinafter, together with its successors in title and assigns, called the "Bank"), the principal sum of _______________________________ Million and 00/100 Dollars ($___________), or
so much thereof as shall have been advanced by the Bank to the Borrower by way of Revolving Credit Loans under (and as defined in) the Revolving Credit Agreement and shall remain outstanding, such payment to be made as hereinafter provided, and to pay interest on the principal sum outstanding hereunder from time to time from and after the date hereof until the said principal sum or the unpaid portion thereof shall have become due and payable as hereinafter provided.

    Capitalized terms used herein without definition shall have the meanings set forth in the Revolving Credit Agreement.

    The unpaid principal (not at the time overdue) under this Note shall bear interest at the rate or rates from time to time in effect under the Revolving Credit Agreement. Accrued interest on the unpaid principal under this Note shall be payable on the dates specified in the Revolving Credit Agreement.

    On the Maturity Date there shall become absolutely due and payable by the Borrower hereunder, and the Borrower hereby promises to pay to the Bank, the balance (if any) of the principal hereof then remaining unpaid, all of the unpaid interest accrued hereon and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby.

    Each overdue amount (whether of principal, interest or otherwise) payable on or in respect of this Note or the indebtedness evidenced hereby shall (to the extent permitted by applicable law) bear interest at the rates and on the terms provided in the Revolving Credit Agreement. The unpaid interest accrued on each overdue amount in accordance with the foregoing terms of this paragraph shall become and be absolutely due and payable by the Borrower to Bank on demand by the Agent. Interest on each overdue amount will continue to accrue as provided by the foregoing terms of this paragraph, and will (to the extent permitted by applicable law) be compounded daily until the obligations of the Borrower in respect of the payment of such overdue amount shall be discharged (whether before or after judgment).

    Each payment of principal, interest or other sum payable on or in respect of this Note or the indebtedness evidenced hereby shall be made by the Borrower directly to the Agent in Dollars, for the account of the Bank, at the Agent's Head Office, on the due date of such payment, and in immediately available and freely transferable funds. All payments on or in respect of this Note or the indebtedness evidenced hereby shall be made without set-off or counterclaim and free and clear of and without any deductions, withholdings, restrictions or conditions of any nature.

    This Note is made and delivered by the Borrower to the Bank pursuant to a Third Amended and Restated Revolving Credit Agreement, dated as of January __, 2003, among (i) the Borrower, (ii) the Banks party thereto and (iii) the Bank[, in its capacity as a Bank and as Agent] (hereinafter, as originally executed, and as varied, supplemented, amended and/or restated, called the "Revolving Credit Agreement"). This Note evidences the obligations of the Borrower (a) to repay the principal amount of the Bank's Commitment Percentage of the Revolving Credit Loans made by the Bank to the Borrower pursuant to the Revolving Credit Agreement; (b) to pay interest, as herein provided, on the principal amount hereof remaining unpaid from time to time; and (c) to pay other amounts which may become due and payable hereunder or thereunder. Reference is hereby made to the Revolving Credit Agreement (including the EXHIBITS annexed thereto) for a complete statement of the terms thereof.

    The Borrower has the right to prepay the unpaid principal of this Note in full or in part upon the terms contained in the Revolving Credit Agreement. The Borrower has an obligation to prepay principal of this Note from time to time if and to the extent required under, and upon the terms contained in, the Revolving Credit Agreement. Any partial payment of the indebtedness evidenced by this Note shall be applied in accordance with the terms of the Revolving Credit Agreement.

    Pursuant to and upon the terms contained in Section 14 of the Revolving Credit Agreement, the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby may be declared to be immediately due and payable, whereupon the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby shall (if not already due and payable) forthwith become and be, or the same may, as provided in said Section 14, automatically become, due and payable to the Bank without presentment, demand, protest or any other formalities of any kind, all of which are hereby expressly and irrevocably waived by the Borrower, excepting only for notice expressly provided for in the Revolving Credit Agreement.

    All computations of interest payable as provided in this Note shall be made by the Agent on the basis of the actual number of days elapsed divided by 360. The interest rate in effect from time to time shall be determined in accordance with the terms of the Revolving Credit Agreement.

    Should all or any part of the indebtedness represented by this Note be collected by action at law, or in bankruptcy, insolvency, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, the Borrower hereby promises to pay to the holder of this Note, upon demand by the holder hereof at any time, in addition to principal, interest and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby, all court costs and attorneys' fees and all other collection charges and expenses reasonably incurred or sustained by the holder of this Note.

    The Borrower hereby irrevocably waives notice of acceptance, presentment, notice of nonpayment, protest, notice of protest, suit and all other conditions precedent in connection with the delivery, acceptance, collection and/or enforcement of this Note, except for notices expressly provided for in the Revolving Credit Agreement. The Borrower hereby absolutely and irrevocably consents and submits to the jurisdiction of the Courts of the Commonwealth of Massachusetts sitting in Suffolk County and of any Federal Court located in the Eastern District of Massachusetts in connection with any actions or proceedings brought against the Borrower by the holder hereof arising out of or relating to this Note. This Note may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

                  (Remainder of page intentionally left blank)

    This Note is intended to take effect as a sealed instrument. This Note and the obligations of the Borrower hereunder shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

    Each Borrower shall be jointly and severally liable for the full amount owing under this Note.

    IN WITNESS WHEREOF, this REVOLVING CREDIT NOTE has been duly executed by the undersigned on the day and in the year first above written in Boston, Massachusetts.

                                 332 HARTWELL AVENUE, LEXINGTON, MA**

                                 MBZ-LEX TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              -------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer

----------
** The designation of the specific Real Estate Asset or Assets owned by any signatory to this Agreement or any other Loan Document is for informational purposes only and does not in any way limit the joint and several liability of each Borrower, for so long as it is a Borrower, for the Obligations.

                                 WALTHAM OFFICE CENTER, WALTHAM, MA

                                 ZEE EM TRUST II

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              -------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer

                                 204 SECOND AVENUE, WALTHAM, MA

                                 WP TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              -------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer


                                 170 TRACER LANE, WALTHAM, MA

                                 TRACER LANE TRUST II

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              -------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer

                                 33 HAYDEN AVENUE, LEXINGTON, MA

                                 HAYDEN OFFICE TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              -------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer


                                 92 AND 100 HAYDEN AVENUE, LEXINGTON, MA

                                 92 HAYDEN AVENUE TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              -------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer

                                 LEXINGTON OFFICE PARK, 420-430 BEDFORD STREET, LEXINGTON, MA

                                 ELANDZEE TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              -------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer


                                 40-46 HARVARD STREET, WESTWOOD, MA

                                 40-46 HARVARD STREET TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              -------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer

                                 17 HARTWELL AVENUE, LEXINGTON, MA

                                 ZEE BEE TRUST II

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              -------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer


                                 ONE CAMBRIDGE CENTER, CAMBRIDGE, MA

                                 ONE CAMBRIDGE CENTER TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              -------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer

                                 THREE CAMBRIDGE CENTER, CAMBRIDGE, MA

                                 THREE CAMBRIDGE CENTER TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              -------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer


                                 ELEVEN CAMBRIDGE CENTER, CAMBRIDGE, MA

                                 ELEVEN CAMBRIDGE CENTER TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              -------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer

                                 FOURTEEN CAMBRIDGE CENTER, CAMBRIDGE, MA

                                 FOURTEEN CAMBRIDGE CENTER TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              -------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer


                                 500 E STREET, S.W., WASHINGTON, D.C.

                                 SCHOOL STREET ASSOCIATES LIMITED PARTNERSHIP

                                 By:  Boston Properties LLC, its sole general
                                      partner

                                      By:  Boston Properties Limited
                                           Partnership, its managing member

                                           By:  Boston Properties, Inc., its
                                                general partner

                                                By: /s/ Douglas T. Linde
                                                   -------------------(SEAL)
                                                   Douglas T. Linde
                                                   Senior Vice President and
                                                   Chief Financial Officer

                                 LONG WHARF MARRIOTT, BOSTON, MA

                                 DOWNTOWN BOSTON PROPERTIES TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                                By: /s/ Douglas T. Linde
                                                   -------------------(SEAL)
                                                   Douglas T. Linde
                                                   Senior Vice President and
                                                   Chief Financial Officer


                                 CAMBRIDGE CENTER MARRIOTT, CAMBRIDGE, MA

                                 TWO CAMBRIDGE CENTER TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              -------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer

                                 DECOVERLY TWO, ROCKVILLE, MD

                                 DECOVERLY TWO LIMITED PARTNERSHIP

                                 By:  Boston Properties LLC, its general partner

                                      By:  Boston Properties Limited
                                           Partnership, its Managing Member

                                           By:  Boston Properties, Inc., its
                                                general partner

                                                By: /s/ Douglas T. Linde
                                                   -------------------(SEAL)
                                                   Douglas T. Linde
                                                   Senior Vice President and
                                                   Chief Financial Officer


                                 THE CANDLER BUILDING, 111 MARKET PLACE,
                                 BALTIMORE, MD

                                 CANDLER ASSOCIATES L.L.C.

                                 By:  Boston Properties Limited Partnership,
                                      its managing member

                                      By:  Boston Properties, Inc., its general
                                           partner

                                           By: /s/ Douglas T. Linde
                                              -------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer

                                 104 CARNEGIE CENTER, PRINCETON, NJ

                                 CARNEGIE CENTER ASSOCIATES

                                 By: Boston Properties Limited Partnership, its general partner

                                      By:  Boston Properties, Inc., its general
                                           partner

                                           By: /s/ Douglas T. Linde
                                              -------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer


                                 105 CARNEGIE CENTER, PRINCETON, NJ

                                 CARNEGIE CENTER ASSOCIATES

                                 By: Boston Properties Limited Partnership, its general partner

                                      By:  Boston Properties, Inc., its general
                                           partner

                                           By: /s/ Douglas T. Linde
                                              -------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer

                                 210 CARNEGIE CENTER, PRINCETON, NJ

                                 210 ASSOCIATES LIMITED PARTNERSHIP

                                 By:  Boston Properties LLC, its general partner

                                      By:  Boston Properties Limited
                                           Partnership, its managing member

                                           By:  Boston Properties, Inc., its
                                                general partner

                                                By: /s/ Douglas T. Linde
                                                   -------------------(SEAL)
                                                   Douglas T. Linde
                                                   Senior Vice President and
                                                   Chief Financial Officer


                                 211 CARNEGIE CENTER, PRINCETON, NJ

                                 211 ASSOCIATES LIMITED PARTNERSHIP

                                 By:  Boston Properties LLC, its general partner

                                      By:  Boston Properties Limited
                                           Partnership, its managing member

                                           By:  Boston Properties, Inc., its
                                                general partner

                                                By: /s/ Douglas T. Linde
                                                   -------------------(SEAL)
                                                   Douglas T. Linde
                                                   Senior Vice President and
                                                   Chief Financial Officer

                                 CAMBRIDGE CENTER NORTH GARAGE, CAMBRIDGE, MA

                                 CAMBRIDGE CENTER NORTH TRUST

                                 By: Boston Properties Limited Partnership, its beneficiary

                                      By:  Boston Properties, Inc., its general
                                           partner

                                           By: /s/ Douglas T. Linde
                                              -------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer


                                 9509 KEY WEST AVENUE, DECOVERLY SEVEN,
                                 ROCKVILLE, MD

                                 DECOVERLY SEVEN LIMITED PARTNERSHIP

                                 By:  Boston Properties LLC, its general partner

                                      By:  Boston Properties Limited
                                           Partnership, its managing member

                                           By:  Boston Properties, Inc., its
                                                general partner

                                                By: /s/ Douglas T. Linde
                                                   -------------------(SEAL)
                                                   Douglas T. Linde
                                                   Senior Vice President and
                                                   Chief Financial Officer

                                 ONE TOWER CENTER, EAST BRUNSWICK, NJ

                                 SCV PARTNERS

                                 By:  BP III LLC, its general partner

                                      By:  Boston Properties Limited
                                           Partnership, its managing member

                                           By:  Boston Properties, Inc., its
                                                general partner

                                                By: /s/ Douglas T. Linde
                                                   ----------------------(SEAL)
                                                   Douglas T. Linde
                                                   Senior Vice President and
                                                   Chief Financial Officer


                                 201 CARNEGIE CENTER, PRINCETON, NJ

                                 PRINCETON CHILDCARE ASSOCIATES
                                 LIMITED PARTNERSHIP

                                 By:  Boston Properties LLC, its sole general
                                      partner

                                      By:  Boston Properties Limited
                                           Partnership, its managing member

                                           By:  Boston Properties, Inc., its
                                                general partner

                                                By: /s/ Douglas T. Linde
                                                   -------------------(SEAL)
                                                   Douglas T. Linde
                                                   Senior Vice President and
                                                   Chief Financial Officer


                                 399 PARK AVENUE, NEW YORK, NY

                                 195 WEST STREET, WALTHAM, MA

                                 7435 BOSTON BOULEVARD, BUILDING ONE,
                                 SPRINGFIELD, VA

                                 7451 BOSTON BOULEVARD, BUILDING TWO,
                                 SPRINGFIELD, VA

                                 7374 BOSTON BOULEVARD, BUILDING FOUR,
                                 SPRINGFIELD, VA

                                 8000 GRAINGER COURT, BUILDING FIVE,
                                 SPRINGFIELD, VA

                                 7500 BOULEVARD, BUILDING SIX,
                                 SPRINGFIELD, VA

                                 7501 BOSTON BOULEVARD, BUILDING SEVEN,
                                 SPRINGFIELD, VA

                                 7601 BOSTON BOULEVARD, BUILDING EIGHT,
                                 SPRINGFIELD, VA

                                 7375 BOSTON BOULEVARD, BUILDING TEN,
                                 SPRINGFIELD, VA

                                 7300 BOSTON BOULEVARD, BUILDING THIRTEEN,
                                 SPRINGFIELD, VA

                                 8000 CORPORATE COURT, BUILDING ELEVEN,
                                 SPRINGFIELD, VA

                                 38 CABOT BOULEVARD, BUCKS COUNTY, PA

                                 365 HERNDON PARKWAY (SUGARLAND I),
                                 HERNDON, VA

                                 397 HERNDON PARKWAY (SUGARLAND II),
                                 HERNDON, VA

                                 164 LEXINGTON ROAD, BILLERICA, MA

                                 THE ARBORETUM, 12700 SUNRISE VALLEY DRIVE,
                                 RESTON, VA

                                 502 CARNEGIE CENTER, PRINCETON, NJ

                                 RESIDENCE INN, CAMBRIDGE, MA

                                 212 CARNEGIE CENTER, PRINCETON, NJ

                                 NEWPORT OFFICE CENTER, QUINCY, MA

                                 ORBITAL SCIENCES - PHASE I, DULLES, VA

                                 DECOVERLY THREE, 15204 OMEGA DRIVE, ROCKVILLE,
                                 MD

                                 7450 BOSTON BOULEVARD, BUILDING THREE,
                                 SPRINGFIELD, VA

                                 200 WEST STREET, WALTHAM, MA

                                 Broad Run Business Park Building E,
                                 MORAN ROAD, LEESBURG VA 20175

                                 BOSTON PROPERTIES LIMITED PARTNERSHIP


                                 By: Boston Properties, Inc., its sole general partner

                                      By: /s/ Douglas T. Linde
                                         -------------------------(SEAL)
                                         Douglas T. Linde
                                         Senior Vice President and
                                         Chief Financial Officer

                                                                     EXHIBIT A-1

                                 SWINGLINE NOTE

$60,000,000                                       Date:  January __, 2003

    FOR VALUE RECEIVED, the undersigned Boston Properties Limited Partnership, a Delaware limited partnership, and each of the other undersigned parties and other parties who are or from time to time become a Borrower under (and as defined in) the Revolving Credit Agreement referred to below (hereinafter, together with their respective successors in title and assigns, collectively called the "Borrower"), by this promissory note (hereinafter, called "this Note"), absolutely and unconditionally and jointly and severally promise to pay to the order of FLEET NATIONAL BANK (hereinafter, together with its successors in title and assigns, called the "Bank"), the principal sum of Sixty Million and 00/100 Dollars ($60,000,000), or so much thereof as shall have been advanced by the Bank to the Borrower by way of Swingline Loans under (and as defined in) the Revolving Credit Agreement and shall remain outstanding, such payment to be made as hereinafter provided, and to pay interest on the principal sum outstanding hereunder from time to time from and after the date hereof until the said principal sum or the unpaid portion thereof shall have become due and payable as hereinafter provided.

    Capitalized terms used herein without definition shall have the meanings set forth in the Revolving Credit Agreement.

    The unpaid principal (not at the time overdue) under this Note shall bear interest at the rate or rates from time to time in effect under the Revolving Credit Agreement. Accrued interest on the unpaid principal under this Note shall be payable on the dates specified in the Revolving Credit Agreement.

    On the maturity date of any particular Swingline Loan as provided in the Revolving Credit Agreement, and in any event on the Maturity Date, there shall become absolutely due and payable by the Borrower hereunder, and the Borrower hereby promises to pay to the Bank, the balance (if any) of the principal hereof then remaining unpaid, all of the unpaid interest accrued hereon and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby.

    Each overdue amount (whether of principal, interest or otherwise) payable on or in respect of this Note or the indebtedness evidenced hereby shall (to the extent permitted by applicable law) bear interest at the rates and on the terms provided in the Revolving Credit Agreement. The unpaid interest accrued on each overdue amount in accordance with the foregoing terms of this paragraph shall become and be absolutely due and payable by the Borrower to Bank on demand by the Agent. Interest on each overdue

                                      A-1-1
amount will continue to accrue as provided by the foregoing terms of this paragraph, and will (to the extent permitted by applicable law) be compounded daily until the obligations of the Borrower in respect of the payment of such overdue amount shall be discharged (whether before or after judgment).

    Each payment of principal, interest or other sum payable on or in respect of this Note or the indebtedness evidenced hereby shall be made by the Borrower directly to the Agent in Dollars, for the account of the Bank, at the Agent's Head Office, on the due date of such payment, and in immediately available and freely transferable funds. All payments on or in respect of this Note or the indebtedness evidenced hereby shall be made without set-off or counterclaim and free and clear of and without any deductions, withholdings, restrictions or conditions of any nature.

    This Note is made and delivered by the Borrower to the Bank pursuant to a Third Amended and Restated Revolving Credit Agreement, dated as of January __, 2003, among (i) the Borrower, (ii) the Banks party thereto and (iii) the Bank, in its capacity as a Bank and as Agent (hereinafter, as originally executed, and as varied, supplemented, amended and/or restated, called the "Revolving Credit Agreement"). This Note evidences the obligations of the Borrower (a) to repay the principal amount of the Swingline Loans made by the Bank to the Borrower pursuant to the Revolving Credit Agreement; (b) to pay interest, as herein provided, on the principal amount hereof remaining unpaid from time to time; and
(c) to pay other amounts which may become due and payable hereunder or thereunder. Reference is hereby made to the Revolving Credit Agreement (including the EXHIBITS annexed thereto) for a complete statement of the terms thereof.

    The Borrower has the right to prepay the unpaid principal of this Note in full or in part upon the terms contained in the Revolving Credit Agreement. The Borrower has an obligation to prepay principal of this Note from time to time if and to the extent required under, and upon the terms contained in, the Revolving Credit Agreement. Any partial payment of the indebtedness evidenced by this Note shall be applied in accordance with the terms of the Revolving Credit Agreement.

    Pursuant to and upon the terms contained in Section 14 of the Revolving Credit Agreement, the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby may be declared to be immediately due and payable, whereupon the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby shall (if not already due and payable) forthwith become and be, or the same may, as provided in said Section 14, automatically become, due and payable to the Bank without presentment, demand, protest or any other formalities of any kind, all of which are hereby expressly and irrevocably

                                      A-1-2
waived by the Borrower, excepting only for notice expressly provided for in the Revolving Credit Agreement.

    All computations of interest payable as provided in this Note shall be made by the Agent on the basis of the actual number of days elapsed divided by 360. The interest rate in effect from time to time shall be determined in accordance with the terms of the Revolving Credit Agreement.

    Should all or any part of the indebtedness represented by this Note be collected by action at law, or in bankruptcy, insolvency, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, the Borrower hereby promises to pay to the holder of this Note, upon demand by the holder hereof at any time, in addition to principal, interest and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby, all court costs and attorneys' fees and all other collection charges and expenses reasonably incurred or sustained by the holder of this Note.

    The Borrower hereby irrevocably waives notice of acceptance, presentment, notice of nonpayment, protest, notice of protest, suit and all other conditions precedent in connection with the delivery, acceptance, collection and/or enforcement of this Note, except for notices expressly provided for in the Revolving Credit Agreement. The Borrower hereby absolutely and irrevocably consents and submits to the jurisdiction of the Courts of the Commonwealth of Massachusetts sitting in Suffolk County and of any Federal Court located in the Eastern District of Massachusetts in connection with any actions or proceedings brought against the Borrower by the holder hereof arising out of or relating to this Note. This Note may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.


                  (Remainder of page intentionally left blank)

                                      A-1-3

    This Note is intended to take effect as a sealed instrument. This Note and the obligations of the Borrower hereunder shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

    Each Borrower shall be jointly and severally liable for the full amount owing under this Note.

    IN WITNESS WHEREOF, this SWINGLINE NOTE has been duly executed by the undersigned on the day and in the year first above written in Boston, Massachusetts.

                                 332 HARTWELL AVENUE, LEXINGTON, MA**

                                 MBZ-LEX TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              ----------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer


                                 WALTHAM OFFICE CENTER, WALTHAM, MA

                                 ZEE EM TRUST II

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              ----------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President

----------
** The designation of the specific Real Estate Asset or Assets owned by any signatory to this Agreement or any other Loan Document is for informational purposes only and does not in any way limit the joint and several liability of each Borrower, for so long as it is a Borrower, for the Obligations.

                                      A-1-4
                                              and Chief Financial Officer

                                      A-1-5

                                 204 SECOND AVENUE, WALTHAM, MA

                                 WP TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              ----------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer


                                 170 TRACER LANE, WALTHAM, MA

                                 TRACER LANE TRUST II

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              ----------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer

                                      A-1-6

                                 33 HAYDEN AVENUE, LEXINGTON, MA

                                 HAYDEN OFFICE TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              ----------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer


                                 92 AND 100 HAYDEN AVENUE, LEXINGTON, MA

                                 92 HAYDEN AVENUE TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              ----------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer

                                      A-1-7

                                 LEXINGTON OFFICE PARK, 420-430 BEDFORD STREET, LEXINGTON, MA

                                 ELANDZEE TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              ----------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer


                                 40-46 HARVARD STREET, WESTWOOD, MA

                                 40-46 HARVARD STREET TRUST

                                 By:  Boston Properties Limited Partnership,
                                 its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              ----------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer

                                      A-1-8

                                 17 HARTWELL AVENUE, LEXINGTON, MA

                                 ZEE BEE TRUST II

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              ----------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer


                                 ONE CAMBRIDGE CENTER, CAMBRIDGE, MA

                                 ONE CAMBRIDGE CENTER TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              ----------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer

                                      A-1-9

                                 THREE CAMBRIDGE CENTER, CAMBRIDGE, MA

                                 THREE CAMBRIDGE CENTER TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              ----------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer


                                 ELEVEN CAMBRIDGE CENTER, CAMBRIDGE, MA

                                 ELEVEN CAMBRIDGE CENTER TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              ----------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer

                                     A-1-10

                                 FOURTEEN CAMBRIDGE CENTER, CAMBRIDGE, MA

                                 FOURTEEN CAMBRIDGE CENTER TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              ----------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer


                                 500 E STREET, S.W., WASHINGTON, D.C.

                                 SCHOOL STREET ASSOCIATES LIMITED PARTNERSHIP

                                 By:  Boston Properties LLC, its sole general
                                      partner

                                      By:  Boston Properties Limited
                                           Partnership, its managing member

                                           By:  Boston Properties, Inc., its
                                                general partner

                                                By: /s/ Douglas T. Linde
                                                   ----------------------(SEAL)
                                                   Douglas T. Linde
                                                   Senior Vice President and
                                                   Chief Financial Officer

                                     A-1-11

                                 LONG WHARF MARRIOTT, BOSTON, MA

                                 DOWNTOWN BOSTON PROPERTIES TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              ----------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer


                                 CAMBRIDGE CENTER MARRIOTT, CAMBRIDGE, MA

                                 TWO CAMBRIDGE CENTER TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              ----------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer

                                     A-1-12

                                 DECOVERLY TWO, ROCKVILLE, MD

                                 DECOVERLY TWO LIMITED PARTNERSHIP

                                 By:  Boston Properties LLC, its general partner

                                      By:  Boston Properties Limited
                                           Partnership, its Managing Member

                                           By:  Boston Properties, Inc., its
                                                general partner

                                                By: /s/ Douglas T. Linde
                                                   ----------------------(SEAL)
                                                   Douglas T. Linde
                                                   Senior Vice President and
                                                   Chief Financial Officer

                                 THE CANDLER BUILDING, 111 MARKET PLACE,
                                 BALTIMORE, MD

                                 CANDLER ASSOCIATES L.L.C.

                                 By:  Boston Properties Limited Partnership,
                                      its managing member

                                      By:  Boston Properties, Inc., its general
                                           partner

                                           By: /s/ Douglas T. Linde
                                              ----------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer

                                     A-1-13

                                 104 CARNEGIE CENTER, PRINCETON, NJ

                                 CARNEGIE CENTER ASSOCIATES

                                 By: Boston Properties Limited Partnership, its general partner

                                      By:  Boston Properties, Inc., its general
                                           partner

                                           By: /s/ Douglas T. Linde
                                              ----------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer


                                 105 CARNEGIE CENTER, PRINCETON, NJ

                                 CARNEGIE CENTER ASSOCIATES

                                 By: Boston Properties Limited Partnership, its general partner

                                      By:  Boston Properties, Inc., its general
                                           partner

                                           By: /s/ Douglas T. Linde
                                              ----------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer

                                     A-1-14

                                 210 CARNEGIE CENTER, PRINCETON, NJ

                                 210 ASSOCIATES LIMITED PARTNERSHIP

                                 By:  Boston Properties LLC, its general partner

                                      By:  Boston Properties Limited
                                           Partnership, its managing member

                                           By:  Boston Properties, Inc., its
                                                general partner

                                                By: /s/ Douglas T. Linde
                                                   ----------------------(SEAL)
                                                   Douglas T. Linde
                                                   Senior Vice President and
                                                   Chief Financial Officer


                                 211 CARNEGIE CENTER, PRINCETON, NJ

                                 211 ASSOCIATES LIMITED PARTNERSHIP

                                 By:  Boston Properties LLC, its general partner

                                      By:  Boston Properties Limited
                                           Partnership, its managing member

                                           By:  Boston Properties, Inc., its
                                                general partner

                                                By: /s/ Douglas T. Linde
                                                   ----------------------(SEAL)
                                                   Douglas T. Linde
                                                   Senior Vice President and
                                                   Chief Financial Officer

                                     A-1-15

                                 CAMBRIDGE CENTER NORTH GARAGE, CAMBRIDGE, MA

                                 CAMBRIDGE CENTER NORTH TRUST

                                 By: Boston Properties Limited Partnership, its beneficiary

                                      By:  Boston Properties, Inc., its general
                                           partner

                                           By: /s/ Douglas T. Linde
                                              ----------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer


                                 9509 KEY WEST AVENUE, DECOVERLY SEVEN,
                                 ROCKVILLE, MD

                                 DECOVERLY SEVEN LIMITED PARTNERSHIP

                                 By:  Boston Properties LLC, its general partner

                                      By:  Boston Properties Limited
                                           Partnership, its managing member

                                           By:  Boston Properties, Inc., its
                                                general partner

                                                By: /s/ Douglas T. Linde
                                                   ----------------------(SEAL)
                                                   Douglas T. Linde
                                                   Senior Vice President and
                                                   Chief Financial Officer

                                     A-1-16

                                 ONE TOWER CENTER, EAST BRUNSWICK, NJ

                                 SCV PARTNERS

                                 By:  BP III LLC, its general partner

                                      By:  Boston Properties Limited
                                           Partnership, its managing member

                                           By:  Boston Properties, Inc., its
                                                general partner

                                                By: /s/ Douglas T. Linde
                                                   ----------------------(SEAL)
                                                   Douglas T. Linde
                                                   Senior Vice President and
                                                   Chief Financial Officer


                                 201 CARNEGIE CENTER, PRINCETON, NJ

                                 PRINCETON CHILDCARE ASSOCIATES
                                 LIMITED PARTNERSHIP

                                 By:  Boston Properties LLC, its sole general
                                      partner

                                      By:  Boston Properties Limited
                                           Partnership, its managing member

                                           By:  Boston Properties, Inc., its
                                                general partner

                                                By: /s/ Douglas T. Linde
                                                   ----------------------(SEAL)
                                                   Douglas T. Linde
                                                   Senior Vice President and
                                                   Chief Financial Officer


                                 399 PARK AVENUE, NEW YORK, NY

                                 195 WEST STREET, WALTHAM, MA

                                 7435 BOSTON BOULEVARD, BUILDING ONE,
                                 SPRINGFIELD, VA

                                     A-1-17

                                 7451 BOSTON BOULEVARD, BUILDING TWO,
                                 SPRINGFIELD, VA

                                 7374 BOSTON BOULEVARD, BUILDING FOUR,
                                 SPRINGFIELD, VA

                                 8000 GRAINGER COURT, BUILDING FIVE,
                                 SPRINGFIELD, VA

                                 7500 BOULEVARD, BUILDING SIX,
                                 SPRINGFIELD, VA

                                 7501 BOSTON BOULEVARD, BUILDING SEVEN,
                                 SPRINGFIELD, VA

                                 7601 BOSTON BOULEVARD, BUILDING EIGHT,
                                 SPRINGFIELD, VA

                                 7375 BOSTON BOULEVARD, BUILDING TEN,
                                 SPRINGFIELD, VA

                                 7300 BOSTON BOULEVARD, BUILDING THIRTEEN,
                                 SPRINGFIELD, VA

                                 8000 CORPORATE COURT, BUILDING ELEVEN,
                                 SPRINGFIELD, VA

                                 38 CABOT BOULEVARD, BUCKS COUNTY, PA

                                 365 HERNDON PARKWAY (SUGARLAND I),
                                 HERNDON, VA

                                 397 HERNDON PARKWAY (SUGARLAND II),
                                 HERNDON, VA

                                 164 LEXINGTON ROAD, BILLERICA, MA

                                 THE ARBORETUM, 12700 SUNRISE VALLEY DRIVE,
                                 RESTON, VA

                                 502 CARNEGIE CENTER, PRINCETON, NJ

                                 RESIDENCE INN, CAMBRIDGE, MA

                                     A-1-18

                                 212 CARNEGIE CENTER, PRINCETON, NJ

                                 NEWPORT OFFICE CENTER, QUINCY, MA

                                 ORBITAL SCIENCES - PHASE I, DULLES, VA

                                 DECOVERLY THREE, 15204 OMEGA DRIVE, ROCKVILLE,
                                 MD

                                 7450 BOSTON BOULEVARD, BUILDING THREE,
                                 SPRINGFIELD, VA

                                 200 WEST STREET, WALTHAM, MA

                                 Broad Run Business Park Building E,
                                 MORAN ROAD, LEESBURG VA 20175

                                 BOSTON PROPERTIES LIMITED PARTNERSHIP


                                 By: Boston Properties, Inc., its sole general partner

                                      By: /s/ Douglas T. Linde
                                         ----------------------(SEAL)
                                         Douglas T. Linde
                                         Senior Vice President and
                                         Chief Financial Officer

                                     A-1-19

                                                                       EXHIBIT B

                                  LOAN REQUEST

    This Loan Request is made pursuant to Section 2.4/Section 2.5/Section 2.8 of the Third Amended and Restated Revolving Credit Agreement dated as of January __, 2003 among Boston Properties Limited Partnership (the "Borrower"), Fleet National Bank individually and as Agent, and certain other Banks as provided therein (as the same may be amended from time to time, the "Credit Agreement"). Unless otherwise defined herein, the terms used in this Loan Request have the meanings described in the Credit Agreement.

    Each Loan Request submitted by the Borrower shall be a request for a single Loan or Letter of Credit.

1.  The Borrower hereby requests (check each applicable item):

    / / New Revolving Credit Loan ($_______________)
    / / New Swingline Loan ($______________)
    / / Conversion of Existing Revolving Credit Loan ($_______________)
          (Current Interest Period ending on _________, 20__)
    / / Continuation of Existing Revolving Credit Loan ($_______________)
           (Current Interest Period ending on _________, 20__)
    / / Letter of Credit (Fronting Bank is _____________)

2.  The Type of Loan being requested in this Loan Request (if any) is:

    / / Prime Rate Loan
    / / Eurodollar Rate Loan

3. The aggregate principal amount of the Loan or the amount of the Letter of Credit requested (whether by way of a new advance, continuation or conversion) in this Loan Request is:

    $
     ------------------

4. The proposed Drawdown Date of the Revolving Credit Loan, drawdown date of the Swingline Loan or the date of issue, extension or renewal of the Letter of Credit requested in this Loan Request is:

    ___________________, 20__

5. The Interest Period requested for the Loan requested in this Loan Request (if any) is:

    _________________ through __________________.


    WITNESS my hand this ____ day of _____________, 20__.

                                 BOSTON PROPERTIES LIMITED
                                 PARTNERSHIP, for itself and as agent for each other Borrower

                                 By:  Boston Properties, Inc., its
                                      general partner

                                 By:
                                    --------------------------------------
                                    Title:

                                    EXHIBIT C

                (Exhibit C consists of Exhibits C-1 through C-7)

                                                                     EXHIBIT C-1

         COMPLIANCE CERTIFICATE OF CHIEF FINANCIAL OFFICER, TREASURER OR
                                   CONTROLLER
                                 (Loan Request)

    The undersigned (collectively, the "Borrower") HEREBY CERTIFIES THAT:

    This Compliance Certificate is furnished pursuant to Section 2.4(iv)(c),
Section 2.8, Section 2.9, Section 3.1.1 and/or Section 13.1 of the Third Amended and Restated Revolving Credit Agreement dated as of January __, 2003 among the Borrower, Fleet National Bank, individually and as Agent, and certain other Banks as provided therein (as the same may be amended from time to time, the "Credit Agreement"). Unless otherwise defined herein, the terms used in this Compliance Certificate and Schedule 1 attached hereto have the meanings described in the Credit Agreement.

    Schedule 1 attached hereto sets forth the financial data and computations evidencing the Borrower's compliance with the covenants contained in Section 10 of the Credit Agreement and with the definition of Borrowing Base Availability on a pro-forma basis after giving effect to the requested Loan and/or Letter of Credit, all of which data and computations, to the best knowledge and belief of the chief financial officer or treasurer executing and delivering this Compliance Certificate on behalf of the Borrower (the "Chief Financial Officer" or "Treasurer", as the case may be), are true, complete and correct.

    The activities of the Borrower, BPI and their respective Subsidiaries since the date of the last Compliance Certificate submitted by the Borrower to the Agent have been reviewed by the Chief Financial Officer/Treasurer and/or by employees or agents under his/her immediate supervision. Based upon such review, to the best knowledge and belief of the Chief Financial Officer/Treasurer, both before and after giving effect to the requested Loan and/or Letter of Credit,
(1) no Default or Event of Default exists on the date hereof or will exist under the Credit Agreement or any other Loan Document on the Drawdown Date (or drawdown date) of such Loan or the date of [issue] [extension or renewal] of such Letter of Credit, and (2) after taking into account such requested Loan or Letter of Credit, no Default or Event of Default will exist as of the Drawdown Date or drawdown date of such Loan or date of [issue] [extension or renewal] of such Letter of Credit.

    To the best knowledge and belief of the Chief Financial Officer/Treasurer, each of the representations and warranties of the Borrower and BPI contained in the Credit

                                      C-1-1

Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement was true as of the date as of which they were made and is also true at and as of the date hereof and will be true at and as of the time of the making of the requested Loan or the [issuance] [extension or renewal] of the requested Letter of Credit, with the same effect as if made at and as of that time except to the extent that such representations and warranties relate expressly to an earlier date.

    The Chief Financial Officer/Treasurer/Controller certifies that he/she is authorized to execute and deliver this Compliance Certificate on behalf of each Borrower.

    WITNESS my hand this _ day of _______________, 20__

                                 BOSTON PROPERTIES LIMITED
                                 PARTNERSHIP, for itself and as agent for each other Borrower


                                 By:  Boston Properties, Inc., its
                                      general partner


                                 By:
                                    -------------------------------
                                    Title:

                                      C-1-2

                                                                     EXHIBIT C-2

                COMPLIANCE CERTIFICATE OF CHIEF FINANCIAL OFFICER
                         (Borrower Financial Statements)

    The undersigned (the "Borrower") HEREBY CERTIFIES THAT:

    This Compliance Certificate is furnished pursuant to Section 8.4(e) of the Third Amended and Restated Revolving Credit Agreement dated as of January __, 2003 among the Borrower, Fleet National Bank, individually and as Agent, and certain other Banks as provided therein (as the same may be amended from time to time, the "Credit Agreement"). Unless otherwise defined herein, the terms used in this Compliance Certificate and Schedule 1 attached hereto have the meanings described in the Credit Agreement.

    As required by Section 8.4(e) of the Credit Agreement, financial statements of the Borrower and its respective subsidiaries (as defined in the Credit Agreement) for the [year] [quarter] ended 20_ (the "Financial Statements") prepared in accordance with GAAP (subject, in the case of quarterly statements, to year-end adjustments none of which are anticipated to be materially adverse, except as specifically disclosed in this Compliance Certificate) accompany this Compliance Certificate. The Financial Statements present fairly the financial position of the Borrower and its subsidiaries (as defined in the Credit Agreement) as at the date thereof and the results of operations of the Borrower and its subsidiaries for the period covered thereby.

    Schedule 1 attached hereto sets forth the financial data and computations evidencing the Borrower's compliance with the covenants contained in Section 10 of the Credit Agreement, all of which data and computations, to the best knowledge and belief of the chief financial officer executing and delivering this Compliance Certificate on behalf of the Borrower (the "Chief Financial Officer"), are true, complete and correct.

    The activities of the Borrower and its Subsidiaries (as defined in the Credit Agreement) during the period covered by the Financial Statements have been reviewed by the Chief Financial Officer and/or by employees or agents under his immediate supervision. Based upon such review, during the period covered by the Financial Statements, and as of the date of this Certificate, no Default or Event of Default has occurred and is continuing of which (i) the Borrower has knowledge, and (ii) the Agent has not previously given notice, except as specifically disclosed in this Compliance Certificate.

    The Chief Financial Officer certifies that he is authorized to execute and deliver

                                      C-2-1
this Compliance Certificate on behalf of the Borrower.

    WITNESS our hands this ____ day of ___________________, 20__.

                                 BOSTON PROPERTIES LIMITED
                                 PARTNERSHIP, for itself and as agent for each other Borrower


                                 By:  Boston Properties, Inc., its
                                      general partner


                                 By:
                                    --------------------------------
                                        Title:  Chief Financial Officer

                                      C-2-2

                                                                     EXHIBIT C-3

                            [Intentionally Omitted.]

                                      C-3-1

                                                                     EXHIBIT C-4

              COMPLIANCE CERTIFICATE OF CHIEF FINANCIAL OFFICER OR
                                    TREASURER

               (Disposition/Removal of Borrowing Base Properties)

    The undersigned (the "Borrower") HEREBY CERTIFIES THAT: This Compliance Certificate is furnished pursuant to Section 8.14/Section 9.4(a) or (b)/Section
14.1 of the Third Amended and Restated Revolving Credit Agreement dated as of January __, 2003 among the Borrower, Fleet National Bank, individually and as Agent, and certain other Banks as provided therein (as the same may be amended from time to time, the "Credit Agreement"). The Borrower hereby gives the Agent notice of its intention to Sell a Borrowing Base Property or to grant an Indebtedness Lien on a Borrowing Base Property or remove a Borrowing Base Property from the Borrowing Base pursuant to Section 8.14/Section 9.4(a) or
(b)/Section 14.1 of the Credit Agreement. Unless otherwise defined herein, the terms used in this Compliance Certificate and Schedule 1 attached hereto have the meanings described in the Credit Agreement.

    Schedule 1 attached hereto sets forth the financial data and computations evidencing the Borrower's compliance with the covenants contained in Section 10 of the Credit Agreement on a PRO FORMA basis after giving effect to such proposed Sale, Indebtedness Lien or removal of a Real Estate Asset from the Borrowing Base and all liabilities, fixed or contingent, pursuant thereto, all of which data and computations, to the best knowledge and belief of the chief financial officer or treasurer executing and delivering this Compliance Certificate on behalf of the Borrower (the "Chief Financial Officer" or "Treasurer", as the case may be), are true, complete and correct.

    The activities of the Borrower, BPI and their respective Subsidiaries (as defined in the Credit Agreement) have been reviewed by the Chief Financial Officer/Treasurer and/or by employees or agents under his/her immediate supervision. Based upon such review, to the best knowledge and belief of the Chief Financial Officer/Treasurer, both before and after giving effect to the proposed Sale or Indebtedness Lien, no Default or Event of Default exists or will exist under any Loan Document.

    The Chief Financial Officer/Treasurer certifies that he/she is authorized to execute and deliver this Compliance Certificate on behalf of the Borrower and BPI.

                                      C-4-1

    WITNESS our hands this ____ day of _______________, 20__.

                                 BOSTON PROPERTIES LIMITED
                                 PARTNERSHIP, for itself and as agent for each other Borrower


                                 By:  Boston Properties, Inc., its
                                      general partner


                                 By:
                                    ----------------------------------
                                       Title:

                                      C-4-2

                                                                     EXHIBIT C-5

         COMPLIANCE CERTIFICATE OF CHIEF FINANCIAL OFFICER OR TREASURER (Designation of Real Estate Asset as a Borrowing Base Property)

    The undersigned (the "Borrower") HEREBY CERTIFIES THAT:

    This Compliance Certificate is furnished pursuant to the definition of "Borrowing Base Properties" set forth in Section 1.1 of the Third Amended and Restated Revolving Credit Agreement dated as of January __, 2003 among the Borrower, Fleet National Bank, individually and as Agent, and certain other Banks as provided therein (as the same may be amended from time to time, the "Credit Agreement"). The Borrower hereby gives the Agent notice of its intention to designate an Unencumbered Asset as a Borrowing Base Property pursuant to clause (f) of the definition of "Borrowing Base Properties" set forth in Section
1.1 of the Credit Agreement. Unless otherwise defined herein, the terms used in this Compliance Certificate and Schedule 1 attached hereto have the meanings described in the Credit Agreement.

    The designated Unencumbered Asset meets the criteria for Borrowing Base Properties set forth in Section 1.1 of the Credit Agreement [except ______________].

    Schedule 1 attached hereto sets forth the financial data and computations evidencing the Borrower's compliance with the covenants contained in Section 10 of the Credit Agreement on a PRO FORMA basis after giving effect to such proposed designation, all of which data and computations, to the best knowledge and belief of the chief financial officer or treasurer executing and delivering this Compliance Certificate on behalf of the Borrower (the "Chief Financial Officer" or "Treasurer", as the case may be), are true, complete and correct.

    The activities of the Borrower, BPI and their respective Subsidiaries (as defined in the Credit Agreement) have been reviewed by the Chief Financial Officer/Treasurer and/or by employees or agents under his/her immediate supervision. Based upon such review, to the best knowledge and belief of the Chief Financial Officer/Treasurer, both before and after giving effect to such designation, no Default or Event of Default exists or will exist under any Loan Document.

                                      C-5-1

    The Chief Financial Officer/Treasurer certifies that he/she is authorized to execute and deliver this Compliance Certificate on behalf of the Borrower and BPI.

    WITNESS our hands this ____ day of ____________, 200_.

                                 BOSTON PROPERTIES LIMITED
                                 PARTNERSHIP, for itself and as agent for each other Borrower

                                 By:  Boston Properties, Inc., its
                                      general partner

                                      By:
                                         -------------------------
                                         Title:

                                      C-5-2

                                                                     EXHIBIT C-6

              COMPLIANCE CERTIFICATE OF CHIEF FINANCIAL OFFICER OR
                                    TREASURER

                 (Subsidiary/Non-Borrower Indebtedness Default)

    The undersigned (the "Borrower") HEREBY CERTIFIES THAT: This Compliance Certificate is furnished pursuant to Section 14.1(f) of the Third Amended and Restated Revolving Credit Agreement dated as of January __, 2003 among the Borrower, Fleet National Bank, individually and as Agent, and certain other Banks as provided therein (as the same may be amended from time to time, the "Credit Agreement"). The Borrower hereby gives the Agent notice of a condition described in Section 14.1(f) of the Credit Agreement relating solely to a non-Borrower Subsidiary or Affiliate of the Borrower (the "Non-Borrower Entity"). Unless otherwise defined herein, the terms used in this Compliance Certificate and Schedule 1 attached hereto have the meanings described in the Credit Agreement.

    Schedule 1 attached hereto sets forth the financial data and computations evidencing the Borrower's compliance as of the date hereof with the covenants contained in Section 10 of the Credit Agreement on a PRO FORMA basis after excluding from the calculation of such covenants the Non-Borrower Entity and all Real Estate Assets owned by the Non-Borrower Entity, all of which data and computations, to the best knowledge and belief of the chief financial officer or treasurer executing and delivering this Compliance Certificate on behalf of the Borrower (the "Chief Financial Officer" or "Treasurer", as the case may be), are true, complete and correct.

    The activities of the Borrower, BPI and their respective Subsidiaries have been reviewed by the Chief Financial Officer/Treasurer and/or by employees or agents under his/her immediate supervision. Based upon such review, to the best knowledge and belief of the Chief Financial Officer/Treasurer, after giving effect to the exclusions discussed in the preceding paragraph, no Default or Event of Default exists or will exist.

    The Chief Financial Officer/Treasurer certifies that he/she is authorized to execute and deliver this Compliance Certificate on behalf of the Borrower and BPI.

                                      C-6-1

    WITNESS our hands this ____ day of _______________, 20__.

                                 BOSTON PROPERTIES LIMITED
                                 PARTNERSHIP, for itself and as agent for each other Borrower


                                 By:  Boston Properties, Inc., its
                                      general partner


                                 By:
                                    -------------------------------
                                       Title:

                                      C-6-2

                                                                     EXHIBIT C-7

                COMPLIANCE CERTIFICATE OF CHIEF FINANCIAL OFFICER

    The undersigned (the "Borrower") HEREBY CERTIFIES THAT:

    This Compliance Certificate is furnished pursuant to Section 12.17 of the Third Amended and Restated Revolving Credit Agreement dated as of January __, 2003 among the Borrower, Fleet National Bank, individually and as Agent, and certain other Banks as provided therein (as the same may be amended from time to time, the "Credit Agreement"). Unless otherwise defined herein, the terms used in this Compliance Certificate and Schedule 1 attached hereto have the meanings described in the Credit Agreement.

    Schedule 1 attached hereto sets forth, as of the date hereof, the financial data and computations evidencing the Borrower's compliance with the covenants contained in Section 10 of the Credit Agreement (both before and after giving effect to the borrowings to be made on the date hereof), all of which data and computations, to the best knowledge and belief of the chief financial officer executing and delivering this Compliance Certificate on behalf of the Borrower (the "Chief Financial Officer"), are true, complete and correct.

    The Chief Financial Officer certifies that he is authorized to execute and deliver this Compliance Certificate on behalf of the Borrower.

    WITNESS our hands this ____ day of ___________________, 200_.

                                 BOSTON PROPERTIES LIMITED
                                 PARTNERSHIP, for itself and as agent for each other Borrower


                                 By:  Boston Properties, Inc., its
                                      general partner


                                 By:
                                    -----------------------------------------
                                       Title:  Chief Financial Officer

                                      C-7-1

                                    EXHIBIT D

                (Exhibit D consists of Exhibits D-1 through D-4)

                                                                     EXHIBIT D-1

                              FORM OF BID RATE NOTE

$___________________                                Date: ______________,  20__


    FOR VALUE RECEIVED, the undersigned Boston Properties Limited Partnership, a Delaware limited partnership, and each of the other undersigned parties and other parties who are or from time to time become a Borrower under (and as defined in) the Revolving Credit Agreement referred to (and defined) below (hereinafter, together with their respective successors in title and assigns, collectively called the "Borrower"), by this promissory note (hereinafter, called "this Note"), absolutely and unconditionally and jointly and severally promise to pay to the order of __________________ (hereinafter, together with its successors in title and assigns, called the "Bank"), the principal sum of ______________________________ Dollars ($________________) on _________________,
20__, such payment to be made as hereinafter provided, and to pay interest on the principal sum outstanding hereunder from time to time from and after the date hereof until the said principal sum or the unpaid portion thereof shall have become due and payable as provided in the Bid Rate Advance Borrowing Notice dated __________________, 20__ and attached hereto as Exhibit A.

    Capitalized terms used herein without definition shall have the meanings set forth in the Revolving Credit Agreement.

    The unpaid principal (not at the time overdue) under this Note shall bear interest at the rate or rates from time to time in effect under the Revolving Credit Agreement. Accrued interest on the unpaid principal under this Note shall be payable on the dates specified in the Revolving Credit Agreement.

    On ____________________, 20__, the date of the final maturity of this Note, there shall become absolutely due and payable by the Borrower hereunder, and the Borrower hereby promises to pay to the Bank, the balance (if any) of the principal hereof then remaining unpaid, all of the unpaid interest accrued hereon and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby.

                                      D-1-1

    Each overdue amount (whether of principal, interest or otherwise) payable on or in respect of this Note or the indebtedness evidenced hereby shall (to the extent permitted by applicable law) bear interest at the rates and on the terms provided in the Revolving Credit Agreement. The unpaid interest accrued on each overdue amount in accordance with the foregoing terms of this paragraph shall become and be absolutely due and payable by the Borrower to Bank on demand by the Agent. Interest on each overdue amount will continue to accrue as provided by the foregoing terms of this paragraph, and will (to the extent permitted by applicable law) be compounded daily until the obligations of the Borrower in respect of the payment of such overdue amount shall be discharged (whether before or after judgment).

    Each payment of principal, interest or other sum payable on or in respect of this Note or the indebtedness evidenced hereby shall be made by the Borrower directly to the Agent in Dollars, for the account of the Bank, at the Agent's Head Office, on the due date of such payment, and in immediately available and freely transferable funds. All payments on or in respect of this Note or the indebtedness evidenced hereby shall be made without set-off or counterclaim and free and clear of and without any deductions, withholdings, restrictions or conditions of any nature.

    This Note is made and delivered by the Borrower to the Bank pursuant to a Third Amended and Restated Revolving Credit Agreement, dated as of January ___, 2003, among (i) the Borrower, (ii) the Banks party thereto (including the Bank) and (iii) the Agent (hereinafter, as originally executed, and as varied, supplemented, amended and/or restated, called the "Revolving Credit Agreement"). This Note evidences the obligations of the Borrower (a) to repay the principal amount of the Bid Rate Loan evidenced hereby; (b) to pay interest, as herein provided, on the principal amount hereof remaining unpaid from time to time; and
(c) to pay other amounts which may become due and payable hereunder or in connection herewith pursuant to the Revolving Credit Agreement. Reference is hereby made to the Revolving Credit Agreement (including the EXHIBITS annexed thereto) for a complete statement of the terms thereof.

    The Borrower has the right to prepay the unpaid principal of this Note in full or in part upon the terms contained in the Revolving Credit Agreement. The Borrower has an obligation to prepay principal of this Note from time to time if and to the extent required under, and upon the terms contained in, the Revolving Credit Agreement. Any partial payment of the indebtedness evidenced by this Note shall be applied in accordance with the terms of the Revolving Credit Agreement.

    Pursuant to and upon the terms contained in Section 14 of the Revolving Credit Agreement, the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby may be declared to be immediately due and payable, whereupon the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in

                                      D-1-2
respect of this Note or the indebtedness evidenced hereby shall (if not already due and payable) forthwith become and be, or the same may, as provided in said
Section 14, automatically become, due and payable to the Bank without presentment, demand, protest or any other formalities of any kind, all of which are hereby expressly and irrevocably waived by the Borrower, excepting only for notice expressly provided for in the Revolving Credit Agreement.

    All computations of interest payable as provided in this Note shall be made by the Agent on the basis of the actual number of days elapsed divided by 360. The interest rate in effect from time to time shall be determined in accordance with the terms of the Revolving Credit Agreement and the provisions of Section
2.9 thereof.

    Should all or any part of the indebtedness represented by this Note be collected by action at law, or in bankruptcy, insolvency, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, the Borrower hereby promises to pay to the holder of this Note, upon demand by the holder hereof at any time, in addition to principal, interest and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby, all court costs and attorneys' fees and all other collection charges and expenses reasonably incurred or sustained by the holder of this Note.

    The Borrower hereby irrevocably waives notice of acceptance, presentment, notice of nonpayment, protest, notice of protest, suit and all other conditions precedent in connection with the delivery, acceptance, collection and/or enforcement of this Note, except for notices expressly provided for in the Revolving Credit Agreement. The Borrower hereby absolutely and irrevocably consents and submits to the jurisdiction of the Courts of the Commonwealth of Massachusetts sitting in Suffolk County and of any Federal Court located in the Eastern District of Massachusetts in connection with any actions or proceedings brought against the Borrower by the holder hereof arising out of or relating to this Note. This Note may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

    This Note is intended to take effect as a sealed instrument. This Note and the obligations of the Borrower hereunder shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

    Each Borrower shall be jointly and severally liable for the full amount owing under this Note.


                  [Remainder of page intentionally left blank]

                                      D-1-3

    IN WITNESS WHEREOF, this BID RATE NOTE has been duly executed by the undersigned on the day and in the year first above written in Boston, Massachusetts.

                                 332 HARTWELL AVENUE, LEXINGTON, MA**

                                 MBZ-LEX TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              ----------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer


                                 WALTHAM OFFICE CENTER, WALTHAM, MA

                                 ZEE EM TRUST II

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              ----------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer

----------
** The designation of the specific Real Estate Asset or Assets owned by any signatory to this Agreement or any other Loan Document is for informational purposes only and does not in any way limit the joint and several liability of each Borrower, for so long as it is a Borrower, for the Obligations.

                                      D-1-4

                                 204 SECOND AVENUE, WALTHAM, MA

                                 WP TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              ----------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer


                                 170 TRACER LANE, WALTHAM, MA

                                 TRACER LANE TRUST II

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              ----------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer

                                      D-1-5

                                 33 HAYDEN AVENUE, LEXINGTON, MA

                                 HAYDEN OFFICE TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              ----------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer


                                 92 AND 100 HAYDEN AVENUE, LEXINGTON, MA

                                 92 HAYDEN AVENUE TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              ----------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer

                                      D-1-6

                                 LEXINGTON OFFICE PARK, 420-430 BEDFORD STREET, LEXINGTON, MA

                                 ELANDZEE TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              ----------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer


                                 40-46 HARVARD STREET, WESTWOOD, MA

                                 40-46 HARVARD STREET TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              ----------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer

                                      D-1-7

                                 17 HARTWELL AVENUE, LEXINGTON, MA

                                 ZEE BEE TRUST II

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              ----------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer


                                 ONE CAMBRIDGE CENTER, CAMBRIDGE, MA

                                 ONE CAMBRIDGE CENTER TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              ----------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer

                                      D-1-8

                                 THREE CAMBRIDGE CENTER, CAMBRIDGE, MA

                                 THREE CAMBRIDGE CENTER TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              ----------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer


                                 ELEVEN CAMBRIDGE CENTER, CAMBRIDGE, MA

                                 ELEVEN CAMBRIDGE CENTER TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              ----------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer

                                      D-1-9

                                 FOURTEEN CAMBRIDGE CENTER, CAMBRIDGE, MA

                                 FOURTEEN CAMBRIDGE CENTER TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              ----------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer


                                 500 E STREET, S.W., WASHINGTON, D.C.

                                 SCHOOL STREET ASSOCIATES LIMITED PARTNERSHIP

                                 By:  Boston Properties LLC, its sole general
                                      partner

                                      By:  Boston Properties Limited
                                           Partnership, its managing member

                                           By:  Boston Properties, Inc., its
                                                general partner

                                                By: /s/ Douglas T. Linde
                                                   ----------------------(SEAL)
                                                   Douglas T. Linde
                                                   Senior Vice President and
                                                   Chief Financial Officer

                                     D-1-10

                                 LONG WHARF MARRIOTT, BOSTON, MA

                                 DOWNTOWN BOSTON PROPERTIES TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              ----------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer

                                 CAMBRIDGE CENTER MARRIOTT, CAMBRIDGE, MA

                                 TWO CAMBRIDGE CENTER TRUST

                                 By:  Boston Properties Limited Partnership,
                                      its beneficiary

                                      By:  Boston Properties, Inc., its
                                           general partner

                                           By: /s/ Douglas T. Linde
                                              ----------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer

                                     D-1-11

                                 DECOVERLY TWO, ROCKVILLE, MD

                                 DECOVERLY TWO LIMITED PARTNERSHIP

                                 By:  Boston Properties LLC, its general partner

                                      By:  Boston Properties Limited
                                           Partnership, its Managing Member

                                           By:  Boston Properties, Inc., its
                                                general partner

                                                By: /s/ Douglas T. Linde
                                                   ----------------------(SEAL)
                                                   Douglas T. Linde
                                                   Senior Vice President and
                                                   Chief Financial Officer


                                 THE CANDLER BUILDING, 111 MARKET PLACE,
                                 BALTIMORE, MD

                                 CANDLER ASSOCIATES L.L.C.

                                 By:  Boston Properties Limited Partnership,
                                      its managing member

                                      By:  Boston Properties, Inc., its general
                                           partner

                                           By: /s/ Douglas T. Linde
                                              ----------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer

                                     D-1-12

                                 104 CARNEGIE CENTER, PRINCETON, NJ

                                 CARNEGIE CENTER ASSOCIATES

                                 By: Boston Properties Limited Partnership, its general partner

                                      By:  Boston Properties, Inc., its general
                                           partner

                                           By: /s/ Douglas T. Linde
                                              ----------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer


                                 105 CARNEGIE CENTER, PRINCETON, NJ

                                 CARNEGIE CENTER ASSOCIATES

                                 By: Boston Properties Limited Partnership, its general partner

                                      By:  Boston Properties, Inc., its general
                                           partner

                                           By: /s/ Douglas T. Linde
                                              ----------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer

                                     D-1-13

                                 210 CARNEGIE CENTER, PRINCETON, NJ

                                 210 ASSOCIATES LIMITED PARTNERSHIP

                                 By:  Boston Properties LLC, its general partner

                                      By:  Boston Properties Limited
                                           Partnership, its managing member

                                           By:  Boston Properties, Inc., its
                                                general partner

                                                By: /s/ Douglas T. Linde
                                                   ----------------------(SEAL)
                                                   Douglas T. Linde
                                                   Senior Vice President and
                                                   Chief Financial Officer


                                 211 CARNEGIE CENTER, PRINCETON, NJ

                                 211 ASSOCIATES LIMITED PARTNERSHIP

                                 By:  Boston Properties LLC, its general partner

                                      By:  Boston Properties Limited
                                           Partnership, its managing member

                                           By:  Boston Properties, Inc., its
                                                general partner

                                                By: /s/ Douglas T. Linde
                                                   ----------------------(SEAL)
                                                   Douglas T. Linde
                                                   Senior Vice President and
                                                   Chief Financial Officer

                                     D-1-14

                                 CAMBRIDGE CENTER NORTH GARAGE, CAMBRIDGE, MA

                                 CAMBRIDGE CENTER NORTH TRUST

                                 By: Boston Properties Limited Partnership, its beneficiary

                                      By:  Boston Properties, Inc., its general
                                           partner

                                           By: /s/ Douglas T. Linde
                                              ----------------------(SEAL)
                                              Douglas T. Linde
                                              Senior Vice President and
                                              Chief Financial Officer


                                 9509 KEY WEST AVENUE, DECOVERLY SEVEN,
                                 ROCKVILLE, MD

                                 DECOVERLY SEVEN LIMITED PARTNERSHIP

                                 By:  Boston Properties LLC, its general partner

                                      By:  Boston Properties Limited
                                           Partnership, its managing member

                                           By:  Boston Properties, Inc., its
                                                general partner

                                                By: /s/ Douglas T. Linde
                                                   ----------------------(SEAL)
                                                   Douglas T. Linde
                                                   Senior Vice President and
                                                   Chief Financial Officer

                                     D-1-15

                                 ONE TOWER CENTER, EAST BRUNSWICK, NJ

                                 SCV PARTNERS

                                 By:  BP III LLC, its general partner

                                      By:  Boston Properties Limited
                                           Partnership, its managing member

                                           By:  Boston Properties, Inc., its
                                                general partner

                                                By: /s/ Douglas T. Linde
                                                   ----------------------(SEAL)
                                                   Douglas T. Linde
                                                   Senior Vice President and
                                                   Chief Financial Officer


                                 201 CARNEGIE CENTER, PRINCETON, NJ

                                 PRINCETON CHILDCARE ASSOCIATES
                                 LIMITED PARTNERSHIP

                                 By:  Boston Properties LLC, its sole general
                                      partner

                                      By:  Boston Properties Limited
                                           Partnership, its managing member

                                           By:  Boston Properties, Inc., its
                                                general partner

                                                By: /s/ Douglas T. Linde
                                                   ----------------------(SEAL)
                                                   Douglas T. Linde
                                                   Senior Vice President and
                                                   Chief Financial Officer


                                 399 PARK AVENUE, NEW YORK, NY

                                 195 WEST STREET, WALTHAM, MA

                                 7435 BOSTON BOULEVARD, BUILDING ONE,
                                 SPRINGFIELD, VA

                                     D-1-16

                                 7451 BOSTON BOULEVARD, BUILDING TWO,
                                 SPRINGFIELD, VA

                                 7374 BOSTON BOULEVARD, BUILDING FOUR,
                                 SPRINGFIELD, VA

                                 8000 GRAINGER COURT, BUILDING FIVE,
                                 SPRINGFIELD, VA

                                 7500 BOULEVARD, BUILDING SIX,
                                 SPRINGFIELD, VA

                                 7501 BOSTON BOULEVARD, BUILDING SEVEN,
                                 SPRINGFIELD, VA

                                 7601 BOSTON BOULEVARD, BUILDING EIGHT,
                                 SPRINGFIELD, VA

                                 7375 BOSTON BOULEVARD, BUILDING TEN,
                                 SPRINGFIELD, VA

                                 7300 BOSTON BOULEVARD, BUILDING THIRTEEN,
                                 SPRINGFIELD, VA

                                 8000 CORPORATE COURT, BUILDING ELEVEN,
                                 SPRINGFIELD, VA

                                 38 CABOT BOULEVARD, BUCKS COUNTY, PA

                                 365 HERNDON PARKWAY (SUGARLAND I),
                                 HERNDON, VA

                                 397 HERNDON PARKWAY (SUGARLAND II),
                                 HERNDON, VA

                                 164 LEXINGTON ROAD, BILLERICA, MA

                                 THE ARBORETUM, 12700 SUNRISE VALLEY DRIVE,
                                 RESTON, VA

                                 502 CARNEGIE CENTER, PRINCETON, NJ

                                 RESIDENCE INN, CAMBRIDGE, MA

                                     D-1-17

                                 212 CARNEGIE CENTER, PRINCETON, NJ

                                 NEWPORT OFFICE CENTER, QUINCY, MA

                                 ORBITAL SCIENCES - PHASE I, DULLES, VA

                                 DECOVERLY THREE, 15204 OMEGA DRIVE, ROCKVILLE,
                                 MD

                                 7450 BOSTON BOULEVARD, BUILDING THREE,
                                 SPRINGFIELD, VA

                                 200 WEST STREET, WALTHAM, MA

                                 Broad Run Business Park Building E,
                                 MORAN ROAD, LEESBURG VA 20175

                                 BOSTON PROPERTIES LIMITED PARTNERSHIP


                                 By: Boston Properties, Inc., its sole general partner

                                      By: /s/ Douglas T. Linde
                                         ------------------------(SEAL)
                                         Douglas T. Linde
                                         Senior Vice President and
                                         Chief Financial Officer

                                     D-1-18

                                                                     EXHIBIT D-2

                    FORM OF BID RATE ADVANCE BORROWING NOTICE

                                                           [Date]

To:           Fleet National Bank, as Managing Administrative Agent (the
              "Agent")

From: Boston Properties Limited Partnership and each other Borrower under the Credit Agreement referred to below (collectively, the "Borrower")

Re: Third Amended and Restated Revolving Credit Agreement (as amended, the "Credit Agreement") dated as of January __, 2003 among the Borrower, the Banks party thereto and the Agent.

    We hereby give notice pursuant to Section 2.9(b)(i) of the Credit Agreement that we jointly and severally request a Bid Rate Advance as follows:

    1. The Business Day of the proposed Bid Rate Advance is: ______________, 200_.* -

    2. This request is for an [Absolute Rate Auction in which the rates of interest to be offered by the Banks shall be absolute rates per annum] [Indexed Rate Auction in which the rates of interest to be offered by the Banks shall be rates per annum at a margin greater or less than the Eurodollar Rate plus the Applicable Eurodollar Margin].

    3.    The terms of the Bid Rate Advance requested are as follows:

          Principal Amount**       Interest Period***          Maturity Date****
          ----------------         ---------------             -------------
          $

          [repeat as necessary]

    4.    [Insert special terms, if any]

                                      D-2-1

    The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Bid Rate Borrowing, both before and after giving effect thereto and to the application of the proceeds therefrom:

    (a) the aggregate outstanding principal amount of the Revolving Credit Loans, PLUS the aggregate principal amount of all Bid Rate Loans outstanding, PLUS the aggregate principal amount of all Swingline Loans outstanding, PLUS the Maximum Drawing Amount and, without double-counting the portion, if any, of any Letter of Credit which is drawn and included in the Revolving Credit Loans, all outstanding Reimbursement Obligations, on today's date excluding the requested Bid Rate Advance is $__________ and including the requested Bid Rate Advance is $___________,

    (b) we will use the proceeds of the requested Bid Rate Loan in accordance with the provisions of the Credit Agreement,

    (c) attached hereto is a Compliance Certificate of the Borrower, substantially in the form of Exhibit C-1 to the Credit Agreement, with appropriate attachments,

    (d) no Default or Event of Default has occurred and is continuing or will result from the making of the requested Bid Rate Advance.

    Terms used herein have the meanings assigned to them in the Credit
Agreement.

                                 BOSTON PROPERTIES LIMITED
                                 PARTNERSHIP,
                                 for itself and as agent for each other Borrower

                                 By:  Boston Properties, Inc., its general
                                      partner

                                      By:
                                         ----------------------------
                                         Title:

*    Subject to notice requirements of Section 2.9(b)

**   Amount must be a minimum of $5,000,000 or any larger multiple of $1,000,000

***  1 to 180 days for Absolute Rate Auction
     7 to 180 days for Indexed Rate Auction

**** Must be on or before Maturity Date


                                      D-2-2

                                                                     EXHIBIT D-3

                             OFFER OF BID RATE LOAN
                             COMPETITIVE BID NOTICE

FLEET NATIONAL BANK, as Managing Administrative Agent
115 Perimeter Center Place
Suite 500
Atlanta, GA  30346

Attention:  Jeffrey Aycock

Re: Bid Rate Loan Offer to Boston Properties Limited Partnership and each other Borrower under (and as defined in) the Third Amended and Restated Revolving Credit Agreement dated as of January __, 2003 (as amended, the "CREDIT AGREEMENT")

    In response to the Borrower's Bid Rate Advance Borrowing Notice dated ________, 200_, we hereby make the following Bid Rate Loan offer on the following terms:

    1.    Offering Bank:___________________

    2.    Person to contact at Offering Bank:_________________

    3.    Business Day of Borrowing: * ---------------------------------

    4. We hereby offer to make Bid Rate Loan(s) in the following principal amounts, for the following periods and at the following rates:

Minimum         Maximum
Principal       Principal    Applicable    Competitive         Maturity
 Amount**       Amount**     Period***     Bid Rate****          Date
---------       ---------    ----------    ------------        --------
$               $

[repeat as necessary]

    We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement, irrevocably obligates us to

                                      D-3-1
make the Bid Rate Loan(s) for which any offer(s) are accepted in whole or in part by the Borrower.

    Terms used herein have the meanings assigned thereto in the Credit
Agreement.

                                                Very truly yours,

                                                [NAME OF BANK]


Dated:                                          By:
      ------------                                 --------------------
                                                   Authorized Officer


*   As specified in the related Borrowing Notice.

** Principal amount offer for each period may not exceed principal amount requested. Offers must be made for $5,000,000 or any larger multiple of $1,000,000.

*** 1 to 180 days, as specified in the related Borrowing Notice. 7 to 180 days, as specified in the related Borrowing Notice.

**** Specify rate of interest per annum (each rounded to the nearest 1/10,000th of 1%), and indicate whether it is an absolute rate or indexed rate.

                                      D-3-1

                                                                     EXHIBIT D-4

                   FORM OF NOTICE OF BID RATE LOAN ACCEPTANCE

    Re: Third Amended and Restated Revolving Credit Agreement (as amended, the "Credit Agreement"), dated as of January __, 2003, among BOSTON PROPERTIES LIMITED PARTNERSHIP and each other Borrower defined therein (collectively, the "Borrower"), the lenders which are or may become parties thereto, and Fleet National BANK AS MANAGING ADMINISTRATIVE AGENT.

    We hereby give notice pursuant to Section 2.9(b)(iii) of the Credit Agreement of our acceptance of the following Bid Rate Loan offer(s):

    1.    Bank:_____________________

    2.    Drawdown Date*:_______________

    3. In the following principal amounts, for the following periods and at the following rates:

    Principal                                           Bid Rate Loan
    Amount                    Period(s)                 Interest Rate(s)**
    ------                    ---------                 ------------------
    $____________
    $____________

    [Repeat 1, 2 and 3 for each Bank as necessary]

    4.    The aggregate principal amount for each identical period is:

                                                                   Aggregate
          Period                                              Principal Amount
          ------                                              ----------------
                                                                     $
                                                                     $


     We hereby certify (a) that we will use the proceeds of the requested Bid Rate Loans in accordance with the provisions of the Credit Agreement, (b) to the best knowledge and belief of the Chief Financial Officer/Treasurer, both before and after giving effect to the

                                      D-4-1
requested Bid Rate Loans (1) no Default or Event of Default exists on the date hereof or will exist under the Credit Agreement or any other Loan Document on the drawdown date of such Loans and (2) after taking into account such requested Bid Rate Loans, no Default or Event of Default will exist as of the drawdown date of such Loans, (c) to the best knowledge and belief of the Chief Financial Officer/Treasurer, each of the representations and warranties of the Borrower contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement was true as of the date as of which they were made and is also true at and as of the date hereof and will be true at and as of the time of the making of the requested Bid Rate Loans, with the same effect as if made at and as of that time except to the extent that such representations and warranties relate expressly to an earlier date, and (d) that the undersigned is authorized to execute and deliver this certificate on behalf of each Borrower.

     Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

                               Very truly yours,

                                 BOSTON PROPERTIES LIMITED
                                 PARTNERSHIP,
                                 for itself and as agent for each other Borrower


                                 By:  Boston Properties, Inc., its general
                                      partner

                                      By:
                                         -----------------------------
                                         Title:

*  As specified in the related Borrowing Notice

** Specify rate of interest per annum (each rounded to the nearest 1/1,000th of 1%) for each applicable period.

                                      D-4-1

                                                                       EXHIBIT E

                      BOSTON PROPERTIES LIMITED PARTNERSHIP

                                                                January __, 2003

Fleet National Bank
       individually and as Agent, and the other
       Banks party to the Credit Agreement described below
115 Perimeter Center Place, Suite 500
Atlanta, GA 30346

Attention:   Robert C. Avil, Vice President

       RE: Closing Certificate under Third Amended and Restated Revolving Credit Agreement dated as of January __, 2003 (the "Credit Agreement")

Ladies and Gentleman:

     The undersigned hereby certifies to you, in accordance with the provisions of Section 12.19 of the Credit Agreement, that the representations and warranties of the undersigned contained in the Credit Agreement and in each document and instrument executed and delivered by the undersigned pursuant to or in connection therewith are true as of the date hereof and that each Borrower has performed and complied with all covenants and other obligations required to be performed or complied with by it on or prior to the Closing Date (except as any of the foregoing may have been waived or deferred in writing by the Agent and the Banks) and that no Default or Event of Default has occurred and is continuing on the date hereof.

     Unless otherwise defined herein, the terms used in this Closing Certificate have the meanings described in the Credit Agreement.

                                                        Very truly yours,

                                      BOSTON PROPERTIES LIMITED
                                      PARTNERSHIP, for itself and as agent for each other Borrower

                                      By:  Boston Properties, Inc.

                                           By:
                                              ------------------------------
                                              Title:

                                                                       EXHIBIT F

                                     FORM OF
                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                               Dated ____________

    Reference is made to the Third Amended and Restated Revolving Credit Agreement, dated as of January __, 2003 (as amended and in effect from time to time, the "Agreement"), among Boston Properties Limited Partnership (the "Borrower"), the banking institutions referred to therein as Banks (the "Banks"), and Fleet National Bank, as agent (the "Agent") for the Banks. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Agreement.

     __________________________________________ (the "Assignor") and
________________________________________________ (the "Assignee") agree as follows:

    1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, a _% interest in and to all of the Assignor's rights and obligations under the Agreement as of the Effective Date, (as hereinafter defined).

    2. The Assignor (i) represents that as of the date hereof, its Commitment Percentage (without giving effect to assignments thereof which have not yet become effective) is _%, the outstanding balance of its Loans (unreduced by any assignments thereof which have not yet become effective) is $__________ and the aggregate amount of its Letter of Credit Participations (unreduced by any assignments thereof which have not yet become effective) is $_______; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or re representations made in or in connection with the Agreement, the other Loan Documents or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement, the other Loan Documents or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or subsidiaries (as defined in the Agreement) or any other person which may be primarily or secondarily liable in respect of any of the Obligations under the Agreement or the other Loan Documents or any other instrument or document delivered or executed pursuant thereto; [and (iv) represents that as of the date hereof there are no Letters of Credit outstanding].

    3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Assumption; (ii) confirms that it has received a copy of the Agreement, together with copies of the most recent financial statements delivered pursuant to Section Section 7.4 and 8.4 thereof, if any, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption; (iii) agrees that it will, independently and without reliance upon the Assignor, any other Bank or the Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iv) confirms that it is an Eligible Assignee; (v) appoints and authorizes the Agent, and each other Bank who may from time to time be designated as an agent in a limited specific capacity pursuant to an amendment to the Agreement, to take such action as agent (and with respect to such other Banks, in such limited capacity as may be designated) on its behalf and to exercise such powers as are reasonably incidental thereto pursuant to the terms of the Agreement and the other Loan Documents; and (vi) agrees that it will perform all the obligations which by the terms of the Agreement are required to be performed by it as a Bank in accordance with the terms of the Agreement. The Assignor represents and warrants that it is legally authorized to enter into this Assignment and Assumption.

    4. The effective date for this Assignment and Assumption shall be ____________, 20__ (the "Effective Date"). Following the execution of this Assignment and Assumption, it will be delivered to the Agent for recording in the Register by the Agent.

    5. Upon such acceptance and recording, from and after the Effective Date, and, in accordance with Section 20.1 of the Agreement, the Agent and the Borrower shall have approved (or be deemed to have approved) the herein assignment pursuant to Section 20.1 of the Agreement, and the Assignor shall, with respect to that portion of its interest under the Agreement assigned hereunder, relinquish its rights and be released from its obligations under the Agreement accruing from and after the Effective Date.

    6. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to the Effective Date by the Agent or with respect to the making of this assignment directly between themselves.

    7. THIS ASSIGNMENT AND ASSUMPTION SHALL RUN TO THE BENEFIT OF THE BORROWER, IN ACCORDANCE WITH Section 20.1 OF THE AGREEMENT. THIS ASSIGNMENT AND ASSUMPTION IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT TO BE GOVERNED BY, AND

CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

    IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Assignment and Assumption to be executed on its behalf by its officer thereunto duly authorized, as of the date first above written.

                                           [NAME OF ASSIGNOR]


                                           By:
                                              -------------------------------
                                              Title:
                                                    -------------------------

                                           [NAME OF ASSIGNEE]

                                           By:
                                              -------------------------------
                                              Title:
                                                    -------------------------

                                                                       EXHIBIT G

                            FORM OF JOINDER AGREEMENT

                                                                 _________, 20__

    Reference is made to the Third Amended and Restated Revolving Credit Agreement, dated as of January __, 2003 (as from time to time amended and in effect, the "Loan Agreement"), among Boston Properties Limited Partnership, those other Borrowers listed on Schedule 1 of the Loan Agreement and each other Borrower (collectively, the "Borrower") which from time to time is a party to the Loan Agreement, the banking institutions referred to the Loan Agreement as Banks (collectively, the "Banks"), and Fleet National Bank, as Agent (the "Agent") for the Banks. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such in the Agreement.

    In consideration of and as an inducement to the inclusion of the Unencumbered Asset identified on EXHIBIT A hereto as a Borrowing Base Property (the "Additional Borrowing Base Property") by the Banks, __________________ (the "Additional Borrower"), a_____________________, which is a Wholly-owned Subsidiary of BPLP, hereby acknowledges and agrees to the terms and conditions of the Loan Agreement, the Revolving Credit Notes and the other Loan Documents to which any Borrower is a party, joins in the agreements of the Borrower under the Loan Agreement, the Revolving Credit Notes and the other Loan Documents to which any Borrower is a party and agrees that all Obligations of the Borrower under the Loan Agreement, the Revolving Credit Notes and the other Loan Documents to which any Borrower is a party shall be the obligations, jointly and severally, of the Additional Borrower with the same force and effect as if the Additional Borrower was originally a Borrower under the Loan Agreement and an original signatory to the Loan Agreement, the Revolving Credit Notes and the other Loan Documents to which any Borrower is a party.

    The Additional Borrower further agrees that its liability hereunder is direct and primary and may be enforced by the Banks and the Agent before or after proceeding against any other Borrower.

    At least five (5) Business Days prior to this Joinder Agreement becoming effective and the Unencumbered Asset identified in EXHIBIT A hereto becoming a Borrowing Base Property, the Additional Borrower shall have delivered to the Agent (with copies to the Agent for each Bank) those documents referred to in Sections 12.3 through 12.9, 12.12. 12.13, 12.15, 12.17, 12.19, 12.20 and 12.21
of the Loan Agreement
with respect to the Additional Borrower, in each case in form and substance materially the same as those documents delivered by the Borrower on the Closing Date. The Additional Borrower agrees that the Agent shall have the right to visit and inspect the Additional Borrowing Base Property at the Borrower's sole cost and expense.

    The undersigned represents and warrants to the Agent and the Banks that it has the complete right, power and authority to execute and deliver this Joinder Agreement and to perform all of the obligations hereunder and the Obligations under the Loan Agreement, the Revolving Credit Notes and the other Loan Documents to which any Borrower is a party. This Joinder Agreement shall be binding upon the undersigned and its successors and assigns and shall inure to the benefit of the Banks, the Agent and their respective successors and assigns.

    Executed as a sealed instrument as of the _______ day of ___________, 2000.

                                           [ADDITIONAL BORROWER]

                                           -------------------------------------

                                           Name:
                                                  ------------------------------

                                           Title:
                                                  ------------------------------
ACKNOWLEDGED AND AGREED:

BOSTON PROPERTIES LIMITED PARTNERSHIP,
individually and as agent for each Borrower

By:   Boston Properties, Inc., its sole general partner

      By:  /s/ Douglas T. Linde
          -------------------------(SEAL)
          Douglas T. Linde
          Chief Financial Officer

                         EXHIBIT A TO JOINDER AGREEMENT

                       Additional Borrowing Base Property



** The designation of the specific Real Estate Asset or Assets owned by any signatory to this Agreement or any other Loan Document is for informational purposes only and does not in any way limit the joint and several liability of each Borrower, for so long as it is a Borrower, for the Obligations.